* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "*". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                    Exhibit 10.2


                                      A350

                               PURCHASE AGREEMENT

                                     BETWEEN

                                  AIRBUS S.A.S.
                                   AS SELLER

                                       AND

                             TAM-LINHAS AEREAS S.A.
                                    AS BUYER

DATE: December 20th, 2005

REFERENCE: CCC 337.0042/05

                               Foreword - Page 1/4

                                    CONTENTS

CLAUSES   TITLES
-------   ------
    0     DEFINITIONS AND INTERPRETATION
    1     SALE AND PURCHASE
    2     SPECIFICATION
    3     PRICES
    4     PRICE REVISION
    5     PAYMENTS
    6     MANUFACTURE PROCEDURE - INSPECTION
    7     CERTIFICATION
    8     BUYER'S TECHNICAL ACCEPTANCE
    9     DELIVERY
   10     EXCUSABLE DELAY
   11     NON-EXCUSABLE DELAY
   12     WARRANTIES AND SERVICE LIFE POLICY
   13     PATENT AND COPYRIGHT INDEMNITY
   14     TECHNICAL DATA AND SOFTWARE SERVICES
   15     SELLER'S REPRESENTATIVES
   16     TRAINING AND TRAINING AIDS
   17     EQUIPMENT SUPPLIER PRODUCT SUPPORT
   18     BUYER FURNISHED EQUIPMENT
   19     INDEMNIFICATION AND INSURANCE
   20     TERMINATION
   21     ASSIGNMENTS AND TRANSFERS
   22     MISCELLANEOUS PROVISIONS


                               Foreword - Page 2/4

                                    CONTENTS

EXHIBITS    TITLES
--------    ------
Exhibit A   SPECIFICATION
Exhibit B   FORM OF SPECIFICATION CHANGE NOTICE
Exhibit C   AIRCRAFT PRICE REVISION FORMULA
Exhibit D   FORM OF CERTIFICATE OF ACCEPTANCE
Exhibit E   FORM OF BILL OF SALE
Exhibit F   SERVICE LIFE POLICY - ITEMS OF PRIMARY STRUCTURE
Exhibit G   TECHNICAL DATA INDEX
Exhibit H   MATERIAL SUPPLY AND SERVICES

LETTERS AGREEMENTS        TITLES
------------------        ------
Letter Agreement No 1:    *
Letter Agreement No 2:    *
Letter Agreement No 3:    OPTIONS
Letter Agreement No 4:    *
Letter Agreement No 5A:   A350-900 PERFORMANCE GUARANTEE (75,000 lbs Thrust)
Letter Agreement No 5B:   *
Letter Agreement No 5C:   *
Letter Agreement No 6A:   *
Letter Agreement No 6B:   *
Letter Agreement No 7:    *
Letter Agreement No 8:    *
Letter Agreement No 9:    *
Letter Agreement No 10:   MISCELLANEOUS
Letter Agreement No 11:   *


                               Foreword - Page 3/4

                          A 350-900 PURCHASE AGREEMENT

This A350-900 Purchase Agreement (the "AGREEMENT") is made as of the 20th day of December 2005

BETWEEN:

AIRBUS S.A.S., a societe par actions simplifiee, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. and Airbus Industrie G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "SELLER"),

and

TAM - LINHAS AEREAS S.A. a company organised under the laws of Brazil having its principal place of business at Avenida Jurandir, 856, 20 andar, Lote 4, CEP 04072 - 000, Jardim CECI, SAO PAULO - SP. BRAZIL (the "BUYER")

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:


                               Foreword - Page 4/4

0    DEFINITIONS AND INTERPRETATION

0.1 IN addition to words and terms elsewhere defined in this Agreement, the initially capitalised words and terms used in this Agreement shall have the meaning set out below.

AFFILIATE                     means with respect to any person or entity, any
                              other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

AGREEMENT                     means this Agreement including the Appendices and
                              Exhibits hereto and all Letter Agreements entered into by the Buyer and the Seller in respect hereof.

AIRCRAFT means an Airbus A350-900 aircraft including the Airframe, the Engines, and any part, component, furnishing or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement

AIRCRAFT TRAINING SERVICES    means all training courses, flight training, line
                              training, flight assistance, line assistance, maintenance support, maintenance training
                              (including practical training as defined in Clause
                              16.8.1) or training support performed on aircraft and provided to the Buyer pursuant to this Agreement.

AIRFRAME                      means the Aircraft excluding the Engines.

AIRCRAFT BASIC PRICE          has the meaning set out in Clause 3.1.

AIRCRAFT PRICE REVISION
FORMULA                       is set out in Exhibit C.

AVIATION AUTHORITY            means when used in respect of any jurisdiction the
                              government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

BALANCE OF FINAL PRICE        has the meaning set out in Clause 5.4.1.

BILL OF SALE                  has the meaning set out in Clause 9.2.2.

BUSINESS DAY                  means (i) a day, other than a Saturday or Sunday
                              on which business of the kind contemplated by this Agreement is carried out in France and Brazil, or
                              (ii) where used in relation to a payment, which is also a day on which banks are open for business in France, New York or Brazil.

BUYER FURNISHED EQUIPMENT     has the meaning set out in Clause 18.1.1.

CERTIFICATE OF ACCEPTANCE     has the meaning set out in Clause 8.3.

DEFAULT RATE                  means the rate of Default Interests as defined in
                              Clause 5.7.

DELIVERY means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

DELIVERY DATE                 means the date on which Delivery shall occur.

DELIVERY LOCATION             means the facilities of the Seller at the location
                              of final


                               Clause 0 - Page 1/3
                              assembly of the Aircraft.

ENGINES                       has the meaning set out in Clause 2.2.

ENGINES MANUFACTURER          means the manufacturer of the Engines as set out
                              in Clause 2.2.

EXCUSABLE DELAY               has the meaning set out in Clause 10.1.

EXPORT AIRWORTHINESS
CERTIFICATE                   means an export certificate of airworthiness
                              issued by the Aviation Authority of the Delivery
                              Location.

FINAL PRICE                   has the meaning set out in Clause 3.2

GROUND TRAINING SERVICES      means all training courses performed in classrooms
                              (classical or Airbus CBT courses), full flight simulator sessions, fixed base simulator sessions, field trips and any other services provided to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training Services.

MANUFACTURE FACILITIES        means the various manufacture facilities of the
                              Seller, its Affiliates or any sub-contractor, where the Airframe or its parts are manufactured or assembled.

MATERIAL                      has the meaning set out in Clause 1.2 of Exhibit
                              H.

NON-EXCUSABLE DELAY           has the meaning set out in Clause 11.1.

PREDELIVERY PAYMENT           means the payment(s) determined in accordance with
                              Clause 5.3.

READY FOR DELIVERY            means the time when (i) the Technical Acceptance
                              Process has been successfully completed and (ii) the Export Airworthiness Certificate has been issued.

SCHEDULED DELIVERY MONTH      has the meaning set out in Clause 9.1.1.

SELLER'S REPRESENTATIVES      means the representatives of the Seller referred
                              to in Clause 15.2.

SELLER REPRESENTATIVES        means the services provided by the Seller to
SERVICES                      the Buyer and from the Buyer to the Seller
                              pursuant to Clause 15.

SELLER SERVICE LIFE POLICY    has the meaning set out in Clause 12.2.

SPARE PARTS                   means the items of equipment and material which
                              may be provided pursuant to Exhibit H.

SPECIFICATION CHANGE
NOTICE OR SCN                 means an agreement in writing between the parties
                              to amend the Specification pursuant to Clause 2.

SPECIFICATION                 means either (a) the Standard Specification if no
                              SCNs are applicable or (b) if SCNs are issued, the Standard Specification as amended by all applicable SCNs.

STANDARD SPECIFICATION        means the A350-900 standard specification
                              document


                               Clause 0 - Page 2/3
                              number G.000.09000, Issue B, dated June 30th, 2005, a copy of which has been annexed hereto in form of a CD-Rom as Exhibit A.

SUPPLIER                      has the meaning set out in Clause 12.3.1.1.

SUPPLIER PART                 has the meaning set out in Clause 12.3.1.2.

SUPPLIER PRODUCT SUPPORT
AGREEMENT                     has the meaning set out in Clause 12.3.1.3.

TECHNICAL ACCEPTANCE
PROCESS                       has the meaning set out in Clause 8.1.1.

TECHNICAL DATA                has the meaning set out in Clause 14.1.

TOTAL LOSS                    has the meaning set out in Clause 10.4.

TYPE CERTIFICATE              has the meaning set out in Clause 7.1.

WARRANTED PART                has the meaning set out in Clause 12.1.1.

0.2 Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3            In this Agreement unless the context otherwise requires:

               (a) references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

               (b) words importing the plural shall include the singular and vice versa; and

               (c) references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.


                               Clause 0 - Page 3/3

1              SALE AND PURCHASE

               The Seller shall sell and deliver and the Buyer shall buy and take delivery of ten (10) A350-900 Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.


                              Clause 1 - Page 1/1

2              SPECIFICATION

2.1            AIRFRAME SPECIFICATION

2.1.1          SPECIFICATION

               The Airframe shall be manufactured in accordance with the Standard Specification, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix I or, as applicable. Appendix II to Exhibit A.

2.1.2          SPECIFICATION CHANGE NOTICE (SCN)

               The Specification may be amended by written agreement between the parties in a Specification Change Notice. Each Specification Change Notice shall be substantially in the form set out in Exhibit B and shall set out in detail the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, time of Delivery of the Aircraft, and on the text of the Specification. Such SCN may result in an adjustment of the Aircraft Basic Price.

2.1.3          DEVELOPMENT CHANGES

               The Specification may also be revised by the Seller without the Buyer's consent in order to incorporate development changes if such changes do not adversely affect price, time of delivery, weight or performance of the Aircraft, * interchangeability or replaceability requirements under the Specification.

                                        *

               In any other case the Seller shall issue to the Buyer a Manufacturer Specification Change Notice. Development changes are changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement

2.1.4          SPECIFICATION CHANGE NOTICES FOR CERTIFICATION

               The provisions relating to Specification Change Notices for certification are set out in Clauses 7.2. and 7.3.

2.1.5          BUYER IMPORT REQUIREMENTS

               The provisions relating to Specification Change Notices for Buyer import requirements are set out in Clause 7.4.

2.1.6          INCONSISTENCY

               In the event of any inconsistency between the Specification and any other part of this Agreement, this Agreement shall prevail to the extent of such inconsistency.

2.2            ENGINES

               The Airframe shall be equipped with a set of two (2) General Electric GEnx-1A75 engines (Engine Thrust 75,000 Lbs) (the "ENGINES").


                               Clause 2 - Page 1/2

2.3            CUSTOMISATION MILESTONES CHART

               Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a Customisation Milestones Chart setting out the minimum lead times prior to the Scheduled Delivery Month of the Aircraft, when a mutual agreement shall be reached (such agreement to be reflected in the execution of one or more SCNs) in order to integrate into the Specification, any items requested by the Buyer from the Specification Changes Catalogues made available by the Seller.


                               Clause 2 - Page 2/2

3              PRICES

3.1            Aircraft Basic Price

3.1.1 The Aircraft Basic Price includes the basic price of the Airframe, nacelles, thrust reversers and Engines (General Electric Genx 1A75). The Aircraft Basic Price is the sum of:

               (i) the basic price of the Aircraft as defined in the Standard Specification (excluding Buyer Furnished Equipment), which is:

                                       *

               (ii) the sum of the basic prices of all SCNs set forth in
                    Appendix II to the Exhibit A (the "Aircraft Modification Package Price"), which is:

                                       *

3.1.2 The Aircraft Basic Price has been established in accordance with the average economic conditions prevailing in December 2002, January 2003, February 2003 and corresponding to a theoretical delivery in JANUARY 2004 - (the "Base Period").

3.2            Final Price

               The Final Price of each Aircraft shall be the sum of:

               (i) the Aircraft Basic Price as revised as of the Delivery Date in accordance with Clause 4; plus

               (ii) the aggregate of all increases or decreases to the Aircraft
                    Basic Price as agreed in any Specification Change Notice or part thereof applicable to the Aircraft subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4; plus

               (iii) any other amount due by the Buyer to the Seller provided for or resulting from the any other provision of this Agreement and/or any other written agreement between the Buyer and the Seller with respect to the Aircraft.


                               Clause 3 - Page 1/1

4.             PRICE REVISION

               The Aircraft Basic Price is subject to revision in accordance with the Aircraft Price Revision Formula up to and including the Delivery Date (as set forth in Exhibit C).


                               Clause 4 - Page 1/1

5              PAYMENTS

5.1            SELLER'S ACCOUNT

               The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the Seller's account:

               Beneficiary Name: AIRBUS

               account identification: 0121 635 000 100

               with:

               CALYON
               SWIFT: CRLYUS33
               ABA: 026008073
               1301 avenue of the Americas
               New York, NY 10019
               USA

               or to such other account as may be designated in writing by the Seller.

5.2            COMMITMENT FEE

               An amount equal to the initial commitment fee of US Dollars * per Aircraft already paid by the Buyer to the Seller prior to the date of this Agreement shall be deducted from the first Predelivery Payment due under this Agreement.

5.3            PREDELIVERY PAYMENTS

5.3.1 The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each Aircraft (the "Predelivery Payment Reference Price", as defined herebelow). The Predelivery Payment Reference Price is determined by the following formula:

               A = Pb (1 + 0.03N)

               Where

               A  : The Predelivery Payment Reference Price for Aircraft to be
                    delivered in year T;

               T  : the year of Delivery of the relevant Aircraft

               Pb : the Aircraft Basic Price;

               N  : (T- *


                               Clause 5 - Page 1/5

5.3.2 Such Predelivery Payments shall be made in accordance with the following schedule:

               DUE DATE OF PAYMENTS   PERCENTAGE OF
                                      PREDELIVERY PAYMENT
                                      REFERENCE PRICE

                                        *

               In the event that at signature of the Agreement any of the above payments due at * months prior to Delivery have already fallen due as the respective Deliveries are scheduled at less than * ' months after signature, such payments shall be made together with the payment of * due upon signature of the Agreement.

5.3.3 Any Predelivery Payment received by the Seller shall constitute an instalment ("acompte") in respect of the Final Price of the Aircraft. The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to
               (i) the obligation to deduct any such Predelivery Payment from the Final Price when calculating the Balance of Final Price or
               (ii) the obligation to repay to the Buyer an amount equal to the Predelivery Payments pursuant to any other provision of this Agreement.

5.3.4 If any Predelivery Payment is not received on the relevant due date specified in Clause 5.3.2 then, and in addition to any other rights and remedies available to Seller, the Seller shall have the right to set back the Scheduled Delivery Month by a period of
               * for each * days such payment is delayed.

               Furthermore, if such delay is greater than * the Seller shall have no obligation to deliver the Aircraft within the Scheduled Delivery Month as modified pursuant to the preceding paragraph. Upon receipt of the full amount of all delayed Predelivery Payments, together with Default Interest pursuant to Clause 5.7, the Seller shall inform the Buyer of a new Scheduled Delivery Month consistent with the Seller's other commitments and production capabilities.


                               Clause 5 - Page 2/5

5.3.5          Specification Change Notice Predelivery Payments

               The Seller shall be entitled to request Predelivery Payments for each SCN executed after signature of this Agreement if such SCN does not originate from the Seller's system or catalogue configuration guides. Such Predelivery Payments shall correspond to.

                                        *

5.4            BALANCE OF FINAL PRICE

5.4.1 The Balance of the Final Price payable by the Buyer to the Seller on the Delivery Date shall be the Final Price less the amount of all Predelivery Payments received by the Seller for the relevant Aircraft on or before the Delivery Date.

5.4.2 Upon receipt of the Seller's invoice, immediately prior * Delivery, the Buyer shall pay to the Seller the Balance of the Final Price.

5.5            OTHER CHARGES

               Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.4 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, within * after the invoice date.

5.6            METHOD OF PAYMENT

5.6.1 All payments provided for in this Agreement shall be made in the United States Dollars (USD) in immediately available funds.

5.6.2 All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature. In the event that the tax laws of Brazil change in a manner that would require the Buyer to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7            DEFAULT INTEREST

               If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, option fees for the Aircraft as well as any payment due to the Seller for any spare parts, data, documents, training and services, is not received on the due date, without prejudice to the Seller's other rights under this Agreement and at law, the Seller shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal to the London Interbank Offered Rate (LIBOR) for * deposits in US Dollars (as published in the Financial Times on the due date) plus *


                               Clause 5 - Page 3/5
               per year (part year to be prorated).

               All such interest shall be compounded monthly and calculated on the basis of the actual number of days elapsed in the month assuming a thirty (30) day month and a three hundred and sixty
               (360) day year.

5.8            TAXES

5.8.1 The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax ("VAT") chargeable under the laws of the Delivery Location.

5.8.2 Subject to Buyer exporting the Aircraft after Delivery and providing the Seller with all necessary documents attesting to this exportation, the Seller shall pay all taxes, duties or similar charges of any nature whatsoever levied, assessed, charged or collected for or in connection with the manufacture, assembly, sale and delivery under this Agreement of any of the Aircraft, services, instructions and data delivered or furnished hereunder provided such charges have been promulgated and are enforceable under the laws of the Delivery Location, or if different, FRANCE, the FEDERAL REPUBLIC OF GERMANY, GREAT BRITAIN or SPAIN.

5.8.3 The Buyer shall bear the costs of and pay any and all taxes, duties or similar charges of any nature whatsoever not assumed by the Seller under Clause 5.8.2 including but not limited to any duties or taxes due upon or in relation to the importation or registration of the Aircraft in the Buyer's country and/or any withholdings or deductions levied or required in the Buyer's country in respect of the payment to the Seller of any amount due by the Buyer hereunder.

5.8.4                                   *

5.9            PROPRIETARY INTEREST

               The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10           SET-OFF

               The Seller may set-off any matured obligation owed by the Buyer to the Seller and/or its Affiliates * agreement between the Buyer and the Seller against any obligation owed by the Seller to the Buyer *. regardless of the place of payment or currency (it being understood that if this obligation is unascertainable it may be estimated and the set-off made in respect of such estimate).


                               Clause 5 - Page 4/5

5.11           CROSS-COLLATERALISATION

5.11.1 The Buyer hereby agrees that, notwithstanding any provision to the contrary in this Agreement, in the event that the Buyer should fail to make any material payment owing under this Agreement or under any other under any * agreement between the Buyer and the Seller and/or any of their respective Affiliates (the "Other Agreement") * the Seller may:

               (i) withhold payment to the Buyer or its Affiliates of any sums that may be due to or claimed by the Buyer or its Affiliates from the Seller or its Affiliates pursuant to this Agreement or any Other Agreement, including Predelivery Payments, unless or until the default under this Agreement or the Other Agreement is cured or remedied; and

               (ii) apply any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft as well as any other monies held pursuant to any Other Agreement (collectively the "Relevant Amounts") in such order as the Seller deems appropriate in satisfaction of any amounts due and unpaid by the Buyer or its Affiliates.

                                       *

                    The rights granted to the Seller in the preceding paragraphs
                    (i) and (ii) are without prejudice and are in addition to and shall not be deemed a waiver of any other rights and remedies the Seller or its Affiliates may have at law or under this Agreement or any Other Agreement, including the right of set-off.

5.11.2 In the event that the Seller, in accordance with the provisions hereof, applies any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft in satisfaction of the amount due and unpaid by the Buyer or its Affiliates or to compensate for losses and/or damages to the Seller or its Affiliates as a result of the Buyer's or its Affiliates' failure to make payment in a timely manner under the Agreement or any Other Agreement, then the Seller shall notify the Buyer to that effect. Within * Business Days of issuance of such notification, the Buyer shall pay by wire transfer of funds immediately available to the Seller the amount of the Predelivery Payment that has been applied by the Seller as set forth above.

               Failure of the Buyer to pay such amount in full, shall entitle the Seller to (i) collect interest on such unpaid amount in accordance with Clause 5.7 hereof from the * Business Day following the Seller's written request to the Buyer for such payment and (ii) treat such failure as an additional termination event for which the Seller shall be entitled to the remedies available under Clause 20.2 of the Agreement.


                               Clause 5 - Page 5/5

6              MANUFACTURE PROCEDURE - INSPECTION

6.1.           MANUFACTURE PROCEDURE

               Each Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliates as enforced by the Aviation Authority of such jurisdictions.

6.2            INSPECTION

6.2.1 Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorised representatives (the "BUYER'S INSPECTOR(S)") shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions;

               (i) any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller's own system of inspection as developed under the supervision of the relevant Aviation Authority;

               (ii) the Buyer's Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

               (iii) any inspection and any related discussions with the Seller and other relevant personnel by the Buyer's Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of relevant inspection department personnel of the Seller;

               (iv) the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2          LOCATION OF INSPECTIONS

               The Buyer's Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or its Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3            SELLER'S SERVICE FOR BUYER'S INSPECTOR(S)

               For the purpose of the inspections, and commencing with the date of this Agreement until the Delivery Date, the Seller shall furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer's Inspector(s).


                               Clause 6 - Page 1/1

7              CERTIFICATION

7.1            TYPE CERTIFICATION

               The Aircraft shall have been type certificated under European Aviation Safety Agency (EASA) procedures for joint certification in the transport category. The Seller shall have obtained the relevant type certificate (the "TYPE CERTIFICATE") to allow the issuance of the Export Airworthiness Certificate.

7.2            EXPORT AIRWORTHINESS CERTIFICATE

7.2.1 The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate valid for export of the Aircraft to Brazil.

7.2.2 If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a "CHANGE IN LAW"), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.2.3 The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1 (ii)) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3            COSTS OF SCNS FOR CERTIFICATION

7.3.1 The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be

                                       *

7.3.2. Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and (ii), if the Change in Law relates to the Engines, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Engines Manufacturer.


                               Clause 7 - Page 1/2

7.4            VALIDATION OF THE EXPORT AIRWORTHINESS CERTIFICATE

7.4.1 The Seller shall endeavour to obtain the validation of the Export Airworthiness Certificate by the Buyer's Aviation Authority.

7.4.2 Where the Buyer's Aviation Authority requires a modification to comply with additional import aviation requirements and/or supply of additional data prior to the issuance of the Export Airworthiness Certificate, the Seller shall incorporate such modification and/or provide such data at costs to be borne by the Buyer. The parties shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery and price of the Aircraft.


                               Clause 7 - Page 2/2

8              BUYER'S TECHNICAL ACCEPTANCE

8.1            TECHNICAL ACCEPTANCE PROCESS

8.1.1 Prior to Delivery the Aircraft shall undergo * technical acceptance process (the "TECHNICAL ACCEPTANCE PROCESS"). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2          The Technical Acceptance Process shall:

               (i)  commence *

               (ii) take place at the Delivery Location;

               (iii) be carried out by the personnel of the Seller, *

               (iv) include a technical acceptance flight which shall not exceed a period of three (3) hours.

8.2            BUYER'S ATTENDANCE

8.2.1 The Buyer shall be entitled to elect to attend the Technical Acceptance Process.

8.2.2 If the Buyer elects to attend the Technical Acceptance Process, the Buyer;

               (i) shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within * Business Days after its commencement;

               (ii) may have a maximum of * of the Buyer's representatives
                    (with no more than * such representatives having access to the cockpit at any one time) accompany the Seller's representatives on a technical acceptance flight and during such flight the Buyer's representatives shall comply with the instructions of the Seller's representatives.

8.2.3 If the Buyer, * does not attend and/or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.


                               Clause 8 - Page 1/2

8.3            CERTIFICATE OF ACCEPTANCE

               Upon successful completion of the Technical Acceptance Process, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the "CERTIFICATE OF ACCEPTANCE").

8.4            AIRCRAFT UTILISATION

               The Seller shall, without payment or other liability to the Buyer, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7.2, and such use shall not prejudice the Buyer's obligation to accept Delivery of the Aircraft hereunder.

               However the Seller shall not be authorised to use the Aircraft during more than * hours for any other purpose without the specific agreement of the Buyer.

                                       *


                               Clause 8 - Page 2/2

9              DELIVERY

9.1            DELIVERY SCHEDULE

9.1.1 Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following quarters:

               -    Aircraft No 1....

               -    Aircraft No 2....

               -    Aircraft No 3....

               -    Aircraft No 4....

               -    Aircraft No 5....
                                        *
               -    Aircraft No 6....

               -    Aircraft No 7....

               -    Aircraft No 8....

               -    Aircraft No 9....

               -    Aircraft No 10...

               At a time closer to the above mentioned quarters, at the latest * months prior to the beginning of the relevant quarter, the Seller shall precise to the Buyer the delivery month for the relevant Aircraft within such quarter, subject to the Seller's then prevailing industrial and commercial constraints. Each of such months shall be, with respect to the corresponding Aircraft, the "SCHEDULED DELIVERY MONTH".

9.1.2 The Seller shall give the Buyer at least * days prior written notice of the anticipated week in which the Aircraft is scheduled to be Ready for Delivery.

               Thereafter, the Seller shall give the Buyer at least * days prior written notice of the anticipated date upon which the Aircraft shall be Ready for Delivery, such notification including the schedule of the Technical Acceptance Process as set forth in Clause 8.1.

               Thereafter the Seller shall without undue delay notify the Buyer in writing of any change in such date necessitated by the conditions of manufacture or flight.

9.2            DELIVERY

9.2.1 The Buyer shall send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft within * days after the date on which the Aircraft is Ready for Delivery and shall pay the Balance of the Final Price on or before the Delivery Date.

9.2.2 The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the "BILL OF SALE") and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3          Should the Buyer fail to

               (i) deliver the signed Certificate of Acceptance to the Seller * within the delivery period as defined in Clause 9.2.1; or


                               Clause 9 - Page 1/2

               (ii) pay the Balance of the Final Price for the Aircraft to the
                    Seller within the above defined period

                    then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. In addition to Clause 5.7 and the Seller's other rights under this Agreement, the Seller shall retain title to the Aircraft but the Buyer shall thereafter indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs, * and consequences resulting from such failure, it being understood that the Seller shall be under no duty to store, park, insure, or otherwise protect the Aircraft.

9.3            FLY AWAY

9.3.1 The Buyer and the Seller shall co-operate to obtain any licenses which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2 All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer. The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.


                               Clause 9 - Page 2/2

10             EXCUSABLE DELAY

10.1 The Buyer acknowledges that each of the Aircraft is to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Month is based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labour disputes * causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts. Any delay or interruption resulting from any of the foregoing causes is referred to as an "EXCUSABLE DELAY". For the sake of clarity, delays in the launch of the A350 programme or certification do not constitute an Excusable Delay and the provisions of Clause 11 shall apply to such delays, except if such delays are due to causes as listed hereabove.

10.2           If an Excusable Delay occurs:

               (i) the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

               (ii) the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

               (iii) the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

               (iv) the Seller shall use all reasonable endeavors to minimize or overcome any Excusable Delay to the extent it is reasonably able to do so;

               (iv) the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month; and

                                        *

10.3           TERMINATION ON EXCUSABLE DELAY

10.3.1 If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than * months after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party within thirty (30) days after the expiry of such * period provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2 If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than * after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer


                              Clause 10 - Page 1/3
               in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party within thirty (30) days after receipt by the Buyer of the notice of anticipated delay.

10.3.3 If this Agreement shall not have been terminated with respect to the delayed Aircraft during the thirty (30) day period referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

10.3.4                                  *

10.4           TOTAL LOSS, DESTRUCTION OR DAMAGE

               If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair ("TOTAL LOSS"), the Seller shall notify the Buyer to this effect within * days of such occurrence, or in the case of loss or destruction within * The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding * months after the last day of the original
               Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

               (i) the Buyer notifies the Seller within one (1) month of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller's notice; and

               (ii) the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month;

               provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

                                        *


                              Clause 10 - Page 2/3

10.5           TERMINATION RIGHTS EXCLUSIVE

               In the event that this Agreement shall be terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.


                              Clause 10 - Page 3/3

11             NON-EXCUSABLE DELAY

11.1           LIQUIDATED DAMAGES

               Should any of the Aircraft not be Ready for Delivery to the Buyer within * days after the last day of the Scheduled Delivery Month (as varied by virtue of Clauses 2, 7 and 10) (the "DELIVERY PERIOD") and such delay is not as a result of an Excusable Delay or Total Loss (a "NON-EXCUSABLE DELAY"), then the Buyer shall have the right to claim, and the Seller shall pay by way of liquidated damages to the Buyer for each day of delay in the Delivery commencing on the date falling * days after the last day of the Scheduled Delivery Month, the amounts:

                                        *

               The amount of such liquidated damages shall in no event exceed the total of US Dollars: * in respect of any one Aircraft.

                                        *

               The Buyer shall submit a claim in respect of such liquidated damages in writing to the Seller.

11.2                                    *

11.3           RE-NEGOTIATION

               If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling * months after the Delivery Period, the Buyer shall have the right exercisable written notice to the Seller given not less than fifteen (15) days nor more than one
               (1) month after the expiration of the * months falling after the Delivery Period to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such re-negotiation, the said re-negotiation shall not prejudice the Buyer's right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.


                              Clause 11 - Page 1/2

11.4           TERMINATION

               If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling * months after the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, the Buyer shall have the right exercisable by written notice to the other party, given not less than one (1) month nor more than two (2) months after expiration of such * months to terminate this Agreement in respect of the affected Aircraft * In the event of such termination neither party shall have any claim against the other in respect of such nondelivery except that the Seller shall pay to the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder * in respect of such affected Aircraft, calculated from the date of payment of such Predelivery Payment until the date of reimbursement hereunder, and shall pay to the Buyer any amounts due pursuant to Clause 11.1.

11.5           LIMITATION OF DAMAGES

               The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to Clause 11.1 shall be considered to be a liquidated damages provision (Clause penale) within the meaning of Articles 1152 and 1226 of the French Civil Code and has been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this Clause 11.


                              Clause 11 - Page 2/2

12             WARRANTIES AND SERVICE LIFE POLICY

               This Clause covers the terms and conditions of the warranty and service life policy.

12.1           STANDARD WARRANTY

12.1.1         NATURE OF WARRANTY

               Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and all Warranted Parts as defined hereinafter shall at Delivery to the Buyer:

               (i)  be free from defects in material;

               (ii) be free from defects in workmanship, including without limitation processes of manufacture;

               (iii) be free from defects in design (including without
                    limitation the selection of materials) having regard to the state of the art at the date of such design

                                        *

               (iv) be free from defects arising from failure to conform to the
                    Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

               For the purpose of this Agreement the term "WARRANTED PART" shall mean any Seller proprietary component, equipment, accessory or part as installed on an Aircraft at Delivery of such Aircraft and

               (a) which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

               (b) which bears a part number of the Seller at the time of such delivery.

12.1.2         EXCLUSIONS

               The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Engines, nor to any component, equipment, accessory or part purchased by the Seller that is not a Warranted Part except that:

               (i) any defect in the Seller's workmanship incorporated in the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturer of such item that invalidates any applicable warranty from such manufacturer, shall constitute a defect in workmanship for the purpose of this Clause and be covered by the warranty set forth in sub-Clause 12.1.1 (ii); and

               (ii) any defect inherent in the Seller's design of the
                    installation, in view of the state of the art at the date of such design *


                                Clause 12 - 1/16

                    *, which impair the use of such item shall constitute a defect in design for the purpose of this Clause and be covered by the warranty set forth in sub-Clause 12.1.1
                    (iii).

12.1.3         WARRANTY PERIOD

               The warranties contained in Clauses 12.1.1 and 12.1.2 shall be limited to those defects which become apparent within * months after Delivery of the affected Aircraft ("WARRANTY PERIOD"), *

12.1.4         BUYER'S REMEDY AND SELLER'S OBLIGATION

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to the removal, repair, replacement or correction of any Warranted Part which is defective and the reinstallation thereof on the Aircraft or to the supply of modification kits rectifying the defect, at the Seller's expense and option.

                                       *

               The Seller may equally at its option furnish a credit to the Buyer equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part

                                        *

12.1.4.2       In the event of A defect covered by sub-Clauses 12.1.1 (iii),
               12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period and the Seller being obliged to correct such defect, the Seller shall also, if so requested by the Buyer, make such correction in any Aircraft which has not yet been delivered to the Buyer; provided, however,

               (i) that the Seller shall not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of the performance of this Agreement due to the Seller's undertaking to make such correction and provided further

               (ii) that, rather than accept a delay in the Delivery of any such
                    Aircraft, the Buyer may accept Delivery of such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept Delivery and thereafter file a warranty claim as though the defect had become apparent immediately after Delivery of such Aircraft.

                                        *

12.1.4.3 In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the direct labor costs spent by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period or until the corrective technical solution removing the need for the inspection is provided by the Seller.


                                Clause 12 - 2/16

               The above commitment is subject to the following conditions:

               (i) such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

               (ii) the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action when such corrective action has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer at the time such inspections are performed or earlier,

               (iii) the labor rate to be used for the reimbursement shall be labor rate defined in Clause 12.1.7, and

               (iv) the manhours used to determine such reimbursement shall not exceed the Seller's estimate of the manhours required by the Buyer for such inspections.

12.1.5         WARRANTY CLAIM REQUIREMENTS

               Each Buyer's warranty claim ("WARRANTY CLAIM") shall be considered by the Seller only if the following conditions are first fulfilled:

               (i)  the defect having become apparent within the Warranty
                    Period;

               (ii) the Buyer having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1, and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth or any matter covered in Clause 12.1.10;

               (iii) the Buyer having returned as soon as practicable the
                    Warranted Part claimed to be defective to the repair facilities as may be designated by the Seller, except when the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.7;

               (iv) the Seller having received a Warranty Claim as set forth in
                    Clause 12.1.6.

12.1.6         WARRANTY ADMINISTRATION

               The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

               (i)  CLAIM DETERMINATION

                    Warranty Claim determination by the Seller shall be reasonably based upon the claim details, reports from the Seller's local representative, historical data logs, inspection, tests, findings during repair, defect analysis and other suitable documents.

               (ii) TRANSPORTATION COSTS

                    Transportation costs for sending a defective Warranted Part to the


                                 Clause 12 - 3/16
                    facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by'

                                        *

               (iii) RETURN OF AN AIRCRAFT

                    In the event of the Buyer desiring to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer shall notify the Seller of its intention to do so and the Seller shall, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller.

                                        *

               (iv) ON-AIRCRAFT WORK BY THE SELLER

                    In the event that a defect subject to this Clause 12.1 may justify the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller's Service Bulletins at the Buyer's facilities, or in the event of the Seller accepting the return of an Aircraft to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work are to be borne by the Seller.

                    The conditions which have to be fulfilled for on-Aircraft work by the Seller are the following:

               (i) in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

                                        *


                                Clause 12 - 4/16

                    If * of the above conditions are fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

               (v)  WARRANTY CLAIM SUBSTANTIATION

                    In connection with each claim by the Buyer made under this Clause 12.1, the Buyer shall file a Warranty Claim on the Buyer's form within sixty (60) days after a defect became apparent. Such form must contain at least the following data:

                    a)   description of defect and action taken, if any,

                    b)   date of incident and/or removal date,

                    c)   description of the defective part,

                    d)   part number,

                    e)   serial number (if applicable),

                    f)   position on Aircraft,

                    g) total flying hours or calendar time, as applicable at the date of defect appearance,

                    h) time since last shop visit at the date of defect appearance (if applicable),

                    i) manufacturer serial number ("MANUFACTURER'S SERIAL NUMBER") of the Aircraft and/or its registration,

                    j) Aircraft total flying hours and/or number of landings at the date of defect appearance,

                    k)   Warranty Claim number,

                    l)   date of Warranty Claim,

                    m)   delivery date of Aircraft or part to the Buyer,

                    Warranty Claims are to be addressed as follows:

                    AIRBUS
                    CUSTOMER SERVICES DIRECTORATE
                    WARRANTY ADMINISTRATION
                    Rond-Point Maurice Bellonte
                    B.P. 33
                    F-31707 BLAGNAC CEDEX
                    FRANCE

               (vi) REPLACEMENTS

                    Components, equipment, accessories or parts, which the Seller has replaced pursuant to this Clause, shall become the Seller's property. The replacement components, equipment, accessories or parts provided by the Seller to the Buyer pursuant to this Clause shall become the Buyer's property.

               (vii) SELLER'S REJECTION

                    The Seller shall provide reasonable written substantiation In case of rejection of a Warranty Claim. In such event the Buyer shall refund to the


                                 Clause 12 - 5/16

                    Seller reasonable inspection and test charges incurred in connection therewith.

               (viii) SELLER'S INSPECTION

                    The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7         INHOUSE WARRANTY

               (i)  SELLER'S AUTHORIZATION

                    The Seller hereby authorizes the Buyer to perform the repair of Warranted Parts (INHOUSE WARRANTY") subject to the terms of this Clause 12.1.7.

               (ii) CONDITIONS FOR SELLER'S AUTHORIZATION

                    The Buyer shall be entitled to repair such Warranted Parts only:

                    - if the Buyer notifies the Seller's Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started. The Buyer's notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorization;

                    - if adequate facilities and qualified personnel are available to the Buyer;

                    - in accordance with the Seller's written instructions set forth in the applicable Seller's technical documentation;

                    - to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

               (iii) SELLER'S RIGHTS

                    The Seller shall further have, * the right to have any Warranted Part, or any part removed therefrom, claimed to be defective, returned to the Seller, as set forth in sub-Clause 12.1.6 (ii) if, in the judgement of the Seller, the nature of the defect requires technical investigation. The Seller shall further have the right, * to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to its presence being practical and not unduly delaying the repair.

               (iv) INHOUSE WARRANTY CLAIM SUBSTANTIATION

                    Claims for Inhouse Warranty credit shall contain the same information as that required for Warranty Claims under sub-Clause 12.1.6 (v) and in


                                Clause 12 - 6/16
                    addition shall include:

                    a) a report of technical findings with respect to the defect,

                    b)   for parts required to remedy the defect:

                         -    part numbers,

                         -    serial numbers (if applicable),

                         -    parts description,

                         -    quantity of parts,

                         -    unit price of parts,

                         - related Seller's or third party's invoices (if applicable),

                         -    total price of parts,

                    c)   detailed number of labor hours,

                    d)   Inhouse Warranty Labor Rate,

                    e)   total claim value.

               (v)  CREDIT

                    The Buyer's account shall be credited with an amount equal to the mutually agreed direct labor costs expended in performing the repair of a Warranted Part and to the direct costs of materials incorporated in said repair.

                    - For the determination of direct labor costs only manhours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, and final inspection and test of the Warranted Part and reinstallation thereof on the Aircraft are permissible. Any manhours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part are not included.

                    - The manhours permissible above shall be multiplied by an agreed labor rate of US Dollars *, ("INHOUSE WARRANTY LABOUR RATE") and representing the Buyer's composite labor rate meaning the average hourly rate (excluding all fringe benefits, premium time allowances, social charges, business taxes and the like) paid to the Buyer's employees whose jobs are directly related to the performance of the repair.

                    - Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

               (vi) LIMITATION

                    The Buyer shall in no event be credited for repair costs (including labor and material) in excess of * of the current catalogue price for a replacement of the defective Warranted Part, unless previously approved by the Seller in accordance with sub-Clause 12.1.7 (ii).


                                 Clause 12 - 7/16

               (vii) SCRAPPED MATERIAL

                    The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either * days after the date of completion of repair or * days after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within thirty (30) days of receipt of the Seller's request to that effect.

                    Notwithstanding the foregoing, the Buyer may scrap any such defective parts which are beyond economic repair and not required for technical evaluation locally with the agreement of the Seller's local representative. Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer.

12.1.8         STANDARD WARRANTY TRANSFERABILITY

               The warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airlines and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties, and to the extent permitted by any applicable law or regulations.

12.1.9         WARRANTY FOR CORRECTED, REPLACED OR REPAIRED WARRANTED PARTS

               Whenever any Warranted Part which contains a defect for which the Seller is liable under Clause 12.1 has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller's warranty with respect to such corrected, replaced or repaired Warranted Part whichever may be the case, shall be * or the remaining portion of the original warranty.

12.1.10        ACCEPTED INDUSTRY STANDARD PRACTICES - NORMAL WEAR AND TEAR

               The Buyer's rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired, and operated in accordance with accepted industry standard practices, all technical documentation and any other instructions issued by the Seller and the Suppliers and the Engine Manufacturer and all applicable rules, regulations and directives of relevant Aviation Authorities.

12.1.10.1 The Seller's liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

               (i) any Aircraft or component, equipment, accessory or part thereof which has been repaired, altered or modified after Delivery except by the Seller or in a manner approved by the Seller or the relevant Supplier;

               (ii) any Aircraft or component, equipment, accessory or part thereof which has been * operated in a damaged state;


                                 Clause 12 - 8/16

               (iii) any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed *

                                        *


                                Clause 12 - 9/16

12.2           SELLER SERVICE LIFE POLICY

12.2.1 In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should any item listed in Exhibit "F" ("ITEM") sustain any breakage or defect which can reasonably be expected to occur on a fleetwide basis, and which materially impairs the utility of the Item. ("FAILURE"), and subject to the general conditions and limitations set forth in Clause 12.2.4, then the provisions of this Clause 12.2 ("SELLER SERVICE LIFE POLICY") shall apply.

12.2.2         PERIODS AND SELLER'S UNDERTAKINGS

               The Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item has been originally installed has completed * years after the Delivery of said Aircraft to the Buyer,, the Seller shall at its own discretion and as promptly as practicable and with the Seller's financial participation as hereinafter provided either:

12.2.2.1 design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

12.2.2.2       replace such Item.

12.2.3         SELLER'S PARTICIPATION IN THE COSTS

               Any part or Item which the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer with the Seller's financial participation determined in accordance with the following formula:

               P = *

               where:

               P: financial participation of the Seller,

               C: Seller's then current sales prices for the required Item or
                  Seller designed parts,

               T: total time in months since Delivery of the Aircraft in which the Item subject to a Failure has been originally installed, and,

               N: *


                                Clause 12 - 10/16

12.2.4         GENERAL CONDITIONS AND LIMITATIONS

12.2.4.1 The undertakings given in this Clause 12.2 shall be valid after the period of the Seller's warranty applicable to an item under Clause 12.1.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

               (i) the Buyer shall maintain log books and other historical records in accordance with the applicable Aviation Authority requirements with respect to each item adequate to enable determination of whether the alleged Failure is covered by this Service Life Policy and if so to define the costs to be borne by the Seller in accordance with Clause 12.2.3;

               (ii) the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft howsoever occurring or recorded ;

               (iii) the Buyer shall comply with the conditions of Clause
                    12.1.10;

               (iv) the Buyer shall carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer's operational requirements and shall be carried out at the Buyer's expense. Reports relating thereto shall be regularly furnished to the Seller;

               (v) in the case of any breakage or defect, the Buyer must have reported the same in writing to the Seller within * days after any breakage or defect in an item becomes apparent whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have informed the Seller of the breakage or defect in sufficient detail to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3 Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in and shall be subject to the terms and conditions of Clause 12.1.6.

12.2.4.4 In the event that the Seller shall have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Clause 12.2 shall be subject to the Buyer's incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller's instructions, within a reasonable time.

12.2.4.5 This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or airframe components to conform to new developments occurring in the state of airframe design and manufacturing art.

               The Seller's obligation herein is to furnish only those corrections to the items or provide replacement therefor as provided for in Clause 12.2.3.


                                Clause 12 - 11/16

               The Buyer's sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be in monetary damages, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item which is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related.

               The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.2.5         TRANSFERABILITY

               The Buyer's rights under this Clause 12.2 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior consent thereto, which shall not be unreasonably withheld and shall be given in writing.

               Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.


                                Clause 12 - 12/16

12.3           SUPPLIER PRODUCT SUPPORT AGREEMENTS

               Prior to the Delivery of the first Aircraft, the Seller shall provide the Buyer with such warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreement.

                                       *

12.3.1         DEFINITIONS

12.3.1.1       "SUPPLIER" means any supplier of Supplier Parts.

12.3.1.2 "SUPPLIER PART" means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof as to which there exists a Supplier Product Support Agreement. However, the Engines and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by Suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3 "SUPPLIER PRODUCT SUPPORT AGREEMENT" means an agreement between the Seller and a Supplier containing enforceable and transferable warranties and in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2         SUPPLIER'S DEFAULT

12.3.2.1 In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier's warranty period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.2 In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier's Service Life Policy period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.3 At the Seller's request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer's rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.


                                 Clause 12 - 13/16

12.4           INTERFACE COMMITMENT

12.4.1         INTERFACE PROBLEM

               If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft ("INTERFACE PROBLEM"), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller's personnel to the Buyer's facilities *, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem, and shall cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

               At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2         SELLER'S RESPONSIBILITY

               If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller's obligation as defined in Clause 12.1.

12.4.3         SUPPLIER'S RESPONSIBILITY

               If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4         JOINT RESPONSIBILITY

               If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

               The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action when accepted by the Buyer shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.


                                Clause 12 - 14/16

12.4.5         GENERAL

12.4.5.1 All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

12.4.5.2 Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5           WAIVER, RELEASE AND RENUNCIATION

               THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

               (A) ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

               (B)  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

               (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S AND/OR ITS SUPPLIERS' NEGLIGENCE, ACTUAL OR IMPUTED; AND

               (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT.

               THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY. HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT.

               FOR THE PURPOSES OF THIS CLAUSE 12.5, "THE SELLER" SHALL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.


                                Clause 12 - 15/16

12.6           DUPLICATE REMEDIES

               The Seller shall not be obliged to provide any remedy which duplicates any other remedy already provided to the Buyer in respect of the same defect under any part of this Clause 12 as such Clause may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

 12.7          NEGOTIATED AGREEMENT

               The Buyer specifically recognises that:

               (i) the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of and maintenance provider with respect to aircraft used in public transportation and as such is a professional within the same industry as the Seller;

               (ii) this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer;

               (iii) the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.


                                Clause 12 - 16/16

13             PATENT AND COPYRIGHT INDEMNITY

13.1           INDEMNITY

13.1.1 Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

               (i)  any British, French, German, Spanish or U.S. patent; and

               (ii) any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

                    (1) from the time of design of such Airframe, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

                    (2) from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20,1883 ("Paris Convention");

               and

               (iii) in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify shall be limited to infringements in countries which, at the time of infringement are members of The Berne Union and recognise computer software as a "work" under the Berne Convention.

13.1.2         Clause 13.1.1 shall not apply to

               (i)  Buyer Furnished Equipment or Engines; or

               (ii) parts not supplied pursuant to a Supplier Product Support
                    Agreement; or

               (iii) software not created by the Seller.


                              Clause 13 - Page 1/2

13.1.3 In the event that the Buyer is prevented from using the Aircraft (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either:

               (i) procure for the Buyer the right to use the same free of charge to the Buyer; or

               (ii) replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

13.2           ADMINISTRATION OF PATENT AND COPYRIGHT INDEMNITY CLAIMS

13.2.1 If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

               (i)  forthwith notify the Seller giving particulars thereof;

               (ii) furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

               (iii) refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

               (iv) fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim ;

               (v) act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2 The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller's opinion, it deems proper.

13.2.3 The Seller's liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.


                              Clause 13 - Page 2/2

14             TECHNICAL DATA AND SOFTWARE SERVICES

               This Clause covers the terms and conditions for the supply of technical data and software services (hereinafter "TECHNICAL DATA") to support the Aircraft operation.

14.1           SCOPE

               The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

               Range, form, type, format, quantity and delivery schedule of Air Transport Association ("ATA") and Non ATA Technical Data to be provided under this Agreement are outlined in Exhibit G.

               Not used or only partially used Technical Data provided pursuant to this Clause shall not be compensated or credited to the Buyer.

14.2           AIRCRAFT IDENTIFICATION FOR TECHNICAL DATA

14.2.1 For the customized Technical Data the Buyer agrees to the allocation of fleet serial numbers ("FLEET SERIAL NUMBERS") in the form of block of numbers selected in the range from 001 to 999.

14.2.2 The sequence shall not be interrupted except if two (2) different Engines or two (2) different Aircraft models are selected.

14.2.3 The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the Aircraft rank in the Delivery schedule set forth in Clause 9.1.1 hereof within forty-five (45) days after execution of this Agreement. The subsequent allocation of Fleet Serial Numbers to Manufacturer's Serial Numbers for the purpose of producing customized Technical Data shall not constitute any property, insurable or other interest of the Buyer whatsoever in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

               The affected customized Technical Data are:

               -    Aircraft Maintenance Manual,

               -    Illustrated Parts Catalog,

               -    Trouble Shooting Manual,

               -    Aircraft Wiring Manual,

               -    Aircraft Schematics Manual,

               -    Aircraft Wiring Lists.


                                 Clause 14 - 1/20

14.3           INTEGRATION OF EQUIPMENT DATA

14.3.1         SUPPLIER EQUIPMENT

               Information relating to Supplier equipment which is installed on the Aircraft by the Seller shall be introduced into the customized Technical Data to the extent necessary for the comprehension of the systems concerned, at no additional charge to the Buyer for the Technical Data basic issue.

14.3.2         BUYER FURNISHED EQUIPMENT

14.3.2.1 The Seller shall introduce Buyer Furnished Equipment data, for equipment which is installed on the Aircraft by the Seller, into the customized Technical Data at no additional charge to the Buyer for the Technical Data basic issue, provided such data is provided in accordance with the conditions set forth in Clauses
               14.3.2.2 through 14.3.2.5 hereunder.

14.3.2.2 The Buyer shall supply the data related to Buyer Furnished Equipment to the Seller at least six (6) months before the scheduled delivery of the customized Technical Data. The Buyer Furnished Equipment data supplied to the Buyer by the Seller shall be in English Language.

14.3.2.3 The supplied Buyer Furnished Equipment data shall be established in compliance with ATA 2200 standard Specification in the applicable Revision.

               Subsequent revisions of the ATA Specification shall be considered as applicable.

14.3.2.4 The Buyer and the Seller shall agree on the requirements for the provision to the Seller of BFE data for "on-aircraft maintenance", such as but not limited to timeframe, media and format, for integration of such data into Technical Data, with the aim of managing the BFE data integration process in an efficient, expedite and economic manner.

14.3.2.4 The Buyer Furnished Equipment data shall be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as shall have been set forth in the Data Supply/Exchange Agreement.

14.3.2.6 All costs related to the delivery to the Seller of the applicable Buyer Furnished Equipment data shall be borne by the Buyer.

14.3.2.7 In the event of the Seller providing directly certain items which are considered as Buyer Furnished Equipment according to the Specification pursuant to and in accordance with Clause 18.1.4, this Clause 14.3.2 shall remain fully applicable to the data related to such Buyer Furnished Equipment.


                                Clause 14 - 2/20

14.4           DELIVERY

14.4.1 Technical Data are delivered on-line and/or off-lline, as set forth in Exhibit G hereto.

14.4.2 In the event of the Technical Data and corresponding revisions being delivered in a format other than on-line, the Technical Data and corresponding revisions to be supplied by the Seller shall be sent to one address only as advised by the Buyer.

14.4.3 In such case, the shipment shall be Free Carrier (FCA) TOULOUSE, FRANCE and/or Free Carrier (FCA) HAMBURG, FEDERAL REPUBLIC OF GERMANY, as the term Free Carrier (FCA) is defined by publication no 560 of the International Chamber of Commerce, published in January 2000.

14.4.4 The delivery schedule of the Technical Data shall be phased as mutually agreed to correspond with Aircraft Deliveries. The Buyer agrees to provide forty (40) days notice when requesting a change to the delivery schedule.

14.4.5 It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities' needs for Technical Data.

14.5           REVISION SERVICE

               Unless otherwise specifically stated, revision service shall be provided on a free of charge basis for a period of * years after Delivery of the last firmly ordered Aircraft covered under this Agreement.

               Thereafter revision service shall be provided at the standard conditions set forth in the then current Seller's Customer Services Catalog.

                                       *

14.6           SERVICE BULLETINS (SB) INCORPORATION

               During the period of revision service and upon the Buyer's request for incorporation, which shall be made within two years after issuance of a Service Bulletin, Seller's Service Bulletin information shall be incorporated into the Technical Data for the Buyer's Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data until notification from the Buyer that embodiment has been completed on all the Buyer's Aircraft. The above is applicable for Technical Data relating to maintenance. For the operational Data only the pre or post Service Bulletin status shall be shown.

14.7           FUTURE DEVELOPMENTS

               The Seller shall continuously monitor technological developments and apply them to data production and methods of transmission where beneficial and economical. The Buyer accepts to consider any new development proposed by the Seller for possible implementation.


                                Clause 14 - 3/20

14.8           TECHNICAL DATA FAMILIARIZATION

               Upon request by the Buyer, the Seller is ready to provide a one
               (1) week Technical Data familiarization training, *, at the Seller's or at the Buyer's facilities. If such familiarization is conducted at the Buyer's facilities, the Buyer shall reimburse the Seller for all air travel (business class) and living expenses of the representatives of the Seller conducting such familiarization.

14.9           CUSTOMER ORIGINATED CHANGES (COC)

14.9.1 Buyer originated data may be introduced as COC into the following customized Technical Data:

               -    Aircraft Maintenance Manual,

               -    Illustrated Parts Catalog,

               -    Trouble Shooting Manual,

               -    Aircraft Wiring Manual,

               -    Aircraft Schematics Manual,

               -    Aircraft Wiring Lists,

               -    Flight Crew Operating Manual,

               -    Quick Reference "Handbook".

14.9.2 COC data shall be established by the Buyer according to the Customer Guide for Customer Originated Changes, as issued by the Seller. The Buyer shall ensure that any such data is in compliance with the requirements of its local Aviation Authorities.

               COC data shall be incorporated by the Seller into all affected customized Technical Data unless the Buyer specifies in writing the documents of its choice into which the COC data shall be incorporated.

14.9.3.1 The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Data issued by the Seller shall be entirely at the Buyer's risk and that the Seller shall not be required to check any COC data submitted for incorporation.

               Further, the Buyer acknowledges full liability for the effects, including all related costs, which any COC may have on any subsequent Service Bulletins and/or modifications.

14.9.3.2 THE SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OR LIABILITIES, EXPRESSED OR IMPLIED, ORAL OR WRITTEN, ARISING BY LAW, COURSE OF DEALING OR OTHERWISE, AND WITHOUT LIMITATION ALL WARRANTIES AS TO QUALITY, OPERATION, MERCHANTABILITY, FITNESS FOR ANY INTENDED PURPOSE, AND ALL OTHER CHARACTERISTICS WHATSOEVER, INCLUDING ANY OMISSIONS OR INACCURACIES THEREIN, OF ANY CUSTOMER ORIGINATED CHANGES (COC) INCORPORATED INTO THE TECHNICAL DATA ISSUED BY THE SELLER.

               THE FOREGOING DISCLAIMER SHALL ALSO APPLY TO ANY OTHER PORTION OF THE SELLER'S TECHNICAL DATA WHICH MAY BE AFFECTED BY ANY SUCH CUSTOMER ORIGINATED CHANGES (COC).


                                Clause 14 - 4/20

14.9.3.3 In the event of the Seller being required under any court order or settlement to indemnify any third party for injury, loss or damage incurred directly or indirectly as a result of Incorporation of any COC into the Technical Data issued by the Seller, the Seller shall promptly notify the Buyer and shall inform the Buyer with respect to the conduct and/or settlement of any such claim. The Buyer agrees to reimburse the Seller for all payments or settlements made in respect of such injury, loss or damage including any expenses incurred by the Seller in defending such claims.

14.9.3.4 In the event of the Buyer selling, leasing or otherwise transferring the Aircraft to which the COC data apply, the Buyer hereby agrees that, unless the COC data are removed from the Technical Data at the Buyer's request and expense prior to such transfer:

               (i) the Buyer shall remain fully liable for the COC data and any and all effects of their incorporation, as set forth in this Clause 14.9;

               (ii) the Seller may disclose the COC data to the subsequent owner(s) or operator(s) of the transferred Aircraft;

               (iii) it shall be the sole responsibility of the Buyer to notify, or cause to be notified, the subsequent owner(s) or operator(s) of the existence of the such COC data in the Technical Data applicable to the corresponding Aircraft.

               The Seller hereby disclaims any and all liabilities whatsoever for the COC data in the event of transfer, sale or lease as set forth hereabove.

14.9.4 The incorporation of any COC as aforesaid shall be performed under the conditions specified in the Seller's then current Customer Services Catalog.

14.10          SOFTWARE SERVICES

14.10.1        PERFORMANCE ENGINEER'S PROGRAMS

14.10.1.1 The Seller shall provide to the Buyer software components and databases composing the Performance Engineer's Programs (PEP) for the Aircraft type covered under this Agreement under licence conditions as defined in Appendix A to this Clause.

14.10.1.2 Use of the PEP shall be limited to three (3) copies to be used on three (3) computers. The PEP is intended for use on ground only and shall not be embarked on board of the Aircraft.

14.10.1.3 The licence to use the PEP shall be granted free of charge for as long as the revisions of the PEP are free of charge in accordance with Clause 14.5. At the end of such period, the yearly revision service for the PEP shall be provided to the Buyer at the standard commercial conditions set forth in the then current Seller's Customer Services Catalog.


                                Clause 14 - 5/20

14.10.2        AIRN@V FAMILY

               Certain Technical Data are provided on DVD and/or on line under licence conditions as defined in Appendix A to this Clause.

               The AirN@v Family covers several Technical Data domains, with the following AirN@v Family products:

               -    AirN@v Maintenance,

               -    AirN@v Engineering,

               -    AirN@v Planning,

               -    AirN@v Repair,

               -    AirN@v Shop.

               Details of the documents included in such products are set forth in Exhibit G.

               The licence to use AirN@v Family products shall be granted free of charge for the Aircraft for as long as the revisions of such Technical Data are free of charge in accordance with Clause 14.5. At the end of such period, the yearly revision service for AirN@v Family products shall be provided to the Buyer at the standard commercial conditions set forth in the then current Seller's Customer Services Catalog.

14.10.3        AIRBUS|WORLD CUSTOMER PORTAL

14.10.3.1 The Buyer shall be entitled to obtain access to a wide range of information and services, including Technical Data, available in the secure zone of Airbus' Customer Portal Airbus|Wor1d ("AIRBUS|WORLD").

               Access to the secure zone of Airbus|World, which is reserved to Airbus owners and operators (the "SECURE ZONE"), shall be subject to the prior signature by the Buyer of the "General Terms and Conditions of Access to and Use of Airbus Secure Area of Customer Portal" (hereinafter the "GTC").

               A description of the Basic Services, which are available to the Buyer in the Secure Zone and are provided to the Buyer free of charge after signature of the GTC, for as long as the Buyer operates the Aircraft, is set forth in Appendix B to this Clause 14.

               Furthermore, although part of the data available on Airbus|World is neither sensitive nor confidential and is also available to the general internet public in the public zone of the portal (the "PUBLIC ZONE"), it is however recommended that for simplicity of access the Buyer find this information in the Secure Zone.

14.10.3.2      On-Line Technical Data

14.10.3.2.1 The Technical Data defined in Exhibit "G" as being provided on-line shall be made available to the Buyer through the Secure Zone.

               Such provision shall be at no cost as long as revision service for such Technical Data is free of charge in accordance with Clause 14.5.

14.10.3.2.2 The list of the Technical Data available on-line may be extended from time to time.


                                Clause 14 - 6/20

               For any Technical Data which is or becomes available on-line, the Seller reserves the right to suppress other formats for the concerned Technical Data.

14.10.3.3 Access to the Secure Zone shall be granted free of charge for a maximum of * of the Buyer's users (including one Buyer Administrator) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.10.3.4 For the sake of clarification, it is hereby specified that Technical Data accessed through the Secure Zone - which access shall be covered by terms and conditions set forth in the GTC - shall remain subject to the conditions of this Clause 14.

               In addition, should the Secure Zone provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of Appendix A hereto.

14.11          WARRANTIES

14.11.1 The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain error, omission, non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to, at its option, correct or replace such Technical Data. Notwithstanding the above, no warranties of any kind are given for the Customer Originated Changes, as set forth in Clause 14.9.

14.11.2 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

               (A) ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

               (B)  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

               (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S AND/OR ITS SUPPLIERS' NEGLIGENCE, ACTUAL OR IMPUTED; AND

               (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY TECHNICAL DATA DELIVERED HEREUNDER.

               THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE. REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY


                                Clause 14 - 7/20

               TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT.

               FOR THE PURPOSES OF THIS CLAUSE 14.11.2, "THE SELLER" SHALL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

14.12          PROPRIETARY RIGHTS

14.12.1 All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.

               These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2 Whenever this Agreement provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.13          CONFIDENTIALITY

14.13.1 The Technical Data and their content are designated as confidential. All such Technical Data are supplied to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller, * save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer, *

14.13.2 in the case of the Seller having authorized the disclosure to third parties either under this Agreement or by an express prior written authorization, the Buyer shall undertake that such third party agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed Technical Data.


                                Clause 14 - 8/20

                                                         APPENDIX A TO CLAUSE 14

                             APPENDIX A TO CLAUSE 14

                                 LICENCE FOR USE

                                       OF

                                    SOFTWARE


                                Clause 14 - 9/20

                                                         APPENDIX A TO CLAUSE 14

                           LICENCE FOR USE OF SOFTWARE

1.             DEFINITIONS

               For the purposes of this licence the following definitions shall apply:

               "LICENSOR" means the Seller.

               "LICENSEE" means the Buyer.

               "SOFTWARE" means the set of programs, configurations, processes, rules and, if applicable, documentation related to the operation of the data processing.

               "FREEWARE" means the Software furnished free of charge to the Licensee.

               "COMPOSITE WORK" means the work composed of various elements, such as database, software or data, and which necessitates the use of the Software

               "USER GUIDE" means the documentation, which may be in electronic format, designed to assist the Licensee to use the Software, Freeware or Composite Work, as applicable.

               Capitalized terms used herein and not otherwise defined in this Software Licence shall have the meaning assigned thereto in the Agreement.

2.             GRANT

               The Licensor grants the Licensee the right to use the Software under the conditions set forth below ("the SOFTWARE LICENCE"). The Software Licence shall also apply to any Freeware and/or Composite Work delivered by the Licensor.

3.             PERSONAL LICENCE

               The sole right granted to the Licensee under this Software Licence is the right to use the Software. The Software Licence is personal to the Licensee, for its own internal use, and is non-transferable and non-exclusive.

4.             COPIES

               Use of the Software is limited to the number of copies delivered by the Licensor to the Licensee and to the medium on which the Software is delivered. No reproduction shall be made without the written consent of the Licensor. It is however agreed that the Licensee is authorized to copy the Software for back-up and archiving purposes. Any copy authorized by the Licensor to be made by the Licensee shall be performed under the sole responsibility of the Licensee. The Licensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Licensee makes of the Software.


                                Clause 14 - 10/20

                                                         APPENDIX A TO CLAUSE 14

5.             TERM

               Subject to the Licensee having complied with the terms of this Software Licence, the rights under the Software Licence shall be granted from the date of first delivery of the Software to December 31st of the year of delivery. For the following years, the rights under this Software Licence shall be automatically granted to the Licensee from January 1st to December 31st, subject to compliance by the Licensee with its obligations.

               The Licensee may terminate the Software Licence by notifying in writing to the Licensor its desire not to renew the service for the following year. Such notification shall be received by the Licensor not later than November 30th of the current year.

               For clarification purposes, it is hereby expressly stated that the Software may be offered for a limited period. In the event that the Licensor should offer a replacement product, the conditions for using such product shall be subject to a separate agreement.

6.             CONDITIONS OF USE

               Under the present Software Licence, the Licensee shall:

               - * to maintain the Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

               - use the Software in accordance with such documentation and the User Guide, and ensure that the staff using the Software have received the appropriate training;

               - use the Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties (subject to said agreement, decompilation may be exceptionally agreed to by the Licensor in order for the Licensee to obtain the necessary information to enable the Software to function in another technical environment);

               - use the Software for its own internal needs and on its network only (except if Seller has consented to other usages), when technically possible, and exclusively on the machine referenced and the site declared;

               - not alter, reverse engineer, modify or adapt the Software, nor integrate all or part of the Software in any manner whatsoever into another software product;

               - when the source code is provided to the Licensee, the Licensee shall have the right to study and test the Software, under conditions to be expressly specified by the Licensor, but in no event shall the Licensee have the right to correct, modify or translate the Software;

               - not correct the Software, except that such correction right may exceptionally be granted to the Licensee by the Licensor in writing;

               - not translate, disassemble or decompile the Software, nor create a software product derived from the Software;

               - not attempt to or authorize a third party to discover or re-write the Software source codes in any manner whatsoever;


                                Clause 14 - 11/20

                                                         APPENDIX A TO CLAUSE 14

               - not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights provided in the Software by the Licensor;

               - not pledge, sell, distribute, grant, sub-licence, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Software, whether in whole or in part, for the benefit of a third party;

               - not permit any third-party to use the Software in any manner, including but not limited to, any outsourcing, loan, commercialization of the Software or commercialization by merging the Software into another software or adapting the Software, without prior written consent from the Licensor.

               The Licensor, *, shall be entitled, subject to providing reasonable prior written notice thereof to the Licensee and provided the same will not interfere with the Licensee's commercial operation, to come and verify in the Licensee's facilities whether the conditions specified in the present Software Licence are respected. This shall not however engage the responsibility of the Licensor in any way whatsoever.

7.             TRAINING

               In addition to the User Guide provided with the Software, training and other assistance shall be provided upon the Licensee's request on a chargeable basis (unless otherwise provided for in this Agreement).

8.             PROPRIETARY RIGHTS

               The Software is proprietary to the Licensor or the Licensor has acquired the intellectual property rights necessary to grant this Software Licence. The copyright and all other proprietary rights in the Software are and shall remain the property of the Licensor.

               The Licensor reserves the right to modify any Software at its sole discretion without prior notice to the Licensee.

9.             COPYRIGHT INDEMNITY

               The Licensor shall defend and indemnify the Licensee against any claim that the normal use of the Software infringes the intellectual property rights of any third party, provided that the Licensee:

               -    promptly notifies the Licensor of any such claim;

               -    Makes no decision or settlement of any claim;

               - Allows the Licensor to have sole control over all negotiations for its settlement;

               - Gives the Licensor all reasonable assistance in connection therewith.


                                Clause 14 - 12/20

                                                         APPENDIX A TO CLAUSE 14

               Should the Licensee be prevented from using the Software by any enforceable court decision, the Licensor shall at its own costs and at its choice either modify the Software to avoid infringement or obtain for the Licensee the right to use the Software.

10.            CONFIDENTIALITY

               The Software and its contents are designated as confidential. The Licensee undertakes not to disclose the Software or parts thereof to any third party without the prior written consent of the Licensor. In so far as it is necessary to disclose aspects of the Software to the employees, such disclosure is permitted solely for the purpose for which the Software is supplied and only to those employees who need to know the same.

               The obligations of the Licensee to maintain confidentiality shall survive the termination of the Software Licence grant for a period of ten (10) years.

11.            WARRANTY

               The Licensor warrants that the Software is prepared in accordance with the state of art at the date of its conception and shall perform substantially in accordance with its functional and technical specification at the time of delivery. Should the Software be found to contain any nonconformity or defect, the Licensee shall notify the Licensor promptly thereof and the sole and exclusive liability of the Licensor under this Software Licence shall be to correct the same.

               THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND/OR ITS SUPPLIERS AND REMEDIES OF THE LICENSEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LICENSEE HEREBY WAIVES, RELEASE AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY SOFTWARE DELIVERED UNDER THIS SOFTWARE LICENCE INCLUDING BUT NOT LIMITED TO:

               (A) ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES):

               (B)  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

               (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE LICENSOR'S AND/OR ITS SUPPLIERS' NEGLIGENCE, ACTUAL OR IMPUTED; AND

               (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY SOFTWARE DELIVERED HEREUNDER.

               THE LICENSOR AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY SOFTWARE DELIVERED UNDER THIS SOFTWARE LICENCE.

               FOR THE PURPOSES OF THIS CLAUSE 11, "THE LICENSOR" SHALL INCLUDE THE


                                Clause 14 - 13/20

                                                         APPENDIX A TO CLAUSE 14

               LICENSOR, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

               The Licensor shall have no liability for data that is entered into the Software by the Licensee and/or used for computation purposes.

12.            LIABILITY AND INDEMNITY

               The Software is supplied under the express condition that the Licensor shall have no liability in contract or in tort arising from or in connection with the use or possession by the Licensee of the Software and that the Licensee shall indemnify and hold the Licensor harmless from and against any liabilities and claims resulting from such use or possession.

13.            EXCUSABLE DELAYS

13.1 The Licensor shall not be responsible nor be deemed to be in default on account of delays in delivery or otherwise in the performance of this Software Licence or any part thereof due to causes reasonably beyond Licensor's or its subcontractors' control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Licensee or the governments of the countries of Licensor or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or vendor to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor's or vendor's control or failure of the Licensee to comply with its obligations arising out of the present Software Licence.

13.2 The Licensor shall, as soon as practicable after becoming aware of any delay falling within the provisions of this Clause, notify the Licensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume performance under the Software Licence.

13.3 Should an event of force majeure last for a period extending beyond three (3) months, the Software Licence shall be automatically terminated, as a matter of right, unless otherwise agreed in writing, without compensation for either the Licensor or the Licensee.

14.            TERMINATION

               In the event of breach of an obligation set forth in this Software Licence by either the Licensor or the Licensee, which is not cured within 30 days from the date of receipt of a written notice notifying the breach, the non-breaching party shall be entitled to terminate this Software Licence.

               In the event of termination for any cause, the Licensee shall no longer have any right to use the Software and shall return to the Licensor all copies of the Software and any relating documentation together with an affidavit to that effect. In case of breach by the Licensee, the Licensor shall be entitled to retain any amount paid for the ongoing year.


                                Clause 14 - 14/20

                                                         APPENDIX A TO CLAUSE 14

15.            GENERAL PROVISIONS

15.1 This Software Licence or part thereof shall not be assigned to a third party without the prior written consent of the other party except that the Licensor may assign this Licence to any of the Licensor's Members or Affiliates.

15.2           This Software Licence shall be governed by the laws of France.
               All disputes arising in connection with this Software Licence shall be submitted to the competent courts of Toulouse, France.

15.3 In the event that any provision of this Software Licence should for any reason be held ineffective, the remainder of this Software Licence shall remain in full force and effect. The invalid provision shall be replaced by such valid one as the parties would have chosen had they been aware of such invalidity.

15.4 All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by telefax. In the case of any such notice or request being given by registered mail, the date upon which the answerback is recorded by the addressee or, in case of a telefax, the date upon which the answerback is recorded by the sender's telefax machine, shall be deemed to be the effective date of such notice or request


                                Clause 14 - 15/20

                                                         APPENDIX B TO CLAUSE 14

                             APPENDIX B TO CLAUSE 14

                          AIRBUS|WORLD CUSTOMER PORTAL

                                   SECURE ZONE

                                 BASIC SERVICES


                                Clause 14 - 16/20

                                                         APPENDIX B TO CLAUSE 14

1.             GENERAL SERVICES

1.1            GCS GENERAL INFORMATION

               Providing general information such as:

               -    Airbus Abbreviations Dictionary (AAD)

               -    Airbus Monitored Retrofit Campaign

               -    Engineering and Technical Services (Contact List)

               -    Events & Symposium

               -    On-line Services General Information

               -    Training Catalogues

               -    Monthly Service Report

               -    Tutorials

               -    Spares Information

               -    Fast Magazine

               -    Upgrade Services

1.2            FTP SITE

               This service provides access on an ad-hoc basis to specific documents or data that first need to be downloaded onto the user's local workstation for display and use, after prior arrangement with the corresponding Airbus technical counterpart.

1.3            "WHAT IS NEW" FACILITY AND E-MAIL NOTIFICATION

               The "What is New function" allows a user to be informed of new information put On-Line within a specific date range (default value is between user's last login and "now")

               This facility is applicable to following services:

               -    AIDA (Drawings)

               -    AOG RG

               -    CAWA

               -    ETDS

               -    General Information

               -    SPSA

               -    TPPO

               -    VIM

               As a complementary service to the "What is New facility", a subscription to e-mail notification is available for some mainly used documents.

               This function provides information of new data on-line, with direct access links, via e-mail, according to the user's subscription.


                                 Clause 14 - 17/20

                                                         APPENDIX B TO CLAUSE 14

2.             TECHNICAL DATA

2.1            ETDS (ENGINEERING TECHNICAL DOCUMENTATION) SERVICE

               The service provides access via a document index to the contents of:

               - Service Bulletins - all SB in PDF, but SB issued after July 1997 in PDF and SGML

               -    Technical Follow-Up (TFU) - all

               -    Modification Information Document (MID) - all

               -    All Operators Telex (AOT) - all

               -    Operators Information Telex (OIT) - all

               -    Flight Operations Telex (FOT) - all

               -    Service Information Letter (SIL) - all

               -    Consignes de Navigabilite (CN) - all

               -    Advisory Directives (AD) - all

               In addition, links between such documents are available through the service.

               Documents can be printed or downloaded, depending of their electronic format.

               SBs available in SGML format can be downloaded in SGML.

               Printing will be based on PDF format.

2.2            STDO (SUPPLIER TECHNICAL MANUALS) SERVICE

               The Supplier Technical Manuals service provides an on-line consultation of Suppliers' component maintenance manuals (CMMv) available in PDF.

               It allows access to Suppliers' CMMs that are effective for the Buyer's fleet.

               Through the application interface, users are able to:

               - Search documents by Aircraft type, ATA references, document type, Supplier code and Part number;

               - Access, print and download via the PDF reader plug in (Acrobat Reader) the available release of the Suppliers' technical documentation.


                                Clause 14 - 18/20

                                                         APPENDIX B TO CLAUSE 14

3.             SPARE PARTS AND REPAIR

3.1            ARG (AOG AND REPAIR GUIDE) SERVICE

               Access to vendor and repairs stations by P/N.

3.2            ASDS (AIRBUS SUPPORT DATA FOR SUPPLIER) SERVICE

               This service offers for all Airbus aircraft:

               - Part number information such as price, lead-time, manufacturer code, stock status and location

               -    Part number interchangeability

               -    Single purchase order status

               - Useful information such as contact details, help function and e-mail

               -    Internet parts ordering

               -    Information link to selected in-house forwarders

               -    Support guide and excess inventory list

3.3            VIM (VENDOR INFORMATION MANUAL) SERVICE

               The service offers:

               - List of Airbus vendors with location, fax, phones, addresses and contacts

               -    List of repairs stations

               -    List of equipment manufactured by the vendors

3.4            SPSA (SUPPLIER PRODUCT SUPPORT AGREEMENTS) SERVICE

               Information relative to agreements negotiated between Airbus and Aircraft Equipment Suppliers. DMC and MTBUR are available for the main Suppliers

3.5            SPARES SERVICES

               This service is already available in an autonomous mode through the Spares Portal (http://spares.airbus.com).

               The service offers for all AIRBUS aircraft:

               - Part number information such as price, lead-time, manufacturer code, stock status and location

               -    Part number interchangeability

               -    Single purchase order status

               - Useful information such as contact details, help function and e-mail

               -    Internet parts ordering

               -    Information link to selected in-house forwarders

               -    Support guide and excess inventory list


                                Clause 14 - 19/20

                                                         APPENDIX B TO CLAUSE 14

4.             WARRANTY

4.1            CAWA (CONTRACTS AND WARRANTY ADMINISTRATION) SERVICE

               The Warranty Claim Service proposes four main functions:

               -    Warranty claims booking

               -    Consultation of the warranty claims status

               - Consultation of statistics on response time regarding closed/open files

               -    Consultation of warranty guide

5.             CUSTOMIZE & DELIVER

5.1            ACCL (A/C COMPARISON LIST) service

               Aircraft configuration comparison list, 6 months and 1 month before Delivery

5.2            CDIS (CUSTOMIZATION AND DELIVERY INFORMATION) SERVICES

               The following service provides access to:

               -    RFC (Request For Change)

               -    AIR (Aircraft Inspection Report)

               -    SCN (Specification change Notices)

               -    CCR (Customer Change Register)

               -    Concessions


                               Clause 14 - 20/20

15             SELLER REPRESENTATIVES

15.1           CUSTOMER SUPPORT DIRECTOR

               The Seller shall assign one (1) customer support manager based at the Seller's main office to coordinate customer support matters between the Seller's main office and the Buyer after signature of this Agreement for as long as one (1) Aircraft is operated by the Buyer.

15.2           CUSTOMER SERVICES REPRESENTATIVES

15.2.1 The Seller shall provide free of charge the services of Seller customer services representatives ("SELLER'S REPRESENTATIVES") acting in an advisory capacity as defined in Appendix A of this Clause 15.

15.2.2 In the event of a need for non-routine technical assistance, the Buyer shall have non-exclusive access to the Seller's Representatives closest to the Buyer's main base after the end of the assignment of the Seller's Representatives referred to in Appendix A of this Clause 15. A list of the contacts for the Seller's Representatives closest to the Buyer's main base shall be provided to the Buyer.

15.2.3 The Seller shall cause similar services to be provided by competent representatives of the Engines Manufacturer and by Supplier representatives when reasonably necessary and applicable.

15.2.4 The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance. Such accounting shall be deemed as final and acceptable to the Buyer unless the Seller receives written objection from the Buyer within thirty (30) days of receipt of such accounting.

15.2.5 If requested by the Buyer, Seller Representative services exceeding the allocation specified in Appendix A of this Clause 15 may be provided by the Seller subject to terms and conditions to be mutually agreed.

15.3           BUYER'S SERVICE

15.3.1 From the date of arrival of the first of the Seller's Representatives and for the duration of the assignment, the Buyer shall provide free of charge a suitable lockable office, conveniently located with respect to the Buyer's maintenance facilities, with complete office furniture and equipment including telephone and facsimile connections for the sole use of the Seller's Representatives.

               Should the Buyer already provide such facilities through another Purchase Agreement with the Seller, the above Buyer's service may not be provided if they do not appear necessary.

15.3.2 The Buyer shall reimburse the Seller the costs for the initial and termination assignment travel of the Seller's Representatives of one (1) confirmed ticket, Business Class, to and from their place of assignment and TOULOUSE, FRANCE.

15.3.3 The Buyer shall also provide at no charge to the Seller air transportation, confirmed reservations for the annual vacation of the persons mentioned in sub- Clause 15.2.1 above to and from their place of assignment and the airport on the


                                 Clause 15 - 1/3

               Buyer's network nearest to TOULOUSE, FRANCE.

15.3.4 Should the Buyer request any of the Seller's Representatives referred to in Clause 15.2 above, to travel on business to a city other than his usual place of assignment, the Buyer shall be responsible for all related transportation costs and expenses.

15.3.5 The Buyer shall assist the Seller to obtain from the civil authorities of the Buyer's country those documents which are necessary to permit the Seller's Representatives to live and work in the Buyer's country. Failure of the Seller to obtain the necessary documents shall relieve the Seller of any obligation to the Buyer under the provisions of Clause 15.2.

15.4           WITHDRAWAL OF THE SELLER'S REPRESENTATIVES

               The Seller shall have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise which are in the Seller's opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.5           SELLER'S REPRESENTATIVES' STATUS

               In providing the above technical services, the Seller's Representatives and other employees are deemed to be acting in an advisory capacity only and at no time shall they be deemed to act as Buyer's employees or agents, either directly or indirectly.

15.6           INDEMNITIES

               INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.


                                 Clause 15 - 2/3

                                                         APPENDIX A TO CLAUSE 15

                        SELLER REPRESENTATIVE ALLOCATION

     The Seller Representative allocation that is provided to the Buyer pursuant to Clause 15.2 is defined hereunder.

1 The Buyer shall be provided a total of * man-months of Seller Representative services at the Buyer's main base or at other locations to be mutually agreed.

2 For clarification, such Seller Representatives' services shall include initial Aircraft Entry Into Service (EIS) assistance and sustaining support services.

3 The number of the Seller's Representatives assigned to the Buyer at any one time shall be mutually agreed, but at no time shall it exceed * men.

4 Absence of an assigned Seller's Representative during normal statutory vacation periods are covered by the Seller's Representatives as defined in Clause 15.2.2 and as such are accounted against the total allocation provided in item 1 above.


                                  Clause 15 - 3/3

16             TRAINING AND TRAINING AIDS

16.1           GENERAL

               This Clause 16 covers the terms and conditions for the supply of training and training aids for the Buyer's personnel to support the Aircraft operation.

16.2           SCOPE

16.2.1 The range and quantity of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16.

16.2.2.1 With respect to Maintenance Training, training courses shall be provided up to one (1) year after Delivery of the last firm Aircraft ordered under this Agreement.

16.2.2.2 With respect to Flight Operations Training, the quantity of training allocated to each Aircraft shall be provided up to one
               (1) year after Delivery of each corresponding Aircraft.

16.2.3 In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause 16, no compensation or credit of any sort shall be provided.

16.3           TRAINING ORGANISATION / LOCATION

16.3.1 The Seller shall provide training at its training center in Blagnac, France, or in Hamburg, Germany (each the "SELLER'S TRAINING CENTER") or one of its affiliated training centers in Miami, U.S.A., or any other future Seller's training center in Europe or the Americas (the "AFFILIATED TRAINING CENTERS").

16.3.2 In the event of the non-availability of facilities or scheduling imperatives making training by the Seller impractical, the Seller shall make arrangements for the provision to the Buyer of such training support elsewhere.

16.3.3.1 Upon the Buyer's request, the Seller may also provide certain training at a location other than the Seller's Training Centers or Affiliated Training Centers, including one of the Buyer's bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 shall be borne by the Buyer.

16.3.3.2 If the training as set forth in Clause 16.3.3.1 above is either an Airbus EASA - Part 147 (for maintenance training) or a Type Rating Training Organisation (TRTO) (for flight operation training) approved course, the Buyer shall provide access to its training facilities to the Seller's and the relevant Aviation Authorities' representatives for the necessary approval of such facilities for the training.


                                 Clause 16 - 1/21

16.4           TRAINING COURSES

16.4.1 Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer's personnel, are defined in the applicable brochure describing the various Seller's training courses (the "SELLER'S TRAINING COURSE CATALOG") and shall be scheduled as mutually agreed upon during a training conference ("the TRAINING CONFERENCE") to be held between nine (9) and twelve (12) months prior to Delivery of the first Aircraft.

16.4.2         When training is performed by the Seller:

               (i) Training courses shall be the Seller's standard courses as described in the applicable Seller's Training Course Catalog valid at the time of the execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organisation of the training courses; however, for the purpose of performing training, training equipment does not include aircraft;

               (ii) The equipment used for training of flight and maintenance personnel shall not be fully customised, however such equipment and the training curricula used for training of flight and/or maintenance personnel shall be configured in order to obtain the relevant Aviation Authorities' approval and to support the Seller's training programs. Training data and documentation shall not be revised;

               (iii) Training data and documentation for trainees receiving the training at the Seller's Training Centers or Affiliated Training Centers shall be free-of-charge. Training data and documentation shall be marked "FOR TRAINING ONLY" and as such are supplied for the sole and express purpose of training;

               (iv) Upon the Buyer's request, the Seller shall collect and pack for consolidated shipment to the Buyer's facility, all training data and documentation of the Buyer's trainees attending training at the Seller's Training Centers or Affiliated Training Centers at no charge to the Buyer;

                    The above shipment shall be delivered Free Carrier ("FCA") to the airport closest to the location at which the training actually takes place, as the term Free Carrier ("FCA") is defined by publication No 560 of the International
                    Chamber of Commerce published in January 2000. Title to and risk of loss of said shipment shall pass to the Buyer upon delivery.

16.4.3 When the Seller's training courses are provided by the Seller's instructors, the Seller shall deliver a Certificate of Recognition, a Certificate of Course Completion or an Attestation, as applicable, at the end of any such training course. Any such certificate shall not represent authority or qualification by any Aviation Authorities but may be presented to such Aviation Authorities in order to obtain relevant formal qualification.

               In the event of the training courses being provided by a training provider selected by the Seller, the Seller shall cause such training provider to deliver a Certificate of Recognition, a Certificate of Course Completion or an Attestation, as applicable, at the end of any such training course. Any such certificate shall not represent


                                Clause 16 - 2/21
               authority or qualification by any Aviation Authorities but may be presented to such Aviation Authorities in order to obtain relevant formal qualification.

16.4.4 In the event of the Buyer deciding to cancel or re-schedule a training course, if the cancellation is notified * days prior to the training, a cancellation charge of * of Airbus Customer Services Catalogue price shall be applied.

16.5           PREREQUISITES AND CONDITIONS

16.5.1 Training shall be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees shall have the prerequisite knowledge and experience defined in Appendix "B" to this Clause 16.

               The Buyer hereby acknowledges that the Seller's training courses are "Standard Transition Training Courses" and not "Ab Initio Training Courses".

               The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2.1 The Buyer shall provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to check the trainees' proficiency and previous professional experience. The Seller shall in no case warrant or otherwise be held liable for any trainee's performance as a result of any training provided.

16.5.2.2 The Buyer shall further return to the Seller the "Airbus Pre-Training Survey" or the "Maintenance Training Survey", as applicable, detailing the trainees' associated background at the latest two (2) months before the start of the training course.

16.5.2.3 In the event of the Buyer having to make a change to the trainees attendance list within * the Buyer shall immediately inform the Seller thereof and send to the Seller an updated Airbus Pre-Training Survey or Maintenance Training Survey reflecting such change.

16.5.3 Upon the Buyer's request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which shall be at the Buyer's charge, and, if necessary, to coordinate with competent outside organisations for this purpose. Such consultation shall be held during the Training Conference.

               In the event of the Seller determining that a trainee lacks the required entry level, following consultation with the Buyer, such trainee shall be withdrawn from the program.


                                 Clause 16 - 3/21

16.6           LOGISTICS

16.6.1         TRAINEES

16.6.1.1 The Seller shall provide *: for local transportation to the Seller's Training Centers or Affiliated Training Centers.

16.6.1.2 The Seller shall provide * for local transportation to the Seller's Training Centers or Affiliated Training Centers.

16.6.1.2 Living and travel expenses for the Buyer's trainees shall be borne by the Buyer.

16.6.2         TRAINING AT EXTERNAL LOCATION - SELLER'S INSTRUCTORS

               In the event of training being provided at an external location specifically at the Seller's request, the conditions relative to expenses shall be the same as those which would have been applicable if the training had been provided at the Seller's Training Centers or Affiliated Training Centers.

               In the event of training being provided by the Seller's instructors at any location other than the Seller's Training Centers or Affiliated Training Centers at the Buyer's request or as otherwise detailed in this Clause 16, the Buyer shall reimburse the Seller for all the expenses directly related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.1       LIVING EXPENSES

               Such expenses, covering the entire period from day of departure from to day of return to the Seller's base, shall include but shall not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer shall reimburse the Seller for such expenses at the per diem rate currently used by the Seller for its personnel.

16.6.2.2       AIR TRAVEL

               The Buyer shall * reimburse the Seller the costs for the Seller's instructors in confirmed business class to and from the Buyer's designated training site and the Seller's Training Centers or Affiliated Training Center, as applicable.

16.6.2.3       TRAINING MATERIAL

               The Buyer shall reimburse the Seller the cost of shipment for the training material needed to conduct such courses.

16.6.2.4       TRANSPORTATION

               The Buyer shall be solely liable for any and all delay in the performance of the training outside of the Seller's or the Seller's Affiliated Training Centers associated with any transportation described in this Clause 16.6.


                                Clause 16 - 4/21

16.6.3         TRAINING EQUIPMENT AVAILABILITY - TRAINING AT EXTERNAL LOCATION.

               Training equipment necessary for course performance at any course location other than the Seller's Training Centers or Affiliated Training Centers or the facilities of the training provider selected by the Seller shall be provided by the Buyer in accordance with the Seller's specifications.

16.7           FLIGHT OPERATIONS TRAINING

16.7.1         FLIGHT CREW TRAINING COURSE

16.7.1.1 The Seller shall perform a flight crew training course program (standard transition course or a cross crew qualification program as applicable) for the Buyer's flight crews, each of which shall consist of * captain and * first officer, as defined in Appendix A to this Clause 16. The training manual used shall be the Seller's Flight Crew Operating Manual (FCOM), except for base Flight training, for which the Buyer's customized FCOM shall be used.

16.7.1.2       Base Flight Training

16.7.1.2.1 The Buyer shall use its delivered Aircraft, or any other aircraft operated by the Buyer, for any base flight training, which shall not exceed * session of * minutes per pilot, according to the related Airbus training course definition.

16.7.1.2.2 In the event of it being necessary to ferry the Buyer's delivered Aircraft to the location where the base flight training shall take place, the additional flight time required for the ferry flight to and/or from the base training field shall not be deducted from the base flight training allowance.

               However, if the base flight training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the base flight training shall take place shall be performed by a crew composed of the Seller's and/or the Buyer's qualified pilots, in accordance with the Aviation Authorities' regulations related to the place of performance of the base flight training.

16.7.2         FLIGHT CREW LINE INITIAL OPERATING EXPERIENCE

16.7.2.1 To assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer pilot instructor(s) as defined in Appendix A to this Clause 16.

16.7.2.2 The Buyer shall reimburse the expenses for each such instructor in accordance with Clause 16.6.2. Additional pilot instructors can be provided at the Buyer's expense and upon conditions to be mutually agreed upon.

16.7.3         INSTRUCTOR CABIN ATTENDANTS' FAMILIARIZATION COURSE

               The Seller shall provide instructor cabin attendants' course(s) to the Buyer's cabin attendants, as defined in Appendix A to this Clause 16, at one of the locations defined in Clause 16.3.1.

               The instructor cabin attendants' course, when incorporating the features of the


                                Clause 16 - 5/21

               Buyer's Aircraft, can be given at the earliest * before the Delivery date of the Buyer's first Aircraft.

16.7.4         PERFORMANCE/OPERATIONS COURSE

               The Seller shall provide performance/operations training for the Buyer's personnel as defined in Appendix A to this Clause 16.

               The available courses are listed in the Seller's applicable Training Courses Catalog.

16.7.5         TRANSITION TYPE RATING INSTRUCTOR (TRI) COURSE

               The Seller shall provide transition type rating instructor (TRI) training for the Buyer's flight crew instructors as defined in Appendix A to this Clause 16.

               This course provides the Buyer's instructors with the training in flight instruction and synthetic instruction required to instruct on Airbus aircraft.

16.7.6 During any and all flights performed in accordance with this Clause 16.7, the Buyer shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.12.

16.8           MAINTENANCE TRAINING

               The Seller shall provide maintenance training for the Buyer's ground personnel as defined in Appendix A to this Clause 16.

               The available courses are listed in the Seller's applicable Training Courses Catalog.

               The Buyer shall provide the Seller with an attendance list of trainees at the latest one (1) month before the start of the training course.

               The practical training provided in the frame of maintenance training is performed exclusively on the training devices in use in the Seller's Training Centers or Affiliated Training Centers.

               In the event of practical training on aircraft being requested by the Buyer, such practical training can be organized with the assistance of the Seller, in accordance with Clause 16.8.1 hereunder.

16.8.1         PRACTICAL TRAINING ON AIRCRAFT

               IF the practical training does not need to be covered by an EASA
               - Part 147 (or equivalent) certificate, the Seller may assist the Buyer in organizing such practical training on aircraft, at the Buyer's expense.

               In the event of the Buyer requiring a full EASA - Part 147 certificate from the Seller, the practical training on aircraft shall be conducted by the Seller, at the Buyer's expense, in a EASA - Part 145 facility approved and selected by the Seller.

               In the event of the Buyer requiring such practical training to be conducted at the Buyer's EASA - Part 145 (or equivalent) approved facilities, such training shall be subject to prior approval by the Seller of the facilities at which the training is to be


                                Clause 16 - 6/21
               conducted.

               The provision of an instructor by the Seller for the practical training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 3.2 thereof.

               The Buyer shall reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2.

16.8.2         LINE MAINTENANCE INITIAL OPERATING EXPERIENCE TRAINING

               In order to assist the Buyer during the entry into service of the Aircraft, the Seller shall provide to the Buyer maintenance instructor(s) at the Buyer's base as defined in Appendix A to this Clause 16.

16.8.2.1 This line maintenance training shall cover training in handling and servicing of Aircraft, flight crew / maintenance coordination, use of Technical Data and any other activities that may be deemed necessary after Delivery of the first Aircraft.

16.8.2.2 The Buyer shall reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2. Additional maintenance instructors can be provided at the Buyer's expense.

16.9           SUPPLIER AND PROPULSION SYSTEM MANUFACTURER TRAINING

                                        *

               Upon the Buyer's request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses (the "Supplier Training Catalog") provided by major Suppliers and the applicable Engines Manufacturer on their products.

16.10          TRAINING AIDS FOR THE BUYER'S TRAINING ORGANISATION

16.10.1 The Seller shall provide to the Buyer training aids, including the AIRBUS COMPUTER BASED TRAINING (AIRBUS CBT), as used in the Seller's Training Centers, and the VIRTUAL AIRCRAFT (WALK AROUND AND COMPONENT LOCATION), free of charge as defined in Appendix A to this Clause 16.

               The Airbus CBT and training aids supplied to the Buyer shall be similar to those used in the Seller's Training Centers for the training provided for the Buyer. The Airbus CBT and Virtual Aircraft in use at the Seller's Training Centers are revised on a regular basis and such revision shall be provided to the Buyer during the period when training courses provided under Appendix A of this Clause 16 are performed for the Buyer or up to * after delivery of the Airbus CBT or the Virtual Aircraft to the Buyer under this Agreement, whichever first occurs.

16.10.2        DELIVERY

16.10.2.1 The Seller shall deliver to the Buyer the Airbus CBT and training aids, as defined in Appendix A to this Clause 16, at a date to be mutually agreed during the Training


                                Clause 16 - 7/21

               Conference.

16.10.2.2 The items supplied to the Buyer pursuant to Clause 16.10.1 shall be delivered FCA Toulouse, Blagnac Airport. Title to and risk of loss of said items shall pass to the Buyer upon delivery.

16.10.2.3 All costs related to transportation and insurance of said items from the FCA point to the Buyer's facilities shall be at the Buyer's expense.

16.10.3        INSTALLATION OF THE AIRBUS CBT

16.10.3.1.1 Before the initial delivery of the Airbus CBT, as defined in Appendix A hereto, the Seller shall provide to up to * trainees of the Buyer, at the Buyer's facilities, the Airbus CBT Administrator Course, as defined in Appendix C hereto.

               To conduct the course, the workstations and/or "Servers", as applicable, shall be ready for use and shall comply with the latest "Airbus CBT Workstation Technical Specification" or "Airbus CBT Server Technical Specification", as applicable (collectively "the Airbus CBT Technical Specification").

16.10.3.1.2 The Airbus CBT shall be installed by the Buyer's personnel, who shall have followed the Airbus CBT Administrator Course. The Seller shall be held harmless from any injury to person and/or damage to property caused by or in any way connected with the handling and/or installation of the Airbus CBT by the Buyer's personnel.

16.10.3.2 Upon the Buyer's request and subject to conditions to be quoted by the Seller, the Seller may assist the Buyer with the initial installation of the Airbus CBT at the Buyer's facilities. Such assistance shall follow notification in writing that the various components, which shall be in accordance with the specifications defined in the Airbus CBT Technical Specification, are ready for installation and available at the Buyer's facilities.

16.10.3.3 The Buyer shall reimburse the expenses in accordance with Clause 16.6.2, for the Seller's personnel required at the Buyer's facilities to conduct the Airbus CBT Administrator Course and/or provide installation assistance.

16.10.4        LICENCES

16.10.4.1      AIRBUS CBT LICENSE

16.10.4.1.1 The Seller shall grant the Buyer a Licence to use the Airbus CBT, under conditions defined in Appendix C to this Clause 16.

16.10.4.1.2 Supply of sets of CBT Courseware, as defined in Appendix C, and additional to those indicated in Appendix A, as well as any extension to the Licence of such CBT Courseware, shall be subject to terms and conditions to be mutually agreed.

16.10.4.2      VIRTUAL AIRCRAFT LICENSE

16.10.4.2.1 The Seller shall grant the Buyer a Licence to use the Virtual Aircraft, under conditions defined in Appendix C to this Clause
               16. For the purpose of such Licence, the term "Airbus CBT" as used in such License shall mean the "Virtual


                                 Clause 16 - 8/21

               Aircraft".

16.10.4.2.2 Supply of sets of Virtual Aircraft Software, as defined in Appendix C, and additional to those indicated in Appendix A, as well as any extension to the Licence of such Virtual Aircraft Software, shall be subject to terms arid conditions to be mutually agreed.

16.10.5 The Seller shall not be responsible for and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the Airbus CBT, the Virtual Aircraft and any other training aids provided under this Clause 16.10.

16.11          PROPRIETARY RIGHTS

               The Seller's training data and documentation, Airbus CBT, Virtual Aircraft and training aids are proprietary to the Seller and/or its Affiliates and/or its suppliers and the Buyer agrees not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training, in whole or in part, to any third party without the prior written consent of the Seller.

16.12          INDEMNITIES AND INSURANCE

               INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

               THE BUYER WILL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.


                                Clause 16 - 9/21

                                                         APPENDIX A TO CLAUSE 16

                            APPENDIX "A" TO CLAUSE 16

                               TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer's fleet of ten (10) Aircraft, unless otherwise specified.

1.             FLIGHT OPERATIONS TRAINING

1.1 FLIGHT CREW TRAINING (STANDARD TRANSITION COURSE OR CROSS CREW QUALIFICATION (CCQ) AS APPLICABLE)

               The Seller shall provide flight crew training (standard transition course or CCQ as applicable) free of charge for * of the Buyer's flight crews per firmly ordered Aircraft,

                                        *

1.2            FLIGHT CREW LINE INITIAL OPERATING EXPERIENCE

               The Seller shall provide to the Buyer pilot instructor(s) free of charge for a period of * pilot instructor months.

1.2.1 The maximum number of pilot instructors present at any one time shall be limited to * pilot instructors.

1.3            INSTRUCTOR CABIN ATTENDANTS' FAMILIARIZATION COURSE

               The Seller shall provide to the Buyer instructor cabin attendants' training free of charge for * of the Buyer's instructor cabin attendants.

1.4            PERFORMANCE / OPERATIONS COURSE(S)

1.4.1 The Seller shall provide to the Buyer * trainee days of performance / operations training free of charge for the Buyer's personnel.

1.4.2 The above trainee days shall be used solely for the performance/operations training courses as defined in the Seller's applicable Training Course Catalog.

1.5            TRANSITION TYPE RATING INSTRUCTOR (TRI) COURSE

               The Seller shall provide to the Buyer transition type rating instructor training (transition or CCQ, as applicable) free of charge for * of the Buyer's flight instructors.


                                 Clause 16 - 10/21

                                                         APPENDIX A TO CLAUSE 16

2              MAINTENANCE TRAINING

2.1            MAINTENANCE TRAINING COURSES

2.1.1 The Seller shall provide to the Buyer * trainee days of maintenance training free of charge for the Buyer's personnel.

2.1.2 The above trainee days shall be used solely for the Maintenance training courses as defined in the Seller's applicable Training Courses Catalog.

2.1.3 Within the trainee days allowance in Paragraph 2.1.1 above, the number of Engine Run-up courses shall be limited to one (1) course for * trainees per firmly ordered Aircraft and to a maximum of * courses in total.

2.2            LINE MAINTENANCE INITIAL OPERATING EXPERIENCE TRAINING

               The Seller shall provide to the Buyer * maintenance instructor(s) at the Buyer's base free of charge for * period(s) of * week(s) each, up to the "A" check.

3              TRAINEE DAYS ACCOUNTING

               Trainee days are counted as follows:

3.1 For instruction at the Seller's Training Centers or Affiliated Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

3.2 For instruction outside of the Seller's Training Centers or Affiliated Training Centers: one (1) day of instruction by one
               (1) Seller instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days.

3.3 For practical training, one (1) day of instruction by one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

3.4 In the event of training being provided outside of the Seller's Training Centers or Affiliated Training Centers specifically at the Seller's request, Paragraph 3.1 hereabove shall be applicable to the trainee days accounting for such training.


                                 Clause 16 - 11/21

                                                         APPENDIX A TO CLAUSE 16

4              TRAINING AIDS FOR BUYER'S TRAINING ORGANISATION

               The Seller shall provide to the Buyer free of charge:

               - * Airbus CBT (flight and/or maintenance) related to the Aircraft type(s) as covered by this Agreement (including * of CBT Courseware and * of CBT Software for flight and * of CBT Courseware and * of CBT Software for maintenance, as applicable). The detailed description of the Airbus CBT shall be provided to the Buyer at the Training Conference;

               - * Virtual Aircraft (Walk around and Component Location) related to the aircraft type (s) as covered in this Agreement.

               -    * of training documentation on CD-ROM;

               -    * CD-ROM of cockpit panels for training.


                                Clause 16 - 12/21

                                                         APPENDIX B TO CLAUSE 16

                            APPENDIX "B" TO CLAUSE 16

                        MINIMUM RECOMMENDED QUALIFICATION

                      IN RELATION TO TRAINING REQUIREMENTS

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authorities or the specific airline policy of the trainee demand greater or additional requirements, they shall apply as prerequisites.

FLIGHT CREW STANDARD TRANSITION COURSES

     CAPTAIN PREREQUISITES:

     - Previously qualified on JAR/FAR/CS 25 aircraft and commercial operations

     -    Valid and Current Airline Transport Pilot License (ATPLY)

     -    Previous command experience

     - Fluency in English (able to write, read and communicate at an adequately understandable level in English language)

     -    Jet experience

     -    Flight time:

          -    1,500 hours as pilot

          -    1,000 hours on JAR/FAR/CS 25 aircraft

          - 200 hours experience as airline, corporate or military transport pilot

     FIRST OFFICER PREREQUISITES:

     - Previously qualified on JAR/FAR/CS 25 aircraft and commercial operations

     - Aircraft and commercial operations valid and current CPL (Commercial pilot license) with Instrument rating,

     - Fluency in English (able to write, read and communicate at an adequately understandable level in English language)

     -    Jet experience

     -    Flight time:

          -    500 hours as pilot

          -    300 hours on JAR/FAR/CS 25 aircraft

          - 200 hours experience as airline, corporate or military transport pilot

If the Trainee does not speak English or is not fluent enough to follow the Standard Transition course, he shall follow the Adapted language transition and provide a translator as indicated by the Seller.

If no Jet experience, both CAPTAIN and/or FIRST OFFICER must follow before entering the transition course, a dedicated "Jet Familiarization entry level course". Such course(s), if required, shall be at the Buyer's expense.


                                Clause 16 - 13/21

                                                         APPENDIX B TO CLAUSE 16

FIRST TYPE RATING COURSE

This course is designed for Ab initio pilots who do not hold an aircraft type rating on their pilot license

     PILOT PREREQUISITES

     -    Valid and current CPL (commercial pilot license)

     -    Valid and current Instrument Rating on multi engine aircraft

     -    APTLY written examination

     - Fluency in English (able to write, read and communicate at an adequately understandable level in English language)

     -    Flight experience:

          -    220 hours as pilot

          -    100 hours as pilot in command (PIC)

          - 25 hours on multi engine aircraft (up to 10 hours can be completed in a simulator)

In addition to the above conditions and in accordance to the JAR Flight Crew Licensing (FCL) and the Airbus Training Policy, a pilot applying for a first type rating must have followed either an approved JAR Multi Crew Cooperation
(MCC) program or regulatory equivalent or the "Airbus Entry Level Training (ELT) program" (combined MCC and Jet familiarization course). Such course, if required, shall be at the Buyer's expense.

CCQ ADDITIONAL PREREQUISITES

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, both CAPTAIN and FIRST OFFICER must:

     -    be qualified and current on the base aircraft type

     - have 150 hours minimum and 3 months minimum of operations on the base aircraft type.

TRI COURSE ADDITIONAL PREREQUISITES

In addition to the prerequisites set forth for the Right Crew Standard Transition Course, it is the responsibility of the Buyer to:

     - select instructor candidate(s) with airmanship and behaviour corresponding to the role and responsibility of an airline instructor

     - designate instructor candidate(s) with the Airbus prerequisite, which corresponds to the JAR requirements (ref JAR - FCL 1 - Requirements/ Subparts H - Instructor rating (Aeroplane)


                                Clause 16 - 14/21

                                                         APPENDIX B TO CLAUSE 16

PERFORMANCE AND OPERATIONS PERSONNEL PREREQUISITES

The Buyer's performance and operations personnel shall be fluent in English (able to write, read and communicate at an adequately understandable level in English language).

All further detailed prerequisites shall be provided by the Seller to the Buyer during the Training Conference, depending on the type of training course(s) selected by the Buyer.

MAINTENANCE PERSONNEL PREREQUISITES

- Fluency in English (understanding of English (able to write, read and communicate at an adequately understandable level in English language) adequate to be able to follow the training (If this is not the case, the Buyer shall assign a minimum of one (1) translator for eight (8) trainees).

- Technical experience in the line or/and base maintenance activity of commercial jet aircraft

Additional prerequisites for Aircraft Rigging Course

Qualification as line or line and base mechanic on one type of Airbus aircraft family

Additional prerequisites for Maintenance Initial Operating Experience

Qualification as line or line and base mechanic on the concerned Airbus aircraft type (for Course)

MAINTENANCE TRAINING DIFFERENCE COURSES ADDITIONAL PREREQUISITES

In addition to the prerequisites set forth for Maintenance Personnel, the personnel shall be current and operating on the base aircraft


                                Clause 16 - 15/21

                             APPENDIX C TO CLAUSE 16

                LICENCE FOR USE OF AIRBUS COMPUTER BASED TRAINING


                                CLAUSE 16 - 16/21

                                                         APPENDIX C TO CLAUSE 16

         LICENCE FOR USE OF AIRBUS COMPUTER BASED TRAINTNG (AIRBUS CBT)

1              DEFINITIONS

1.1 For the purpose of this Appendix C to Clause 16, the following definitions shall apply:

1.1.1 "AIRBUS CBT means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

1.1.2 "AIRBUS CBT COURSEWARE" means the programmed instructions that provide flight crew and maintenance training.

1.1.3 "AIRBUS CBT SOFTWARE" means the system software that permits the use of the Airbus CBT Courseware.

1.1.4 "STUDENT / INSTRUCTOR MODE" means the mode that allows the Buyer to run the Airbus CBT Courseware.

1.1.5 "AIRBUS CBT ADMINISTRATOR COURSE" means the training enabling the Buyer to load and use the Airbus CBT either on stand-alone workstations or in a Server mode.

1.1.6 "NETWORK" means the group of the Buyer's computers connected to each other through cables and allowing the transmission of data and instructions, which can be used by all of the Buyer's computers so linked.

1.1.7 "SERVER" means the computer dedicated to the administration of a Network and on which the Airbus CBT is installed and can be reached through the Network.

1.1.8 "TECHNICAL SPECIFICATION" means either the "Airbus CBT Workstation Technical Specification" or the "Airbus CBT Server Technical Specification", as applicable.

1.1.9 "INTRANET" means the Buyer's private and local Network using the same technical protocols as internet but which is not open to public connection.

1.1.10 "EXTRANET" means the network constituted of an external Intranet, allowing communication between the Buyer and certain defined external entities.

1.1.11 "USER GUIDE" means the documentation, which may be in electronic format, designed to assist the Buyer to use the Airbus CBT.

1.2 Capitalised terms used herein and not otherwise defined in this Airbus CBT Licence shall have the meaning assigned thereto in the Agreement.

1.3 Any and all hardware required for the operation of the Airbus CBT is not part of the Airbus CBT and shall be procured under the sole responsibility of the Buyer. The Seller shall not be responsible for any incompatibility of such hardware with the Airbus CBT.

2              GRANT


                                Clause 16 - 17/21

                                                         APPENDIX C TO CLAUSE 16

               The Seller grants the Buyer the right, pursuant to the terms and conditions herein, to use the Airbus CBT for the Term of this licence ("AIRBUS CBT LICENCE").

3              COPIES

               Use of the Airbus CBT is limited to the number of copies delivered by the Seller to the Buyer and to the medium on which the Airbus CBT is delivered. No reproduction shall be made without the prior written consent of the Seller. Notwithstanding the above, specific rights as detailed hereafter shall be granted for respectively the Airbus CBT Software and the Airbus CBT Courseware.

3.1            AIRBUS CBT SOFTWARE

               The Buyer shall be permitted to copy the Airbus CBT Software for back-up and archiving purposes and for loading of the Airbus CBT Software exclusively on the Buyer's workstations or Server, as applicable. In such cases, the Buyer shall advise the Seller in writing of the number of any copies made. Any other copy for any other purpose is strictly prohibited.

3.2            AIRBUS CBT COURSEWARE

               The Buyer shall be permitted to copy the Airbus CBT Courseware for the sole purpose of internal training of the Buyer's personnel, explicitly such copies shall be used by the Buyer's employees only on their laptops for training purposes.

               In such cases, the Buyer shall advise the Seller in writing of the number of copies made and shall cause its employees to strictly comply with the conditions of use and the confidentiality provisions of this Airbus CBT Licence. In particular, the Buyer's employees shall agree to use such copy for training purposes only and to make no additional copy. The Buyer shall further ensure that any copy provided to an employee is returned to the Buyer either upon request by the Buyer or upon termination of the employment of the employee. Any other copy for any other purpose is strictly prohibited.

3.3 Any copy made by the Buyer shall be performed under the sole responsibility of the Buyer The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the Airbus CBT Software or the Airbus CBT Courseware. The Seller shall not provide revision service for any copies made.

4              TERM

               The rights under this Airbus CBT Licence shall be granted to the Buyer for as long as the Buyer operates the Seller's Aircraft model to which the Airbus CBT Software and the Airbus CBT Courseware apply ("the Term"). At the end of the Term, the Buyer shall return the Airbus CBT and any copies thereof to the Seller, accompanied by a note certifying that the Buyer has returned all existing copies.


                                Clause 16 - 18/21

                                                         APPENDIX C TO CLAUSE 16

5              PERSONAL ON-SITE LICENCE

               The sole right granted to the Buyer under this Airbus CBT Licence is the right to use the Airbus CBT. The Airbus CBT Licence is personal to the Buyer, for its own internal use, and is non-transferable and non-exclusive.

6              CONDITIONS OF USE

6.1            The Buyer shall:

               - * maintain the Airbus CBT and the relating documentation in good working condition, in order to ensure the correct operation thereof;

               - use the Airbus CBT in accordance with such documentation and the User Guide, and ensure that the staff using the Airbus CBT have received the appropriate training;

               - use the Airbus CBT exclusively in the technical environment defined in the Technical Specification, except as otherwise agreed in writing between the parties;

               - use the Airbus CBT for its own internal needs and on its Network (except if the Seller has consented to other usages), when technically possible, only and exclusively on the machine referenced and the site declared;

               - not transmit the Airbus CBT electronically by any means, nor use the Airbus CBT on either the internet. Intranet or Extranet;

               - not alter, reverse engineer, modify or adapt the Airbus CBT, or integrate all or part of the Airbus CBT in any manner whatsoever into another software product;

               - not correct the Airbus CBT, except that such correction right may exceptionally be granted to the Buyer by the Seller in writing;

               - not translate, disassemble or decompile the Airbus CBT Software or create a software product derived from the Airbus CBT Software;

               - not attempt to or authorise a third party to discover or re-write the Airbus CBT source codes in any manner whatsoever;

               - not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights provided in the Airbus CBT by the Seller;

               - not pledge, sell, distribute, grant, sub-license, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilisation of the Airbus CBT, whether in whole or in part, for the benefit of a third party;

               - not permit any third party to use the Airbus CBT in any manner, including but not limited to, any outsourcing, loan, commercialisation of the Airbus CBT or commercialisation by merging the Airbus CBT into another software or adapting the Airbus CBT, without prior written consent from the Seller.

               The Seller shall be entitled, *, subject to providing reasonable prior written notice thereof to the Buyer and provided the same will not interfere with the Buyer's commercial operations, to come and verify in the Buyer's facilities whether the conditions specified in this Airbus CBT License are respected. This shall not however commit the responsibility of the Seller in any way whatsoever.


                                Clause 16 - 19/21

                                                         APPENDIX C TO CLAUSE 16

6.2            USE OF THE AIRBUS CBT SOFTWARE

               Notwithstanding Clause 6.1 above, the Buyer shall use the Airbus CBT Software for the exclusive purpose of, for the student delivery mode:

               (i) rostering students for one or several courses syllabi in order to follow students' progression,

               (ii) rearranging courses syllabi or creating new ones using available courseware modules.

               However, the Seller disclaims any responsibility regarding any course(s) that may be modified or rearranged by the Buyer.

6.3            USE OF THE AIRBUS CBT COURSEWARE

               Notwithstanding Clause 5 above, the Buyer shall use the Airbus CBT Courseware for the exclusive purpose of performing training of its personnel, or of third party personnel contracted to perform maintenance work on the Buyer's Aircraft on behalf of the Buyer. Such training shall be performed exclusively at the Buyer's facility.

7              PROPRIETARY RIGHTS AND NON DISCLOSURE

               The Airbus CBT Software and Airbus CBT Courseware, the copyright and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software and Airbus CBT Courseware are and shall remain with the Seller and/or its Affiliates or suppliers, as the case may be. The Airbus CBT Software and Airbus CBT Courseware and their contents are designated as confidential. The Buyer shall not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware, and/or any rearrangement, modification or copy thereof.

               The Buyer acknowledges the Seller's proprietary rights in the Airbus CBT and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or parts thereof or their contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the Airbus CBT Software and Airbus CBT Courseware to the Buyer's personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware are supplied to the Buyer under the present Airbus CBT Licence.

8              WARRANTY

8.1 The Seller warrants that the Airbus CBT is prepared in accordance with the state of art at the date of its conception. Should the Airbus CBT be found to contain any non-conformity or defect, the Buyer shall promptly notify the Seller thereof and the sole and exclusive liability of the Seller under this Clause 8.1 shall be to correct the same at its own expense.


                                Clause 16 - 20/21

                                                         APPENDIX C TO CLAUSE 16

8.2 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THE AIRBUS CBT LICENCE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE AIRBUS CBT DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

               (A) ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

               (B)  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

               (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S AND/OR ITS SUPPLIERS" NEGLIGENCE, ACTUAL OR IMPUTED; AND

               (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR THE AIRBUS CBT DELIVERED HEREUNDER.

               THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN THE AIRBUS CBT DELIVERED UNDER THIS AGREEMENT.

               FOR THE PURPOSES OF THIS CLAUSE 8.2, "THE SELLER" SHALL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.


                                Clause 16 - 21/21

17             EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1           EQUIPMENT SUPPLIER PRODUCT SUPPORT AGREEMENTS

17.1.1 The Seller has obtained enforceable and transferable product support agreements from Suppliers of Seller Furnished Equipment listed in the Specification.

17.1.2 These agreements are based on the "World Airlines Suppliers Guide" and include Supplier commitments as contained in the "SUPPLIER PRODUCT SUPPORT AGREEMENTS" which include the following provisions:

17.1.2.1 Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that software data, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual, such data shall be provided h compliance with the applicable ATA Specification.

17.1.2.2 Warranties and guarantees including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements.

17.1.2.3 Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer's instructors, shop and line service personnel.

17.1.2.4 Spares data in compliance with ATA 200/2000 Specification, initial provisioning recommendations, spare parts and logistic service including routine and expedited deliveries.

17.1.2.5 Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2           SUPPLIER COMPLIANCE

               The Seller shall monitor Supplier compliance with support commitments defined in the Supplier Product Support Agreements and shall take remedial action together with the Buyer if necessary.


                                 Clause 17 - 1/1

18             BUYER FURNISHED EQUIPMENT

18.1           ADMINISTRATION

18.1.1 Without additional charge, the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer ("BUYER FURNISHED EQUIPMENT" or "BFE"), provided that they are referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at time of ordering of the concerned BFE.

               The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

               The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer shall provide such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

               The Buyer shall also provide, when requested by the Seller, at AIRBUS FRANCE S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS DEUTSCHLAND GmbH, Division Hamburger Flugzeugbau Works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2 The Seller shall be entitled to refuse any item of BFE which it considers incompatible with the Specification, the above mentioned engineering definition or the certification requirements, and shall promptly notify the Buyer of such refusal.

18.1.3 The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system ("Regime de I'entrepot industriel pour fabrication coordonnee" or "Zollverschluss") without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

               Shipping Addresses:

               AIRBUS FRANCE S.A.S.
               316 Route de Bayonne
               31300 TOULOUSE
               FRANCE

               or


                               Clause 18 - Page 1/3

               AIRBUS DEUTSCHLAND GmbH
               Division Hamburger Flugzeugbau
               Kreetslag 10
               21129 HAMBURG
               FEDERAL REPUBLIC OF GERMANY

               as provided in Clause 18.1.

18.1.4 If the Buyer requests the Seller to supply directly certain items which are considered as BFE according to the Specification and if such request is notified to the Seller in due time in order not to affect the Scheduled Delivery Month of the Aircraft, the Seller may agree to order such items subject to the execution of a Specification Change Notice reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement. In such a case the Seller shall be entitled to the payment of a reasonable handling charge, * and shall bear no liability in respect of delay and product support commitments for such items which shall be the subject of separate arrangements between the Buyer and the relevant supplier.

18.2           AVIATION AUTHORITIES' REQUIREMENTS

               The Buyer is responsible for, at its expense, and warrants that BFE shall be manufactured by a qualified supplier, shall meet the requirements of the applicable Specification, shall comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, shall be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft.

18.3           BUYER'S OBLIGATION AND SELLER'S REMEDIES

18.3.1 Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in Clause 18.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller's * additional costs, directly attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation. *

18.3.2         Further, in any such event, the Seller may:

               (i) select, purchase and install an equipment similar to the involved one, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

               (ii) if the BFE shall be so delayed by more than * days, or unapproved within * days deliver the Aircraft without the installation of such equipment, notwithstanding the terms of Clause 7 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to


                              Clause 18 - Page 2/3
                    install such equipment. The Buyer may also elect to have the Aircraft so delivered, provided it is in the condition otherwise required by this Agreement.

18.4           TITLE AND RISK OF LOSS

               Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller.


                              Clause 18 - Page 3/3

19             INDEMNIFICATION AND INSURANCE

19.1 INDEMNITIES RELATING TO INSPECTION, TECHNICAL ACCEPTANCE PROCESS AND GROUND TRAINING

19.1.1 The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its Affiliates, their respective directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its directors, officers, agents and employees, its Affiliates and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of loss of or damage to the Seller's property and/or injury to or death of the directors, officers, agents or employees of the Seller and/or from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for any damage caused by the Seller to third parties arising out of or in any way connected with any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services and for any damage caused by the Buyer and/or the Seller to third parties arising out of or in any way connected with technical acceptance flights under Clause 8 of this Agreement.

19.1.2 The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its Affiliates, Suppliers, their respective directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, its Suppliers and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of loss of or damage to the Buyer's property and/or injury to or death of the directors, officers, agents or employees of the Buyer and/or from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for any damage caused by the Buyer to third parties, arising out of or in any way connected with any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services.

19.2           INDEMNITIES RELATING TO TRAINING ON AIRCRAFT AFTER DELIVERY

19.2.1 The Buyer shall, except in the case of gross negligence or wilful misconduct of the Seller, its Affiliates, Suppliers, their respective directors, officers, agents and employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, its Suppliers and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person (including any of the Buyer's directors, officers, agents and employees utilising such training services, but not directors, officers, agents and employees of the Seller) and/or for loss of or damage to any property and/or for loss of use thereof arising (including the aircraft on which the training services are performed), arising out of or in any way connected to the performance of any Aircraft Training Services.

19.2.2 The foregoing indemnity shall not apply with respect to the Seller's legal liability towards any person other than the Buyer, its directors, officers, agents or employees arising out of an accident caused solely by a product defect in the Aircraft delivered to and accepted by the Buyer hereunder.


                              Clause 19 - Page 1/3

19.3           INDEMNITIES RELATING TO SELLER REPRESENTATIVES SERVICES

19.3.1 The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its Affiliates, subcontractors, Suppliers, their respective directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, its Suppliers and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for all injuries to or death of persons (excepting injuries to or death of the Seller's Representatives) and for loss of or damage to property and/or loss of use thereof howsoever arising out of or in connection with the Seller's Representatives' Services.

19.3.2 The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its Affiliates, their respective directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its directors, officers, agents and employees, its Affiliates and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for all injuries to or death of the Seller's Representatives in connection with the Seller's Representatives' Services.

19.4           INSURANCES

               For all training periods on aircraft, the Buyer shall cause the Seller, as defined in Clause 19.5 hereof, its Affiliates, its Suppliers and their respective insurers to be named as additional insureds under the Buyer's Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils, to the extent of the Buyer's undertaking set forth in Clause 19.2.1. With respect to the Buyer's Hull All Risks and Hull War Risks insurances and Allied Perils, the Buyer shall cause the insurers of the Buyer's hull insurance policies to waive ail rights of subrogation against the Seller, as defined in Clause 19.5 hereof, its Affiliates, its Suppliers and their respective insurers to the extent of the Buyer's undertaking set forth in Clause 19.2.1.

               Any applicable deductible shall be borne by the Buyer. With respect to the above policies, the Buyer shall furnish to the Seller, not less than seven (7) working days prior to the start of any such training period, certificates of insurance, in English, evidencing the limit of liability cover and period of insurance in a form acceptable to the Seller from the Buyer's insurance broker(s) certifying that such policies have been endorsed as follows:

               (i) under the Comprehensive Aviation Legal Liability Insurances, the Buyer's policies are primary and non-contributory to any insurance maintained by the Seller;

               (ii) such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven
                    (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller; and

               (iii) under any such cover, all rights of subrogation against the
                    Seller, its Affiliates, its Suppliers and their respective insurers, have been waived to the extent of the Buyer's undertaking and specifically referring to Clause 19.2.1 and to this Clause 19.4.


                              Clause 19 - Page 2/3

19.5           SELLER AND AFFILIATES

               For the purposes of this Clause 19, "the Seller and its Affiliates" include the Seller, its subsidiaries, Airbus North America Customer Services, Hua-Ou Airbus - CASC Aviation Training Center, its shareholders, each of the sub-contractors, the assignees of each of the foregoing, and their respective directors, officers, agents and employees.

19.6           NOTICE OF CLAIMS

               If any claim is made or suit is brought against either party (or its respective directors, officers, agents or employees) for damages for which liability has been assumed by the other party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought shall promptly give notice to the other party, and the latter shall (unless otherwise requested by the former party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems proper.


                              Clause 19 - Page 3/3

20             TERMINATION

20.1           TERMINATION FOR INSOLVENCY

               In the event that either the Seller or the Buyer

               (a) makes a general assignment for the benefit of creditors or becomes insolvent;

               (b)  files a voluntary petition in bankruptcy;

               (c) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

               (d) commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

               (e) becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least sixty (60) days; or

               (f) is divested of a substantial part of its assets for a period of at least sixty (60) consecutive days,

               then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement.

20.2           TERMINATION FOR NON-PAYMENT OF PREDELIVERY PAYMENTS

               If for any Aircraft the Buyer fails to make any Predelivery Payments at the time, in the manner and in the amount specified in Clause 5.3, * the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

                                       *

20.3           TERMINATION FOR FAILURE TO TAKE DELIVERY

               If the Buyer fails to comply with its obligations as set forth under Clause 8 and/or Clause 9, or fails to pay the Final Price of the Aircraft, the Seller shall have the right to put the Buyer on notice to do so within a period of * after the date of such notification.

               If the Buyer has not cured such default within such period, the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

               All costs referred to in Clause 9.2.3 and relating to the period between the notified date of delivery (as referred to in Clause 9.2.3) and the date of termination of all or part of this Agreement shall be borne by the Buyer.


                              Clause 20 - Page 1/2

20.4           TERMINATION FOR DEFAULT UNDER OTHER AGREEMENTS

               If the Buyer or any of its Affiliates fails to perform or comply with any material obligation expressed to be assumed by it under any * agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates (the "Other Agreement"): * then the Seller may, by written notice, terminate all or part of this Agreement.

20.5           GENERAL

20.5.1 To the full extent permitted by law, the termination of all or part of this Agreement pursuant to Clauses 20.1, 20.2, 20.3 and
               20.4 shall become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

20.5.2 The right for either party under Clause 20.1 and for the Seller under Clauses 20.2, 20.3, and 20.4 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.5.3 If the party taking the initiative of terminating this Agreement decides to terminate part of it only, the notice sent to the other party shall specify those provisions of this Agreement which shall be terminated.

20.5.4 In the event of termination of this Agreement following a default from the Buyer, including but not limited to a default under Clauses 20.1, 20.2, 20.3 and 20.4, the Seller without prejudice to any other rights and remedies available under this Agreement or by law, shall retain all predelivery payments, commitment fees, option fees and any other monies paid by the Buyer to the Seller under this Agreement and corresponding to the Aircraft, services, data and other items covered by such termination.


                              Clause 20 - Page 2/2

21             ASSIGNMENTS AND TRANSFERS

21.1           ASSIGNMENTS BY BUYER

               Except as hereinafter provided, the Buyer may not sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the Seller, which shall not unreasonably be withheld.

21.1.1         ASSIGNMENTS FOR PREDELIVERY FINANCING

               The Buyer shall be entitled to assign its rights under this Agreement at any time in order to provide security for the financing of any Predelivery Payments subject to such assignment being in form and substance reasonably acceptable to the Seller, taking into account then applicable market practice.

21.1.2         ASSIGNMENTS FOR DELIVERY FINANCING

               The Buyer shall be entitled to assign its rights under this Agreement at any time in connection with the financing of its obligation to pay the Final Price subject to such assignment being in form and substance reasonably acceptable to the Seller, taking into account the then applicable market practice.

21.2           ASSIGNMENTS BY SELLER

               The Seller may at any time, with the prior written consent of the Buyer, which shall not be unreasonably withheld, sell, assign, novate or transfer its rights and obligations under this Agreement to any person, provided such sale, assignment or transfer be notified to Buyer and shall not have a material adverse effect on any of Buyer's rights and obligations under this Agreement.

21.2.1         TRANSFER OF RIGHTS AND OBLIGATIONS UPON RESTRUCTURING

               In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person ("the SUCCESSOR") under the control of the ultimate controlling shareholders of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the; Buyer in writing. The Buyer recognises that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, shall be binding upon the Buyer.


                              Clause 21 - Page 1/1

22             MISCELLANEOUS PROVISIONS

22.1           DATA RETRIEVAL

               The Buyer shall provide the Seller, as the Seller may reasonably request, with all the necessary data as customarily compiled by the Buyer and pertaining to the operation of the Aircraft to assist the Seller in making efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2           NOTICES

               All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a business day notice shall be deemed to have been received on the first following business day, shall be deemed to be the effective date of such notice or request.

               Seller's address for notices is:

               AIRBUS
               Attn. To V. P. Contracts
               1 Rond-Point Maurice Bellonte
               31707 Blagnac Cedex
               France

               Buyer's address for notices is:

               TAM - LINHAS AEREAS S.A.
               Attn. Contracts Director
               Avenida Jurandir, 856, 40 andar, Lote 4,
               CEP 04072 - 000, Jardim CECI,
               SAO PAULO-SP.
               BRAZIL

               or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

22.3           WAIVER

               The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.


                              Clause 22 - Page 1/4

22.4           LAW AND JURISDICTION

22.4.1 This Agreement shall be governed by and construed in accordance with the laws of France.

22.4.2 Any dispute arising out of or in connection with this Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

22.5           INTERNATIONAL SUPPLY CONTRACT

               The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

               The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this transaction.

22.6           SEVERABILITY

               In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.7           ALTERATIONS TO CONTRACT

               This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

22.8           LANGUAGE

               All correspondence, documents and any other written matters in connection with this Agreement shall be in English.


                              Clause 22 - Page 2/4

22.9           COUNTERPARTS

               This Agreement has been executed in two (2) original copies.

               Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

22.10          CONFIDENTIALITY

               This Agreement including any Exhibits, other documents or data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under the Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof.

               In particular, both parties agree:

               - not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party hereto.

               - that any and all terms and conditions of the transaction contemplated in this Agreement are strictly personal and exclusive to the Buyer, including in particular, but not limited to, the Aircraft pricing (the "Personal Information"). The Buyer therefore agrees to notify the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party"), and if requested by the Seller, to consult with the Seller for a reasonable period of time in relation thereto.

               Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

               (i)  the contact details of the Receiving Party,

               (ii) the extent of the Personal Information subject to
                    disclosure,

               (iii) the Aircraft pricing to be provided to the Receiving Party.

               Furthermore, the Buyer and the Seller shall use their best reasonable efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer and the Seller with any governmental or regulatory agency. The Buyer and the Seller agree that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

               The provisions of this Clause 22.10 shall survive any termination of this Agreement for a period of five (5) years.


                              Clause 22 - Page 3/4

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director


                              Clause 22 - Page 4/4

                                                                       EXHIBIT A

                                    EXHIBIT A

                                  SPECIFICATION

The A350-900 and A350-800 Standard Specifications are contained in a separate CD-ROM.


                             - Exhibit A - Page 1/1

                             APPENDIX I TO EXHIBIT A

                           TAM A35O-800 SCN DEFINITION

                                       *

                             APPENDIX I TO EXHIBIT A

                           TAM A350-800 SCN DEFINITION

                                       *
Option list Issue 1

                            APPENDIX II TO EXHIBIT A

                           TAM A350-900 SCN DEFINITION

                                       *


                                   Page l of 2

                            APPENDIX II TO EXHIBIT A

                           TAM A350-900 SCN DEFINITION

                                       *
Option list Issue 1

                                                                       EXHIBIT B

                                    EXHIBIT B

                                     FORM OF
                          SPECIFICATION CHANGE NOTICE


                             - Exhibit B - Page 1/1

                  AIRBUS                TAM - LINHAS AERAS

(LOGO) SPECIFICATION CHANGE NOTICE

                  (SCN)                 SCN Number _____________________________

                                        Issue __________________________________

                                        Dated __________________________________

                                        Page ___________________________________

TITLE: _________________________________________________________________________

DESCRIPTION  ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

EFFECT ON WEIGHT

   Manufacturer's Weight Empty Change: _________________________________________

   Operational Weight Empty Change: ____________________________________________

   Allowable Payload Change: ___________________________________________________

REMARKS / REFERENCES

   RFC ... _____________________________________________________________________

SPECIFICATION CHANGED BY THIS SCN
   A350-900 Aircraft Standard Specification Reference No G 000 09000 Issue B dated 30-June-2005

THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN (S):

________________________________________________________________________________

PRICE PER AIRCRAFT

US DOLLARS: ____________________________________________________________________

AT DELIVERY CONDITIONS: ________________________________________________________

This change will be effective on ________ AIRCRAFT No ________ and subsequent. Provided approval is received by ________

BUYER APPROVAL                          SELLER APPROVAL


By:                                     By:
    ---------------------------------       ------------------------------------

Date:                                   Date:
      -------------------------------         ----------------------------------

                  AIRBUS                TAM - LINHAS AERAS

(LOGO) SPECIFICATION CHANGE NOTICE

                  (SCN)                 SCN Number _____________________________

                                        Issue __________________________________

                                        Dated __________________________________

                                        Page ___________________________________


SPECIFICATION REPERCUSSION:
   After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

                  AIRBUS                TAM - LINHAS AERAS

(LOGO) SPECIFICATION CHANGE NOTICE

                  (SCN)                 SCN Number _____________________________

                                        Issue __________________________________

                                        Dated __________________________________

                                        Page ___________________________________

SCOPE OF CHANGE (FOR INFORMATION ONLY)

                                                                       EXHIBIT C

AIRCRAFT PRICE REVISION FORMULA

1    BASIC PRICE

     The Aircraft Basic Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2    BASE PERIOD

     The Aircraft Basic Price has been established in accordance with the average economic conditions prevailing in December 2002, January 2003, February 2003 and corresponding to a theoretical delivery in January 2004 as defined by "EClb" and "ICb" index values indicated hereafter.

     "EClb" and "ICb" index values indicated herein shall not be subject to any revision.

3    INDEXES

     Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI SIC 3721W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in Table 6, "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group", or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 =
     100).

     The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

     Index code for access on the Web site of the US Bureau of Labor Statistics:
     ECU28102L

     Material Index: "Industrial commodities" (hereinafter referred to as "IC") as published in "Producer Price Indexes" (Table 6. Producer price indexes and percent changes for commodity groupings and individual items). (Base Year 1982 = 100).

     Index code for access on the Web site of the US Bureau of Labor Statistics:
     WPU03THRU15.


                             - Exhibit C - Page 1/3

                                                                       EXHIBIT C

AIRCRAFT PRICE REVISION FORMULA

4    REVISION FORMULA

     Pn      = (Pb + F) x [(0.75 x ECIn / ECIb) + (0.25 x lCn/ICb)]

     Where   :

     Pn      : Aircraft Basic Price as revised as of the Delivery Date of the
               Aircraft

     Pb      : Aircraft Basic Price at economic conditions December 2002,
               January 2003, February 2003 averaged (January 2004 delivery conditions)

     F       : (0.005 x N x Pb)

               where N = the calendar year of delivery of the Aircraft minus
               2004

     ECln    : the arithmetic average of the latest published values of the ECl
               SIC 3721W-lndex available at the Delivery Date of the Aircraft for the 11th, 12*(1) and 13th month prior to the month of Aircraft Delivery

     EClb    : ECl SIC 3721 W-lndex for December 2002, January 2003, February
               2003 averaged (=165.0)

     ICn     : the arithmetic average of the latest published values of the
               IC-Index available at the Delivery Date of the Aircraft for the 11th, 12th and 13th month prior to the month of Aircraft Delivery

     ICb     : IC-Index for December 2002, January 2003, February 2003, averaged
               (= 136.8)


                             - Exhibit C - Page 2/3

                                                                       EXHIBIT C

AIRCRAFT PRICE REVISION FORMULA

5    GENERAL PROVISIONS

5.1  Roundings

     The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

     Each quotient (ECln/ECIb) and (ICn/ICb) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five
     (5) or more, the preceding decimal place shall be raised to the next higher figure.

     The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

     The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2  Substitution of Indexes for Aircraft Price Revision Formula

     If;

     (i) the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Aircraft Price Revision Formula, or

     (ii) the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

     (iii) the data samples used to calculate such Labor Index or such Material Index are substantially changed;

     the Seller shall select a substitute index for inclusion in the Aircraft Price Revision Formula (the "Substitute Index").

     The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

     As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Aircraft Price Revision Formula to combine the successive utilisation of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3  Final Index Values

     The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the basic prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.


                             - Exhibit C - Page 3/3

                                                                       EXHIBIT D

                            CERTIFICATE OF ACCEPTANCE

In accordance with the terms of the A350-900 purchase agreement dated __th ____ 2005 and made between TAM - LINHAS AEREAS S.A. and AIRBUS S.A.S., as amended (the "PURCHASE AGREEMENT"), the acceptance tests relating to the A350-900 aircraft, Manufacturer's Serial Number: [______], Registration Marks: [______] (the "AIRCRAFT"), have taken place at [______] or [______] on the [_____] day of [____________].

In view of said tests having been carried out with satisfactory results, TAM Linhas Aereas S.A. hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby waived.

The [______] day of [____________]

TAM - LINHAS AEREAS S.A.


By:
    ---------------------------------
Its:
     --------------------------------


                                    Page 1/1

                                                                       EXHIBIT E

                                  BILL OF SALE

Know all men by these presents that Airbus S.A.S. (the "SELLER"), "societe par actions simplifiee" existing under French law and whose address is 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE, is, this [________], the owner of the title to the following airframe (the "AIRFRAME"), the engines as specified (the "ENGINES") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding Buyer Furnished Equipment ("BFE"), incorporated therein, installed thereon or attached thereto on the date hereof (the "PARTS"):

AIRFRAME:                         ENGINES:

AIRBUS Model A350-900             General Electric Model Genex 72 A

MANUFACTURER'S                    ENGINE SERIAL NUMBERS:

SERIAL NUMBER: [_________]        LH: [_________]

                                  RH: [_________]

REGISTRATION MARKS: [_________]

[and has such title to the BFE as was acquired by it from TAM Linhas Aereas S.A. by a Bill of Sale dated [____________] (the "BFE Bill of Sale").]

The Airframe, Engines and Parts are hereafter together referred to as the Aircraft (the "AIRCRAFT").

The Seller does hereby on this [______] day of [____________] sell, transfer and deliver all of its above described rights, title and interest to the Aircraft to the following company and to its successors and assigns forever, said Aircraft [and the BFE] to be the property thereof:

                          TAM - LINHAS AEREAS S.A.
                                 (the "BUYER")

The Seller hereby warrants to the Buyer, its successors and assigns that it has good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever [and such title to the BFE as the Seller has acquired pursuant to the BFE Bill of Sale.]

This Bill of Sale shall be governed by and construed in accordance with the laws of France.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this ______ day of [____________]

AIRBUS S.A.S.


By:
    ---------------------------------
Title:
       ------------------------------


Signature:
           --------------------------


                             - Exhibit E - Page 1/1

                                                                       EXHIBIT F

                                    EXHIBIT F

                               SERVICE LIFE POLICY

                           ITEMS OF PRIMARY STRUCTURE


                                 Exhibit F - 1/4

                                                                       EXHIBIT F

                           SELLER SERVICE LIFE POLICY

1 The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2         WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1       WING STRUCTURE

2.1.1     Spars

2.1.2     Ribs and stringers inside the wing box

2.1.3     Upper and lower wing skin panels of the wing box

2.2       FITTINGS

2.2.1     Support structure and attachment fittings for the flap structure

2.2.2     Support structure and attachment fitting for the engine pylons

2.2.3     Support structure and attachment fitting for the main landing gear

2.2.4     Support structure and attachment fitting for the center wing box

2.3       AUXILIARY SUPPORT STRUCTURE

2.3.1     For the slats:

2.3.1.1   Ribs supporting the track rollers on wing box structure

2.3.1.2   Ribs supporting the actuators on wing box structure

2.3.2     For the ailerons:

2.3.2.1   Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2   Actuator fittings on wing box rear spar or shroud box

2.3.3     For airbrakes, spoilers, lift dumpers:

2.3.3.1   Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2   Actuator fittings on wing box rear spar or shroud box


                                 Exhibit F - 2/4

                                                                       EXHIBIT F

2.4       PYLON

2.4.1     For the Pylon Main Structural Box

2.4.1.1   Spars

2.4.1.2   Ribs

2.4.1.3   Skin, doublers and stiffeners

2.4.1.4   Support structure and attachment fitting for engine supports

3         FUSELAGE

3.1       FUSELAGE STRUCTURE

3.1.1     Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5     Passenger and cargo doors internal structure

3.1.6 Sills, excluding scuff plates, and upper beams surrounding passenger and cargo door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8     Keel beam structure

3.2       FITTINGS

3.2.1     Landing gear support structure and attachment fitting

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

3.2.3     Support structure and attachment fitting for the APU


                                 Exhibit F - 3/4

                                                                       EXHIBIT F

4         STABILIZERS

4.1       HORIZONTAL STABILIZER MAIN STRUCTURAL BOX

4.1.1     Spars

4.1.2     Ribs

4.1.3     Upper and lower skins and stringers

4.1.4 Support structure and attachment fitting to fuselage and trim screw actuator

4.1.5     Elevator support structure

4.1.5.1   Hinge bracket

4.1.5.2   Servocontrol attachment brackets

4.2       VERTICAL STABILIZER MAIN STRUCTURAL BOX

4.2.1     Spars

4.2.2     Ribs

4.2.3     Skins and stringers

4.2.4     Support structure and attachment fitting to fuselage

4.2.5     Rudder support structure

4.2.5.1   Hinge brackets

4.2.5.2   Servocontrol attachment brackets

5         EXCLUSIONS

          Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.


                                 Exhibit F - 4/4

                                                                       EXHIBIT G

                                    EXHIBIT G

                              TECHNICAL DATA INDEX


                                 Exhibit G - 1/16

                                                                       EXHIBIT G

                              TECHNICAL DATA INDEX

Where applicable, data will be established in general compliance with ATA Specification 2200 (iSpec2200), Information Standards for Aviation Maintenance (Revision 2003).

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE                            Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)          Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be available:

-    ON-LINE (ON) through the relevant Service on Airbus Customer Portal and / or

- OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following formats can be used:

- SGML - Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

- XML - Evolution of the SGML format to cope with WEB technology requirements.

-    PDF (PDF) - Portable Document Format allowing data consultation.

- Advanced Consultation Tool, which comes with the relevant consultation and navigation system.

- Advanced Customization Tool - FOSP (Flight Operations Standard Package) is the advanced customization tool to be used by the Buyer to browse a manual, customize a manual in accordance with its own operational or regulatory requirements and/or publish a manual in OIS format.


                                Exhibit G - 2/16

                                                                       EXHIBIT G

TYPE   C   CUSTOMIZED. Refers to manuals that are applicable to an individual
           Airbus customer/operator fleet or aircraft.

       G GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

       E ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)     Self-explanatory for physical media.

DELIVERY (Deliv)   Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first
                   Aircraft Delivery, or nil (0) corresponding to the first
                   Delivery day.

                   The number of days indicated shall be rounded up to the next regular revision release date.


                                Exhibit G - 3/16

                                                                       EXHIBIT G

         NOMENCLATURE            ABBR   AVAIL       FORM      TYPE     DELIV                   COMMENTS
         ------------            ----   -----       ----      ----     -----                   --------
OPERATIONAL MANUALS AND DATA

Flight Crew Operating Manual /  FCOM     OFF      Advanced      C        90
Quick Reference Leaflet (QRL)                  Customization
                                                    Tool
                                FCOM      ON      Advanced      C        90
                                               Customization
                                                    Tool
                                FCOM      ON        XML         C        90
                                FCOM     OFF        XML         C        90
                                FCOM     OFF      PAPER(**)     C        90   (**) NOTE: This Manual will be provided
                                                                                   only if it's still produced in this
                                                                                   format by the Seller, at the time of
                                                                                   the delivery date.
                                QRL      OFF        Paper       C        90   *    Two per Aircraft at Delivery + 20
                                                                                   copies per Aircraft
                                QRL       ON         XML        C   *    90
                                QRL      OFF         XML        C        90

Flight Crew Training Manual     FCTM      ON      Advanced      C        90
                                               Customization
                                                    Tool
                                FCTM     OFF      Advanced      C        90
                                               Customization
                                                    Tool
                                FCTM      ON        XML         C        90
                                FCTM     OFF        XML         C        90

Cabin Crew Operating Manual     CCOM     OFF     Advanced       C        90
                                               Customization
                                                    Tool
                                CCOM      ON      Advanced      C        90
                                               Customization
                                                    Tool
                                CCOM      ON        XML         C        90
                                CCOM     OFF        XML         C        90


                                Exhibit G - 4/16

                                                                       EXHIBIT G

Flight Manual / Configuration   FM/CDL   OFF       (PDF*)       C         0   (*)  plus one copy per Aircraft at
Deviation List                                                                     Delivery under PDF or securised
                                                                                   format, as agreed with the
                                                                                   Airworthiness Authorities
                                FM/CDL    ON      Advanced      C         0
                                               Customization
                                                    Tool
                                FM/CDL    ON        XML         C   *     0
                                FM/CDL   OFF        XML         C         0
                                FM/CDL   OFF     PAPER (**)     C             (**) NOTE: This Manual will be provided
                                                                                   only, If it's still produced in this
                                                                                   format by the Seller, at the time of
                                                                                   the delivery date.


                                Exhibit G - 5/16

                                                                       EXHIBIT G

         NOMENCLATURE            ABBR  AVAIL       FORM      TYPE     DELIV                    COMMENTS
         ------------            ----  -----       ----      ----     -----                    --------
OPERATIONAL MANUALS AND DATA (CONT'D)

Master Minimum Equipment List    MMEL   OFF      (PDF *)       C         0   (*)  plus one copy per Aircraft at Delivery
                                                                                  under PDF or securised format, as
                                                                                  agreed with the Airworthiness
                                                                                  Authorities
                                 MMEL   OFF      Advanced      C       180
                                              Customization
                                                   Tool
                                 MMEL    ON      Advanced      C       180
                                              Customization
                                                   Tool
                                 MMEL    ON        XML         C       180
                                 MMEL   OFF        XML         C       180
                                 MMEL   OFF     PAPER (**)     C       180   (**) NOTE: This Manual will be provided,
                                                                                  only if it's still produced in this
                                                                                  format by the Seller, at the time of
                                                                                  the delivery date.

Trim Sheet                       TS     OFF      WordDoc       C         0   Office Automation format (.doc) for further
                                 TS      ON      WordDoc       C   *     0   processing by the Buyer

Weight and Balance Manual        WBM    OFF      (PDF *)       C         0   (*)  plus one copy per Aircraft at Delivery
                                                                                  under PDF or securised format, as
                                                                                  agreed with the Airworthiness
                                                                                  Authorities
                                 WBM    OFF      Advanced      C        90
                                              Customization
                                                   Tool
                                 WBM     ON      Advanced      C        90
                                              Customization
                                                   Tool
                                 WBM     ON        XML         C        90
                                 WBM    OFF        XML         C        90
                                 WBM    OFF     PAPER (**)     C        90   (**) NOTE: This Manual will be provided,
                                                                                  only if it's still produced in this
                                                                                  format by the Seller, at the time of
                                                                                  the delivery date.


                                Exhibit G - 6/16

                                                                       EXHIBIT G

         NOMENCLATURE            ABBR  AVAIL       FORM      TYPE     DELIV                    COMMENTS
         ------------            ----  -----       ----      ----     -----                    --------
OPERATIONAL MANUALS AND DATA (CONT'D)

Performance Engineer's Programs  PEP    OFF      Advanced      C        90
                                               Consultation
                                                   Tool
                                 PEP     ON      Advanced      C        90
                                               Consultation
                                                   Tool            *

Performance Programs Manual      PPM    OFF      Advanced      C        90
                                               Consultation
                                                   Tool
                                 PPM     ON      Advanced      C        90
                                               Consultation
                                                   Tool


                                Exhibit G - 7/16

                                                                       EXHIBIT G

             NOMENCLATURE                   ABBR     AVAIL      FORM      TYPE     DELIV                COMMENTS
             ------------                   ----     -----      ----      ----     -----                --------
MAINTENANCE AND ASSOCIATED MANUALS

Air N@v / MAINTENANCE, including:       AirN@v         ON     Advanced      C        90
Aircraft Maintenance Manual             Maintenance         Consultation
Illustrated Parts Catalog (Airframe)                            Tool
Illustrated Parts Catalog (Powerplant)  AirN@v        OFF     Advanced      C        90   Recommended basic delivery quantity
Trouble Shooting Manual                 Maintenance         Consultation
Aircraft Schematics Manual                                   Tool on DVD
Aircraft Wiring Lists
Aircraft Wiring Manual
Electrical Standard Practices Manual

AirN@v / Associated Data
Consumable Material List
Standards Manual

                                                                                *

Aircraft Maintenance Manual             AMM            ON       SGML        C        90
                                        AMM           OFF       SGML        C        90   If selected by the Buyer, SGML
                                                                                          format will not be automatically
                                                                                          supplied. Effective delivery will
                                                                                          only take place upon explicit
                                                                                          request from the Buyer

                                        AMM           OFF    CD PDF (**)    C        90   (**) NOTE: This Manual will be
                                                                                               provided, only if it's still
                                                                                               produced in this format by the
                                                                                               Seller, at the time of the
                                                                                               delivery date.

Aircraft Schematics Manual              ASM            ON       SGML        C        90
                                        ASM           OFF       SGML        C        90   See comments under AMM SGML
                                        ASM           OFF    CD PDF (**)    C        90   (**) NOTE: This Manual will be
                                                                                               provided, only if it's still
                                                                                               produced in this format by the
                                                                                               Seller, at the time of the
                                                                                               delivery date.
Aircraft Wiring Lists                   AWL            ON       SGML        C        90
                                        AWL           OFF       SGML        C        90   See comments under AMM SGML
                                        AWL           OFF    CD PDF (**)    C        90   (**) NOTE: This Manual will be
                                                                                               provided, only if it's still
                                                                                               produced in this format by the
                                                                                               Seller, at the time of the
                                                                                               delivery date.

Aircraft Wiring Manual                  AWM            ON       SGML        C        90


                                Exhibit G - 8/16

                                                                       EXHIBIT G

                                        AWM           OFF       SGML        C        90   See comments under AMM SGML

Consumable Material List                CML            ON       SGML        G   *   180
                                        CML           OFF       SGML        G       180   See comments under AMM SGML


                                Exhibit G - 9/16

                                                                       EXHIBIT G

            NOMENCLATURE                  ABBR     AVAIL      FORM      TYPE     DELIV                 COMMENTS
            ------------                  ----     -----      ----      ----     -----                 --------
MAINTENANCE AND ASSOCIATED MANUALS (CONT'D)

AirN@v/ENGINEERING, including         Engineering    ON     Advanced      C        90
Airworthiness Directives / AD         Technical           Consultation
Consignes de Navigabilite/CN          Data                    Tool
(French DGAC)                         Service
All Operator Telex / AOT
Operator Information Telex / OIT      AirN@v        OFF     Advanced      C        90   AirN@v Engineering is an "Engineering
Flight Operator Telex / FOT                               Consultation                  Documentation Combined Index"
Modification / MOD                                            Tool                      providing an access to some
Modification Proposal / MP                                                              Engineering document indexes and
Service Bulletin / SB                                                                   contents and providing
Service Information Letter / SIL                                                        cross-references between such
Technical Follow-Up / TFU                                                               documents through advanced search
Vendor Service Bulletin / VSB                                                           functions.

Electrical Load Analysis              ELA           OFF     PDF/RTF/      C       +30   One ELA supplied for each Aircraft,
                                                               XLS                      delivered one month after Aircraft
                                                                                        Delivery
                                                                              *         PDF File + Office automation format
                                                                                        RTF & Excel file delivered on one
                                                                                        single CD for ELA updating by the
                                                                                        Buyer

Electrical Standard Practices Manual  ESPM           ON       SGML        G        90
                                      ESPM          OFF       SGML        G        90   See comments under AMM SGML
                                      ESPM           ON        PDF        G        90
                                      ESPM          OFF       CD-P        G        90

Electrical Standard Practices         ESP           OFF        P2*        G        90   *    Refers to a two-side printed
booklet                                                                                      document

Illustrated Parts Catalog (Airframe)  IPC            ON       SGML        C        90
                                      IPC           OFF       SGML        C        90   See comments under AMM SGML
                                      IPC           OFF    CD PDF (**)    C        90   (**) NOTE: This Manual will be
                                                                                             provided, only if it's still
                                                                                             produced in this format by the
                                                                                             Seller, at the time of the
                                                                                             delivery date.

Illustrated Parts Catalog             PIPC           ON       SGML        C        90
(Powerplant)                          PIPC          OFF       SGML        C        90   See comments under AMM SGML


                                Exhibit G - 10/16

                                                                       EXHIBIT G

            NOMENCLATURE                  ABBR     AVAIL      FORM      TYPE     DELIV                 COMMENTS
            ------------                  ----     -----      ----      ----     -----                 --------
MAINTENANCE AND ASSOCIATED MANUALS (CONT'D)

AirN@v / PLANNING, including:         AirN@v         ON     Advanced      E        90*  With first AMM issue
Maintenance Planning Document         Planning            Consultation
                                                              Tool
                                      AirN@v        OFF      Advanced     E        90*  Upon Customer's request, the MPD may
                                      Planning            Consultation                  also be supplied in PDF / Refer
                                                           Tool on DVD                  below.

Maintenance Planning Document         MPD            ON       SGML        E        90
                                      MPD           OFF       SGML        E        90   See comments under AMM SGML
                                      MPD           OFF        PDF        E       360   *   Supplied upon Buyer's request
                                                                                            only
                                                                                        Contains PDF, Excel File and TSDF /
                                                                                        Task Structured Data File for further
                                                                                        processing

Maintenance Review Board Report       MRBR           ON        PDF        E       360   MRB Report ocument includes the
                                      MRBR          OFF       CD-P        E   *   360   Certification Maintenance
                                                                                        Requirements (CMR) and Airworthiness
                                                                                        Limitation Items (ALI) documents.

Support Equipment Summary             SES            ON        PDF        G       360
                                      SES           OFF*      CD-P        G       360   *   Contained on one single CD with
                                                                                            TEI/TEM

Tool and Equipment Drawings           TED            ON     Advanced      E       360   On-line Consultation from Engineering
                                                          Consultation                  Drawings Service
                                                              Tool

Tool and Equipment index              TEI            ON        PDF        E       360
                                      TEI           OFF*      CD-P        E       360   *   Contained on one single CD with
                                                                                            TEM & SES

Illustrated Tool and Equipment        TEM            ON        PDF        E       360
Manual
                                      TEM           OFF*      CD-P        E       360   *   Contained on one single CD with
                                                                                            TEI & SES

Trouble Shooting Manual               TSM            ON       SGML        C        90
                                      TSM           OFF       SGML        C        90   See comments under AMM SGML


                                Exhibit G - 11/16

                                                                       EXHIBIT G

            NOMENCLATURE               ABBR   AVAIL      FORM      TYPE     DELIV                 COMMENTS
            ------------               ----   -----      ----      ----     -----                 --------
STRUCTURAL MANUALS

AirN@v / REPAIR, Including:           AirN@v    ON      Advance      E       90.
Structural Repair Manual              Repair         Consultation
                                                         Tool

Nacelle Structural Repair Manual      AirN@v   OFF      Advance      E       90.
(Integrated in Airbus SRM)            Repair         Consultation
Non Destructive Testing Manual +                      Tool On DVD
AirN@v / Associated Data >                                                         * Recommended basic delivery quantity
Consumable Material List
Standards Manual

                                                                         *
Structural Repair Manual              SRM       ON       SGML        E       90
                                      SRM      OFF       SGML        E       90    If selected by the Buyer, SGML format
                                                                                   will not be automatically supplied.
                                                                                   Effective delivery will only take place
                                                                                   upon explicit request from the Buyer

Nacelle Structural Repair Manual      NSRM      ON       SGML        E       90
(integrated in  Airbus SRM)           NSRM     OFF       SGML        E       90    See comments under SRM SGML

Nondestructive Testing Manual         NTM       ON       SGML        E       90
                                      NTM      OFF       SGML        E       90    If selected by the Buyer, SGML format
                                                                                   will not be automatically supplied.
                                                                                   Effective delivery will only take place
                                                                                   upon explicit request from the Buyer


                               Exhibit G - 12/16

                                                                       EXHIBIT G

            NOMENCLATURE                ABBR    AVAIL      FORM      TYPE     DELIV                 COMMENTS
            ------------                ----    -----      ----      ----     -----                 --------
OVERHAUL DATA

AirN@v / WORKSHOP. including:         AirN@v      ON      Advance      E       180
Component Maintenance Manual -        Workshop         Consultation
Manufacturer Duct & Fuel Pipe Repair                       Tool
Manual + AirNOv / Associated Data >   AirN@v     OFF      Advance      E
Consumable Material List              Workshop         Consultation
Standards Manual                                        Tool On DVD

Component Maintenance Manual -        CMMM        ON        PDF        E       180
Manufacturer                          CMMM       OFF       CD-P        E       180   Supplied upon Buyer's request

Component Maintenance Manual -        CMMM        ON       SGML        E       180
Manufacturer                          CMMM       OFF       SGML        E       180   If selected by the Buyer, SGML format
                                                                                     will not be automatically supplied.
                                                                                     Effective delivery will on]y take place
                                                                                     upon, explicit request from the Buyer

Duct & Fuel Pipe Repair Manual        DFPRM       ON        PDF        E   *   180
                                      DFPRM      OFF       CD-P        E       180   Supplied upon Buyer's request

Duct & Fuel Pipe Repair Manual        DFPRM       ON       SGML        E       180
                                      DFPRM      OFF       SGML        E       180   If selected by the Buyer, SGML format
                                                                                     will not be automatically supplied.
                                                                                     Effective delivery will only take place
                                                                                     upon explicit request from the Buyer

Component Maintenance Manual -        CMMV        ON        PDF        E       180   Consultation from the Supplier Technical
Vendor                                                                               Data On-Line Service on Airbus Customer
                                                                                     Portal
                                      CMMV       OFF       CD-P        E       180   Supplied by Vendors

Component Documentation Status        CDS         ON     Advanced      C       180   Revised until 180 days after Aircraft
                                                       Consultation                  Delivery
                                                           Tool
                                      CDS        OFF     Advanced      C       180
                                                       Consultation
                                                           Tool

Component Evolution List              CEL         ON        PDF        G        --   Delivered as follow-up to CDS
                                      CEL        OFF       CD-P        G        --


                                Exhibit G - 13/16

                                                                       EXHIBIT G

            NOMENCLATURE              ABBR  AVAIL      FORM      TYPE     DELIV                 COMMENTS
            ------------              ----  -----      ----      ----     -----                 --------
ENGINEERING DOCUMENTS

Mechanical Drawings                   MD      ON     Advanced      C         0   On-line Consultation from Engineering
                                                   Consultation                  Drawings Service
                                                       Tool

Parts Usage (Effectivity)             PU      ON     Advanced      C         0   On-line Consultation from Engineering
                                                   Consultation                  Drawings Service
                                                       Tool

Parts List                            PL      ON     Advanced      C   *     0   On-line Consultation from Engineering
                                                   Consultation                  Drawings Service
                                                       Tool

Standards Manual                      SM      ON       SGML        E        90
                                      SM     OFF       SGML        E        90   If selected by the Buyer, SGML format
                                                                                 will not be automatically supplied.
                                                                                 Effective delivery will only take place
                                                                                 upon explicit request from the Buyer

Process and Material Specification    PMS     ON        PDF        G         0
                                      PMS    OFF       CD-P        G         0


                                Exhibit G - 14/16

                                                                       EXHIBIT G

              NOMENCLATURE                  ABBR   AVAIL      FORM      TYPE     DELIV                 COMMENTS
              ------------                  ----   -----      ----      ----     -----                 --------
MISCELLANEOUS PUBLICATIONS

Aircraft Characteristics for Airport      AC/MFP     ON        PDF        E       360
and Maintenance Facility Planning

ATA 100 Breakdown Index                   ATAB       ON        PDF        E       360   6 Digits ATA 100 Breakdown Index

C@DETS (Technical Data Training Tool)     C@DETS    OFF     Advanced      G       360   Training Tool applicable to major
                                                          Consultation                  technical Data (AMM/TSM/ IPC/ WDM/
                                                           Tool on CD                   SRM / NTM) and to associated Data.
                                          C@DETS     ON        PDF        G       360

Aircraft Recovery Manual                  ARM        ON        PDF        E        90
                                          ARM       OFF       CD-P        E        90

Aircraft Rescue & Firefighting Chart      ARFC       ON        PDF        E       180
                                          ARFC      OFF        P1*        E       180   *    Refers to a one-side printed
                                                                                             document

List of Effective Technical Data          LETD       ON        PDF        C        90

List of Radioactive and Hazardous         LRE        ON        PDF        G   *    90
Elements
                                          LRE       OFF       CD-P        G        90

Live Animal Transportation Calculation    LATC       ON     Advanced      E        90
Tool                                                      Consultation
                                                              Tool
                                          LATC      OFF     Advanced      E        90
                                                          Consultation
                                                               Tool

Service Bulletins                         SB         ON     Advanced      C         0
                                                          Consultation
                                                              Tool
                                          SB         ON       SGML        C         0
                                          SB        OFF       SGML        C         0
                                          SB         ON     PDF (**)      C         0   (**) NOTE: This Manual will be
                                                                                             provided, only if it's still
                                                                                             produced in this format by the
                                                                                             Seller, at the time of the
                                                                                             delivery date.
                                          SB        OFF       CD-P        C         0


                                Exhibit G - 15/16

                                                                       EXHIBIT G

              NOMENCLATURE                  ABBR   AVAIL      FORM      TYPE     DELIV                 COMMENTS
              ------------                  ----   -----      ----      ----     -----                 --------
Supplier Product Support Agreements 2000  SPSA       ON        PDF        G       360   Based on General Conditions of
                                                                                        Purchase (GCP) 2000 Issue 5
                                          SPSA      OFF       CD-P        G       360

Transportability Manual                   TM         ON        PDF        E       180
                                          TM        OFF       CD-P        E       180

Vendor Information Manual                 VIM        ON     Advanced      G   *   360
                                                          Consultation
                                                              Tool
                                          VIM       OFF     Advanced      G       360
                                                          Consultation
                                                              Tool
                                          VIM/GSE    ON     Advanced      G       360
                                                          Consultation
                                                              Tool


                                Exhibit G - 16/16

                                                                     EXHIBIT "H"

                                   EXHIBIT "H"

                                    MATERIAL

                               SUPPLY AND SERVICES


                                Exhibit H - 1/24

                                                                     EXHIBIT "H"

1              GENERAL

1.1 This Exhibit defines the terms and conditions for the material support services offered by the Seller to the Buyer in the following areas:

               -    Initial provisioning of data and material

               -    Replenishment of material

               -    Lease of certain Seller Parts

1.1.1 Capitalized terms used herein and not otherwise defined in this Exhibit "H" shall have the same meanings assigned thereto in the Agreement.

1.1.2 References made to Clauses or sub-Clauses shall refer to Clauses or sub-Clauses of this Exhibit "H" unless otherwise specified.

1.2            SCOPE OF MATERIAL SUPPORT

               Material is classified into the following categories (hereinafter referred to as "MATERIAL"):

               (i) Seller Parts (Seller's proprietary Material bearing an official part number of the Seller or Material for which the Seller has the exclusive sales rights);

               (ii) Supplier Parts classified as Repairable Line Maintenance
                    Parts in accordance with SPEC 2000;

               (iii) Supplier Parts classified as Expendable Line Maintenance
                    Parts in accordance with SPEC 2000;

               (iv) Ground Support Equipment and Specific (To Type) Tools.

1.2.1 Certain Seller Parts listed in Appendix A of Clause 6 of Exhibit H are available for lease by the Seller to the Buyer.

1.2.2 The Material support to be provided hereunder by the Seller covers items classified as Material in sub-Clauses 1.2 (i) thru
               (iv) both for initial provisioning as described in Clause 2 ("INITIAL PROVISIONING") and for replenishment as described in Clause 3.

               Repairable Line Maintenance Parts as specified in sub-Clauses 1.2
               (i) and 1.2 (ii) above having less than fifty (50) flight-hours are considered as new.

1.2.3 Engines, quick engine change kit accessories and parts, including associated parts, are not covered under this Exhibit "H" and shall be subject to direct agreements between the Buyer and the relevant Engines Manufacturer. The Seller shall use its reasonable efforts to assist the Buyer in case of any difficulties with availability of Engines and associated spare parts.

1.2.4 During a period commencing on the date hereof and continuing for as long as at least five (5) aircraft of (each of) the model(s) covered under this Agreement are operated in commercial air transport service (the "TERM"), the Seller shall maintain or have maintained such stock of Seller Parts as is deemed reasonable by the Seller and shall


                                Exhibit H - 2/24

                                                                     EXHIBIT "H"

               furnish at reasonable prices Seller Parts adequate to meet the Buyer's needs for maintenance of the Aircraft.

               The Seller shall use its reasonable efforts to obtain a similar service from all Suppliers of parts which are originally installed on the Aircraft and not manufactured by the Seller.

1.3            AIRBUS SPARES SUPPORT AND SERVICES HEADQUARTER

1.3.1 The Seller has established its Airbus Spares Support Centre in HAMBURG, FEDERAL REPUBLIC OF GERMANY ("AIRBUS SPARES SUPPORT CENTRE") and shall maintain or cause to be maintained during the Term a central store of Seller Parts.

1.3.2 The Airbus Spares Support Centre is operated twenty-four (24) hours/day and seven (7) days/week.

1.3.3 The Seller reserves the right to effect deliveries from distribution centres other than Airbus Spares Support Centre or from any designated production or Suppliers' facilities.

               For efficient and convenient deliveries, the Seller and its Affiliate companies operate regional satellite stores.

1.4            AGREEMENTS OF THE BUYER

1.4.1 The Buyer agrees to purchase from the Seller or its licensee(s) ("the Licensees") the Seller Parts required for the Buyer's own needs during the Term, provided that the provisions of this Clause 1.4 shall not in any way prevent the Buyer from resorting to the Seller Parts stocks of other operators using the same Aircraft or from purchasing Seller Parts from said operators or from distributors, provided said Seller Parts have been designed by the Seller and manufactured by the Seller or its Licensee(s).

1.4.2 The Buyer may manufacture or have manufactured for its own use without paying any license fee to the Seller parts equivalent to Seller Parts:

1.4.2.1 after expiration of the Term if at such time the Seller Parts are out of stock,

1.4.2.2 at any time, to the extent Seller Parts are needed to effect aircraft on ground ("AOG") repairs upon any Aircraft delivered under the Agreement and are not available from the Seller or its Licensees within a lead time shorter than or equal to the time in which the Buyer can procure such Seller Parts, and provided the Buyer shall not sell such Seller Parts,

1.4.2.3 in the event that the Seller fails to fulfil its obligations with respect to any Seller Parts pursuant to Clause 1.2 within a reasonable time after written notice thereof from the Buyer,

1.4.2.4 in those instances where a Seller Part is identified as "Local Manufacture" in the Illustrated Parts Catalog (IPC).


                                Exhibit H - 3/24

                                                                     EXHIBIT "H"

1.4.3. The rights granted to the Buyer in Clause 1.4.2 shall not in any way be construed as a license, nor shall they in any way obligate the Buyer to the payment of any license fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

1.4.4 Furthermore, in the event of the Buyer manufacturing or having manufactured any parts, subject to the conditions of Clause 1.4.2, such manufacturing and any use made of the manufactured part shall be under the sole liability of the Buyer and the consent given by the Seller shall not be construed as express or implicit approval howsoever either of the Buyer or of the manufactured parts.

               It shall further be the Buyer's responsibility to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

1.4.5 The Buyer shall allocate or cause to be allocated its own partnumber to any part manufactured or caused to be manufactured subject to Clause 1.4.2 above. The Buyer shall not be allowed to use or cause to be used the Airbus Partnumber of the Seller Part to which such manufactured part is equivalent.

1.4.6 Notwithstanding any right provided to the Buyer under Clause 1.4.2, the Buyer shall not be entitled under any circumstances to sell any part manufactured or caused to be manufactured under Clause 1.4.2 to any third party.


                                Exhibit H - 4/24

                                                                     EXHIBIT "H"

2              INITIAL PROVISIONING

2.1            INITIAL PROVISIONING PERIOD

               The INITIAL PROVISIONING PERIOD is defined as the period up to and expiring on the ninetieth (90th) day after Delivery of the last Aircraft subject to firm order under the Agreement.

2.2            PRE-PROVISIONING MEETING

2.2.1 The Seller shall organize a pre-provisioning meeting ("PRE-PROVISIONING MEETING") at its Airbus Spares Support Centre for the purpose of formulating an acceptable schedule and working procedure to accomplish the initial provisioning of Material.

2.2.2 The date of the meeting shall be mutually agreed upon by the Buyer and the Seller, allowing a minimum preparation time of eight (8) weeks for the Initial Provisioning Conference referred to in Clause 2.4 below.

2.3            INITIAL PROVISIONING TRAINING

               Upon the request of the Buyer, the Seller shall provide Initial Provisioning training for the Buyer's provisioning and purchasing personnel: *

               The following areas shall be covered:

               (i) The Seller during the Pre-Provisioning Meeting shall familiarize the Buyer with the provisioning documents.

               (ii) The technical function as well as the necessary technical and commercial Initial Provisioning Data shall be explained during or prior to the Initial Provisioning Conference.

               (iii) A familiarization with the Seller's purchase order
                    administration system shall be conducted during the Initial Provisioning Conference.

2.4            INITIAL PROVISIONING CONFERENCE

               The Seller shall organize an Initial Provisioning conference ("INITIAL PROVISIONING CONFERENCE") at the Airbus Spares Support Centre, including participation of major Suppliers, which Initial Provisioning Conference shall take place on the date mutually agreed upon during the Pre-Provisioning Meeting.

               Such conference shall not take place earlier than eight (8) weeks after Manufacturer Serial Number allocation, Buyer Furnished Equipment selection or Contractual Definition Freeze of the first Aircraft, whichever is the latest.

                                       *


                                Exhibit H - 5/24

                                                                     EXHIBIT "H"

2.5            SELLER-SUPPLIED DATA

               The Seller shall prepare and supply to the Buyer the data set forth hereunder.

2.5.1          INITIAL PROVISIONING DATA

               Initial Provisioning data elements generally in accordance with SPEC 2000, Chapter 1, ("INITIAL PROVISIONING DATA") shall be supplied by the Seller to the Buyer in a form, format and a time-scale to be mutually agreed upon during the Pre-Provisioning Meeting.

2.5.1.1 Revision service shall be provided every ninety (90) days, up to the end of the Initial Provisioning Period.

2.5.1.2 In any event, the Seller shall ensure that Initial Provisioning Data is released to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow the on-time delivery of any ordered Material.

2.5.2          SUPPLEMENTARY DATA

               The Seller shall provide the Buyer with supplementary data to the Initial Provisioning Data, including Local Manufacture Tables (X-File) and Ground Support Equipment and Specific (To-Type) Tools (W-File) in accordance with SPEC 2000, Chapter 1.

2.5.3          DATA FOR STANDARD HARDWARE

               The Initial Provisioning Data provided to the Buyer shall include data for hardware and standard material.

2.6            SUPPLIER-SUPPLIED DATA

2.6.1          GENERAL

               The Seller shall obtain from Suppliers agreements to prepare and issue for their own products as per Clause 1.2 (ii) repair/overhaul Initial Provisioning Data in the English language, for those components for which the Buyer has elected to receive data.

               Said data (initial issue and revisions) shall be transmitted to the Buyer through the Suppliers and/or the Seller. The Seller shall not be responsible for the substance of such data.

               In any event, the Seller shall exert its reasonable efforts to supply such Data to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow on-time deliveries.


                                Exhibit H - 6/24

                                                                     EXHIBIT "H"

2.6.2          INITIAL PROVISIONING DATA

               Initial Provisioning Data elements for Supplier Parts as per sub-Clause 1.2 (ii) generally in accordance with SPEC 2000, Chapter 1, shall be furnished as mutually agreed upon during a Pre-Provisioning Meeting with revision service assured up to the end of the Initial Provisioning period.

2.7            INITIAL PROVISIONING DATA COMPLIANCE

2.7.1 Initial Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the latest configuration of the Aircraft to which such data relate as known three (3) months before the date of issue. Said data shall enable the Buyer to order Material conforming to its Aircraft as required for maintenance and overhaul.

               This provision shall not cover:

               -    Buyer modifications not known to the Seller,

               -    modifications not agreed to by the Seller.

2.8            COMMERCIAL OFFER

2.8.1 At the end of the Initial Provisioning Conference, the Seller shall, at the Buyer's request, submit a commercial offer for all Material as defined in Clauses 1.2 (i) thru 1.2 (iv) mutually agreed as being Initial Provisioning based on the Seller's sales prices valid at the time of finalization of the Initial Provisioning Conference. This commercial offer shall be valid for a period to be mutually agreed upon, irrespective of any price changes for Seller Parts during this period, except for significant error and/or price alterations due to part number changes and/or Supplier price changes.

2.8.2 During the Initial Provisioning Period the Seller shall supply Material, as defined in Clause 1.2 and ordered from the Seller, which shall be in conformity with the configuration standard of the concerned Aircraft and with the Initial Provisioning Data transmitted by the Seller.

2.8.3 The Seller shall in addition use its reasonable efforts to cause Suppliers to provide a similar service for their items.

2.9            DELIVERY OF INITIAL PROVISIONING MATERIAL

2.9.1 To cover the requirements in Material for entry into service of the Aircraft, the Seller shall use its reasonable efforts to deliver Material ordered during the Initial Provisioning Period against the Buyer's orders and according to a mutually agreed schedule. Such deliveries shall cover the Material requirements in line with the Aircraft fleet build up, only up to that portion of the ordered quantity that is recommended for the number of Aircraft operated during the Initial Provisioning Period.

               The Seller shall in addition use its reasonable efforts to cause Suppliers to provide to the Buyer a similar service for their items.


                                Exhibit H - 7/24

                                                                     EXHIBIT "H"

2.9.2 The Buyer may, subject to the Seller's agreement, cancel or modify Initial Provisioning orders placed with the Seller, with no cancellation charge, not later than the quoted lead-time before scheduled delivery of said Material.

2.9.3 In the event of the Buyer cancelling or modifying (without any liability of the Seller for the cancellation or modification) any orders for Material outside the time limits defined in Clause 2.9.2, the Buyer shall reimburse the Seller for any costs incurred in connection therewith.

2.9.4 All transportation costs for the return of Material under this Clause 2, including any insurance, customs and duties applicable or other related expenditures, shall be borne by the Buyer.

2.10           INITIAL PROVISIONING DATA FOR EXERCISED OPTIONS

2.10.1 All Aircraft for which the Buyer exercises its option shall be included into the revision of the provisioning data that is issued after execution of the relevant amendment to the Agreement if such revision is not scheduled to be issued within four (4) weeks from the date of execution. If the execution date does not allow four (4) weeks preparation time for the Seller, the concerned Aircraft shall be included in the subsequent revision as may be mutually agreed upon.

2.10.2 The Seller shall, from the date of execution of the relevant amendment to the Agreement until three (3) months after Delivery of each Aircraft, submit to the Buyer details of particular Supplier components being installed on each Aircraft, with recommendations regarding order quantity. A list of such components shall be supplied at the time of the provisioning data revision as specified above.

2.10.3 The data concerning Material shall at the time of each Aircraft Delivery at least cover such Aircraft's technical configuration as it existed six (6) months prior to Aircraft Delivery and shall be updated to reflect the final status of the concerned Aircraft once manufactured. Such update shall be included in the data revisions issued three (3) months after Delivery of such Aircraft.


                                Exhibit H - 8/24

                                                                     EXHIBIT "H"

3              REPLENISHMENT AND DELIVERY

3.1            GENERAL

               Buyer's purchase orders are administered in accordance with SPEC 2000, Chapter 3.

               For the purpose of clarification it is expressly stated that the provisions of Clause 3.2 do not apply to Initial Provisioning Data and Material as described in Clause 2.

3.2            LEAD TIMES

               In general, lead times are in accordance with the provisions of the "World Airlines and Suppliers' Guide" (Latest Edition).

3.2.1 Seller Parts as per sub-Clause 1.2 (i) listed in the Seller's Spare Parts Price Catalog can be dispatched within the lead times defined in the Spare Parts Price Catalog.

               Lead times for Seller Parts, which are not published in the Seller's Spare Parts Price Catalog, are quoted upon request.

3.2.2 Material of sub-Clauses 1.2 (ii) thru 1.2 (iv) can be dispatched within the Supplier's lead-time augmented by the Seller's own order and delivery processing time.

3.2.3          EXPEDITE SERVICE

               The Seller shall provide a twenty-four (24) hours-a-day, seven
               (7) days-a-week expedite service to provide for the supply of the relevant Seller Parts available in the Seller's stock, workshops and assembly line including long lead time spare parts, to the international airport nearest to the location of such part ("EXPEDITE SERVICE").

3.2.3.1 The Expedite Service is operated in accordance with the "World Airlines and Suppliers' Guide", and the Seller shall notify the Buyer of the action taken to satisfy the expedite within:

               -    four (4) hours after receipt of an AOG Order,

               - twenty-four (24) hours after receipt of a Critical Order (imminent AOG or work stoppage).

               - seven (7) days after receipt of an Expedite Order from the Buyer.

3.2.3.2 The Seller shall deliver Seller Parts requested on an Expedite basis against normal orders placed by the Buyer, or upon telephone or telex requests by the Buyer's representatives. Such telephone or telex requests shall be confirmed by subsequent Buyer's orders for such Seller Parts within a reasonable time.


                                Exhibit H - 9/24

                                                                     EXHIBIT "H"

3.3            DELIVERY STATUS

               The Seller shall make available to the Buyer on the Airbus Spares Portal the status of supplies against orders.

3.4            EXCUSABLE DELAY

               Clause 10.1 of the Agreement shall apply to the Material support.

3.5            SHORTAGES, OVERSHIPMENTS, NON-CONFORMITY IN ORDERS

3.5.1 The Buyer shall immediately and not later than thirty (30) days after receipt of Material delivered pursuant to a purchase order advise the Seller.

               a) of any alleged shortages or overshipments with respect to such order,

               b) of all non-conformities to specification of parts in such order subjected to inspections by the Buyer.

               In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformity within the above defined period, the Buyer shall be deemed to have accepted the deliveries.

3.5.2 In the event of the Buyer reporting overshipments or non-conformity to the specifications within the period defined in Clause 3.5.1 the Seller shall, if the Seller accepts such overshipment or non-conformity, either replace the concerned Material or credit the Buyer for the returned Material. In such case, transportation costs shall be borne by the Seller.

               The Buyer shall endeavour to minimize such costs, particularly through the use of its own airfreight system for transportation at no charge to the Seller.

3.6            PACKAGING

               All Material shall be packaged in accordance with ATA 300 Specification, Category III for consumable/expendable material and Category II for rotables. Category I containers shall be used if requested by the Buyer and the difference between Category I and Category II packaging costs shall be paid by the Buyer together with payment for the respective Material.

3.7            CESSATION OF DELIVERIES

               The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Clauses 4.2 thru 4.4.


                                Exhibit H - 10/24

                                                                     EXHIBIT "H"

4              COMMERCIAL CONDITIONS

4.1            PRICE

4.1.1          The Material prices shall be:

               - Free Carrier (FCA) the Airbus Spares Support Centre for deliveries from the Airbus Spares Support Centre.

               - Free Carrier (FCA) place specified by the Seller for deliveries from other Seller or Supplier facilities as the term Free Carrier (FCA) is defined by the publication
                    No 560 of the International Chamber of Commerce published in January 2000.

4.1.2 Prices shall be the Seller's sales prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US-Dollars.

4.1.3 Prices of Seller Parts shall be in accordance with the current Seller's Spare Parts Price Catalog. Prices shall be firm for each calendar year. The Seller, however, reserves the right to revise the prices of said parts during the course of the calendar year in the following cases:

               -    significant revision in manufacturing costs,

               - significant revision in manufacturer's purchase price of parts or materials (including significant variation of exchange rates),

               -    significant error in estimation or expression of any price.

4.1.4          Prices of Material as defined in sub-Clauses 1.2 (ii) thru 1.2
               (iv) shall be the valid list prices of the Supplier augmented by the Seller's handling charge. The percentage of the handling charge shall vary with the Material's value and shall be determined item by item.

4.2            PAYMENT PROCEDURES AND CONDITIONS

4.2.1 Payment shall be made in immediately available funds in the quoted currency. In case of payment in any other free convertible currency, the exchange rate valid on the day of actual money transfer shall be applied for conversion.

4.2.2          Payment shall be made by the Buyer to the Seller within thirty
               (30) days from date of the invoice to the effect that the value date of the credit to the Seller's account of the payment falls within this thirty (30) day period.


                                Exhibit H - 11/24

                                                                     EXHIB1T "H"

4.2.3 The Buyer shall make all payments hereunder to the Seller's account with:

               VEREINS & WESTBANK AG-20457 Hamburg-Germany

               Account: 910 057 777

               Swift Address: VUWB DE HH,

               using international IBAN Code: DE61 200 300 000 910 057 777 or as otherwise directed by the Seller.

4.2.4 All payments due to the Seller hereunder shall be made in full without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Exhibit "H" shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

4.2.5 If any payment due to the Seller is not received in accordance with the timescale provided in Clause 4.2.2, without prejudice to the Seller's other rights under this Exhibit "H", the Seller shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal to the London Interbank Offered Rate (LIBOR) for * months deposits in US Dollars (as published in the Financial Times on the due date) plus * per year (part year to be prorated).

4.3            *

4.4            TITLE

               Title to any Material purchased under this Exhibit "H" remains with the Seller until full payment of the invoices and any interest thereon has been received by the Seller.

               The Buyer shall undertake that Material, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

4.5            BUY-BACK

4.5.1          BUY-BACK OF OBSOLETE MATERIAL

               The Seller agrees to buy back unused Seller Parts which may become obsolete up to * months after Delivery of the first Aircraft to the Buyer as a result of mandatory modifications required by the Buyer's or the Seller's Aviation Authorities,


                                Exhibit H - 12/24

                                                                     EXHIBIT "H"

               subject to the following:

4.5.1.1 The Seller Parts involved shall be those, which the Buyer is directed by the Seller to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard.

4.5.1.2 The Seller shall credit to the Buyer the purchase price paid by the Buyer for any such obsolete parts, provided that the Seller's liability in this respect does not extend to quantities in excess of the Seller's Initial Provisioning recommendation.

4.5.1.3 The Seller shall use its reasonable efforts to obtain for the Buyer the same protection from Suppliers.

4.5.2          BUY-BACK OF INITIAL PROVISIONING SURPLUS MATERIAL

4.5.2.1 The Seller agrees that at any time after * and within * after Delivery of the first Aircraft to the Buyer, the Buyer shall have the right to return to the Seller, at a credit of * of the original purchase price paid by the Buyer, unused and undamaged Material as per sub-Clause 1.2 (i) and at a credit of * of the original Supplier list price, unused and undamaged Material as per sub-clause 1.2 (ii) originally purchased from the Seller under the terms hereof, provided that the selected protection level does not exceed * with a transit time of * and said Material was recommended for the Buyer's purchase in the Seller's Initial Provisioning recommendations to the Buyer and does not exceed the provisioning quantities recommended by the Seller, and is not shelflife limited, or does not contain any shelflife limited components with less than * shelflife remaining when returned to the Seller and provided that the Material is returned with the Seller's original documentation (tag, certificates).

4.5.2.2 In the event of the Buyer electing to procure Material in excess of the Seller's recommendation, the Buyer shall notify the Seller thereof in writing, with due reference to the present Clause. The Seller's agreement in writing is necessary before any Material in excess of the Seller's recommendation shall be considered for buy-back.

4.5.2.3 It is expressly understood and agreed that the rights granted to the Buyer under this Clause 4.5.2 shall not apply to Material which may become surplus to requirements due to obsolescence at any time or for any reason other than those set forth in Clause
               4.5.1 above.

4.5.2.4 Further, it is expressly understood and agreed that all credits described in this Clause 4.5.2 shall be provided by the Seller to the Buyer exclusively by means of credit notes to be entered into the Buyer's spares account with the Seller.

4.5.3 All transportation costs for the return of obsolete or surplus Material under this Clause 4, including any insurance and customs duties applicable or other related expenditures, shall be borne by the Buyer.

4.6            INVENTORY USAGE DATA

               The Buyer undertakes to provide periodically to the Seller a quantitative list of the


                                Exhibit H - 13/24

                                                                     EXHIBIT "H"

               parts used for maintenance and overhaul of the Aircraft. The range and contents of this list shall be established according to SPEC 2000, Chapter 5, or as mutually agreed between the Seller and the Buyer.


                                Exhibit H - 14/24

                                                                    EXHIBIT "H"

5.             WARRANTIES

5.1            SELLER PARTS

               Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts in sub-Clause 1.2 (i) shall at delivery to the Buyer:

               (i)  be free from defects in material.

               (ii) be free from defects in workmanship, including without limitation processes of manufacture,

               (iii) be free from defects arising from failure to conform to the applicable specification for such part.

5.2            WARRANTY PERIOD

5.2.1 The standard warranty period for new Seller Parts is * months after delivery of such parts to the Buyer.

5.2.2 The standard warranty period for used Seller Parts delivered by and/or repaired, modified, overhauled or exchanged by the Seller is * after delivery of such parts to the Buyer.

5.3            BUYER'S REMEDY AND SELLER'S OBLIGATION

               The Buyer's remedy and Seller's obligation and liability under this Clause 5 are limited to the repair, replacement or correction, at the Seller's expenses and option, of any Seller Part which is defective.

               The Seller may equally at its option furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Parts.

               The provisions of Clauses 12.1.5 thru 12.1.10 of the Agreement shall apply to this Clause 5 of this Exhibit "H".


                                Exhibit H - 15/24

                                                                     EXHIBIT "H"

5.4            WAIVER, RELEASE AND RENUNCIATION

               THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 5 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY MATERIAL DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

               (A) ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

               (B)  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

               (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S AND/OR ITS SUPPLIERS' NEGLIGENCE, ACTUAL OR IMPUTED; AND

               (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR MATERIAL DELIVERED HEREUNDER.

               THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY MATERIAL DELIVERED UNDER THIS AGREEMENT.

               FOR THE PURPOSES OF THIS CLAUSE 5.4, "THE SELLER" SHALL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.


                               Exhibit H - 16/24

                                                                     EXHIBIT "H"
6              SELLER PARTS LEASING

6.1            GENERAL

               The terms and conditions of this Clause 6 shall apply for the leasing of Seller Parts listed in Appendix A to this Clause 6, hereinafter "LEASED PARTS" or a "LEASED PART", and shall form a part of each lease of Seller Parts by the Buyer from the Seller.

6.1.1 The terms and conditions of this Clause 6 shall prevail over all other terms and conditions appearing on any order form or other document pertaining to Leased Parts. The Seller's current proprietary parts Repair Guide shall be provided to the Buyer and shall be used, along with this Agreement, as the basis for Seller Parts lease transactions between the Buyer and the Seller. In case of discrepancy, this Agreement shall prevail.

6.1.2 For the purposes of this Clause 6, the term "LESSOR" refers to the Seller and the term "LESSEE" refers to the Buyer.

6.1.3 Parts not included in Appendix A to this Clause 6 shall be the subject of a separate lease agreement supplied by the Seller at the Buyer's request.

6.2            LEASING PROCEDURE

               Upon the Lessee's request by telephone (to be confirmed promptly in writing), facsimile, cable, SITA, letter or other written instrument, the Lessor shall lease such Leased Parts, which shall be made available in accordance with Clause 3.2.3 for the purpose of being substituted for a part removed from an Aircraft for repair or overhaul. * Each lease of Leased Parts shall be evidenced by a lease document (hereinafter "LEASE") issued by the Lessor to the Lessee not later than seven (7) days after delivery of the Leased Part.

6.3            LEASE PERIOD

6.3.1 The total term of the Lease (hereinafter "LEASE PERIOD") shall be counted from inclusively the day the Leased Part is delivered Free Carrier (FCA) up to inclusively the day of receipt of the Leased Part back at the Lessor or at any other address indicated by the Lessor.

6.3.2 If a Leased Part is not returned by the Lessee within * days, the Lease shall be converted into a sale. Should the Lessee not return the Leased Part to the Lessor within * days and if the Lessor so elects, by giving prompt written notice to the Lessee, such non return shall be deemed to be an election by the Lessee to purchase the Leased Part and, upon the happening of such event, the Lessee shall pay the Lessor all amounts due under Clauses 6.4 and 6.8 for the Leased Part for the Lease Period of * days plus the current sales price of the Leased Part at the moment of the conversion of the Lease.


                                Exhibit H - 17/24

                                                                     EXHIBIT "H"

6.3.3 Notwithstanding the foregoing, the Lease Period shall end in the event of, and upon the date that, the Lessee acquiring title to a Leased Part as a result of exercise of the Lessee's option to purchase the Leased Part, as provided for herein.

6.3.4 The chargeable period to lease a part is a minimum of * days. If the shipment of the Leased Part has been arranged and the Lessee cancels the lease order, the minimum chargeable period of * shall apply.

6.4            LEASE CHARGES AND TAXES

               The Lessee shall pay the Lessor:

               (i) a Lease fee per day of the Lease Period amounting to one three hundred and sixty fifth (1/365th) of the part's sales price as set forth in the Seller's Spare Parts Price Catalog in effect on the date of the commencement of the Lease Period;

               (ii) any reasonable additional costs which may be incurred by the
                    Lessor as a direct result of such Lease, such as recertification, inspection, test, repair, overhaul, removal of paint and/or repackaging costs as required to place the Leased Part in a satisfactory condition for lease to a subsequent customer;

               (iii) all transportation and insurance charges; and

               (iv) any taxes, charges or custom duties imposed upon the Lessor or its property as a result of the Lease, sale, delivery, storage or transfer of any Leased Part. All payments due hereunder shall be made in accordance with Clause 4.

6.5            RISK OF LOSS, MAINTENANCE, STORING AND REPAIR OF THE LEASED PART

               (i) The Lessee shall be liable for maintaining and storing the Leased Part in accordance with all applicable rules of the relevant aviation authorities and the technical documentation and other instructions issued by the Lessor.

               (ii) Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee.

               (iii) The Leased Part shall be repaired solely at repair stations approved by the Lessor. If during the Lease Period any inspection, maintenance, rework and/or repair is carried out to maintain the Leased Part serviceable, in accordance with the standards of the Lessor, the Lessee shall provide details and documentation about the scope of the work performed, including respective inspection, work and test reports.

               (iv) All documentation shall include, but not be limited to, evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

               (v)  The Leased Part must not be lent to a third party.

               (vi) Risk of loss or damage to each Leased Part shall remain with the Lessee until


                                Exhibit H - 18/24

                                                                     EXHIBIT "H"

               such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost, damaged beyond economical repair or damaged unrepairable, the Lessee shall be deemed to have exercised its option to purchase said Leased Part in accordance with Clause 6.8 as of the date of such loss or damage.

6.6            TITLE

               Title to each Leased Part shall remain with the Lessor at all times unless the Lessee exercises its option to purchase in accordance with Clause 6.8, in which case title shall pass to the Lessee upon receipt by the Lessor of the payment for the purchased Leased Part.

6.7            RETURN OF LEASED PART

6.7.1 The Lessee shall return the Leased Part at the end of the Lease Period to the address indicated on the individual lease document provided by the Lessor at the start of each Lease transaction.

6.7.2 The return shipping document shall indicate the reference of the Lease document and the removal data, such as:

               (i)  aircraft manufacturer serial number

               (ii) removal date

               (iii) total flight hours and flight cycles for the period the
                    Leased Part was installed on the aircraft

               (iv) documentation in accordance with Clause 6.5.

               If the Lessee cannot provide the above mentioned data and documentation for the Leased Part to be returned from Lease, lease charges of: * of the Lessor's current sales price for a new part plus * of the accumulated Lease fees shall be invoiced. According to the Lessors quality standards, parts are not serviceable without the maintenance history data outlined above and have to be scrapped on site.

6.7.3 The unserviceable or serviceable tag issued by the Lessee and the original Lessor certification documents must be attached to the Leased Part.

6.7.4 Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. The Leased Part shall be returned with the same painting as when delivered (Airbus grey or primary paint). If the Lessee is not in a position to return the Leased Part in the same serviceable condition, the Lessee has to contact the Lessor for instructions.

6.7.5 The Leased Part is to be returned in the same shipping container as that delivered by the Lessor. The container must be in a serviceable condition, normal wear and tear excepted.

6.7.6 The return of an equivalent part different from the Leased Part delivered by the Lessor is not allowed without previous written agreement of the Lessor.


                                Exhibit H - 19/24

                                                                     EXHIBIT "H"

6.8            OPTION TO PURCHASE

6.8.1 The Lessee may at its option, exercisable by written notice given to the Lessor during the Lease Period, elect to purchase the Leased Part, in which case the then current sales price for such Leased Part as set forth in the Seller's Spare Parts Price Catalog shall be paid by the Lessee to the Lessor. Should the Lessee exercise such option, * of the Lease rental charges due pursuant to sub-Clause 6.4 (i) shall be credited to the Lessee against said purchase price of the Leased Part.

6.8.2 In the event of purchase, the Leased Part shall be warranted in accordance with Clause 5 as though such Leased Part were a Seller Part, but the warranty period shall be deemed to have commenced on the date such part was first installed on any Aircraft; provided, however, that in no event shall such warranty period be less than six (6) months from the date of purchase of such Leased Part. A warranty granted under this Clause 6.8.2 shall be in substitution for the warranty granted under Clause 6.9 at the commencement of the Lease Period.

6.9            WARRANTIES

6.9.1 The Lessor warrants that each Leased Part shall at the time of delivery be free from defects in material and workmanship which could materially impair the utility of the Leased Part.

6.9.2          WARRANTY AND NOTICE PERIODS

               The Lessee's remedy and the Lessor's obligation and liability under this Clause 6.9, with respect to each defect, are conditioned upon:

               (i) the defect having become apparent to the Lessee within the Lease Period and

               (ii) the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreed upon, of the Leased Part claimed to be defective and

               (iii) the Lessor's warranty administrator having received written notice of the defect from the Lessee within thirty (30) days after the defect becomes apparent to the Lessee, with reasonable proof that the claimed defect is due to a matter embraced within the Lessor's warranty under this Clause 6.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor's applicable written instructions.

6.9.3          REMEDIES

               The Lessee's remedy and the Lessor's obligation and liability under this Clause 6.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.


                                Exhibit H - 20/24

                                                                     EXHIBIT "H"

               Any replacement part furnished under this Clause 6.9.3 shall be deemed to be the Leased Part so replaced.

6.9.4          SUSPENSION AND TRANSPORTATION COSTS

6.9.4.1 If a Leased Part is found to be defective and covered by this warranty, the Lease Period and the Lessee's obligation to pay rental charges as provided for in sub-Clause 6.4 (i) shall be suspended from the date on which the Lessee notifies the Lessor of such defect until the date upon which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has, promptly after giving such notice to the Lessor, withdrawn such defective Leased Part from use. If the defective Leased Part is replaced, such replaced part shall be deemed to no longer be a Leased Part under the Lease as of the date upon which such part was received by the Lessor at the return location specified in the applicable Lease.

               If a Leased Part is found to be defective upon first use by the Lessee and is covered by this warranty, no rental charges as provided in sub-Clause 6.4 (i) shall accrue and be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

6.9.4.2 All transportation and insurance costs of returning the defective Leased Part and returning the repaired, corrected or replacement part to the Lessee shall be borne by the Lessor.

6.9.5          WEAR AND TEAR

               Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a defect or non-conformance under this Clause 6.9.

6.9.6          WAIVER, RELEASE AND RENUNCIATION

               THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND/OR ITS SUPPLIERS AND REMEDIES OF THE LESSEE SET FORTH IN THIS CLAUSE 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE LESSEE AGAINST THE LESSOR, ITS SUPPLIERS AND/OR THEIR INSURERS EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS INCLUDING BUT NOT LIMITED TO:

               (A) ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

               (B)  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

               (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

               (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE LESSOR'S OR ITS SUPPLIERS' NEGLIGENCE, ACTUAL OR


                                Exhibit H - 21/24

                                                                     EXHIBIT "H"

                    IMPUTED; AND

               (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY LEASED PART DELIVERED HEREUNDER.

               THE LESSOR AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS.

               FOR THE PURPOSES OF THIS CLAUSE 6.9.6, "THE LESSOR" SHALL INCLUDE THE LESSOR, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.


                                Exhibit H - 22/24

                                                                     EXHIBIT "H"

                     APPENDIX "A" TO CLAUSE 6 OF EXHIBIT "H"

                       SELLER PARTS AVAILABLE FOR LEASING

AILERONS

APU DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

SLATS

SPOILERS

AIRBRAKES

WING TIPS

WINGLETS


                                Exhibit H - 23/24

                                                                     EXHIBIT "H"

7              TERMINATION OF SPARES PROCUREMENT COMMITMENTS

7.1 In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit "H" to the extent set forth in Clause 7.2 below.

7.2 Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge all obligations and liabilities of the parties hereunder with respect to such undelivered spare parts, services, data or other items to be purchased hereunder which are applicable to those Aircraft for which the Agreement has been terminated. Unused spare parts in excess of the Buyer's requirements due to such Aircraft cancellation shall be repurchased by the Seller as provided for in Clause 4.5.2.


                                Exhibit H - 24/24

LETTER AGREEMENTS - CONTENTS

                                    CONTENTS

LETTERS AGREEMENTS
------------------
Letter Agreement No 1:    *

Letter Agreement No 2:    *

Letter Agreement No 3:    OPTIONS

Letter Agreement No 4:    *

Letter Agreement No 5A:   A350-900 PERFORMANCE, GUARANTEE (75,000 lbs Thrust)
Letter Agreement No 5B:   *
Letter Agreement No 5C:   *

Letter Agreement No 6A:   *
Letter Agreement No 6B:   *

Letter Agreement No 7:    *

Letter Agreement No 8:    *

Letter Agreement No 9:    *

Letter Agreement No 10:   MISCELLANEOUS

Letter Agreement No 11:   *

LETTER AGREEMENT NO 1

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO - SP,
BRAZIL

Subject: *

TAM - LINHAS AEREAS S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into an A350-900 Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                       - Letter Agreement No 1 - Page 1/5

                             [Three pages redacted]

                                       *

LETTER AGREEMENT NO 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director

Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director

Date: December 20th, 2005               Date: December 20th, 2005


                       - Letter Agreement No 1 - Page 5/5

LETTER AGREEMENT NO 2

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO - SP,
BRAZIL

Subject: *

TAM - LINHAS AEREAS S.A. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered into an A350-900 Purchase Agreement (the "Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                       - Letter Agreement No 2 - Page 1/6

                               [4 pages redacted]

                                       *

LETTER AGREEMENT NO 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name:  Marco Antonio Bologna            Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director

Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director
Date: December 20th, 2005               Date: December 20th, 2005


                       - Letter Agreement No 2 - Page 6/6

LETTER AGREEMENT NO 3

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO - SP,
BRAZIL

Subject: OPTION RIGHTS

TAM - LINHAS AEREAS S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into an A350-900 Purchase Agreement (The Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                       - Letter Agreement No 3 - Page 1/4

LETTER AGREEMENT NO 3

1         GENERAL

          The Seller hereby grants to the Buyer the right to purchase up to 5 additional A350-900 (or A350-800) Aircraft (hereinafter "the Option Aircraft").

          The Option Aircraft shall be manufactured in accordance with the Aicraft Specification set out in Clause 2 of the Agreement

          * and including any development changes which may be incorporated by the Seller prior to the delivery of the Option Aircraft.

                                        *

                                        *

                                        *

2         OPTION AIRCRAFT PRICE

                                        *

3         OPTION EXERCISE AND DELIVERY DATE

                                        *

                                        *

                                        *

                                        *

4         VALIDITY

                                        *


                       - Letter Agreement No 3 - Page 2/4

LETTER AGREEMENT NO 3

                                        *

                                        *

                                        *

8         ASSIGNMENT

          The Option Aircraft are personal to the Buyer and cannot be assigned to any third party without the Seller's prior written consent.


                       - Letter Agreement No 3 - Page 3/4

LETTER AGREEMENT NO 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted
For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director

Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director
Date: December 20th, 2005               Date: December 20th, 2005


                       - Letter Agreement No 3 - Page 4/4

LETTER AGREEMENT NO 4

TAM - UNHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO - SP,
BRAZIL

Subject: *

TAM - LINHAS AEREAS S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into an A350-900 Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                       - Letter Agreement No 4 - Page 1/5

                             [Three pages Redacted]

LETTER AGREEMENT NO 4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted
For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                 AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial
Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director
Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director

Date: December 20th, 2005               Date: December 20th, 2005


                       - Letter Agreement No 4 - Page 5/5

LETTER AGREEMENT No 5A

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO - SP,
BRAZIL

Subject: A350-900 PERFORMANCES GUARANTEE *

TAM - LINHAS AEREAS S.A. ("the Buyer*) and AIRBUS S.A.S. ("the Seller") have entered into an A350-900 Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                      - Letter Agreement No 5A - Page 1/19

LETTER AGREEMENT NO 5A

1.   AIRCRAFT CONFIGURATION.

     The guarantees, defined below ("the Guarantees") are applicable to the A350-900 Aircraft as described in the Standard Specification referenced G 000 09000 Issue B dated 30 June 2005 amended by a Specification Change Notice ("SCN") for installation of General Electric GEnx-1A75 engines, hereinafter referred to as the Specification",

                                       *

                                       *

                                       *

                                       *

                                       *

                                       *

                                       *


                      - Letter Agreement No 5A - Page 2/19

                              [15 pages redacted]

                                       *

LETTER AGREEMENT NO 5A

If the foregoing correctly sets forth our understanding, please execute two(2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director

Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director

Date: December 20th, 2005               Date: December 20th, 2005


                      - Letter Agreement No 5A - Page 18/18

                               [one page redacted]

                                       *

LETTER AGREEMENT NO 5B

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO -SP,
BRAZIL

Subject: A 350-900 PERFORMANCES GUARANTEE *

TAM - LINHAS AEREAS S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into an A350-900 Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                      - Letter Agreement No 5B - Page 1/20

                              [17 pages redacted]

                                       *

LETTER AGREEMENT NO 5B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director

Date: December 20th, 2005

WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director

Date: December 20th, 2005               Date: December 20th, 2005


                      - Letter Agreement No 5B - Page 19/19

                              [one page redacted]

                                       *

LETTER AGREEMENT NO 5C

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO -SP,
BRAZIL

Subject

TAM - LINHAS AEREAS S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into an A350-800 Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-800 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                      - Letter Agreement No 5C - Page 1/19

                              [16 pages redacted]

                                       *

LETTER AGREEMENT No 5C

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director
Date: December 20th, 2005

WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director

Date: December 20th, 2005               Date: December 20th, 2005


                      - Letter Agreement No 5C - Page 18/18

                              [One page redacted]

                                       *

LETTER AGREEMENT NO 6A

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECl,
SAO PAULO - SP,
BRAZIL

Subject: *

TAM - LINHAS AEREAS S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into an A350-900 Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, no severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                       - Letter Agreement No 6A - Page 1/15

Pages 2 to 14 redacted

                                       *

LETTER AGREEMENT NO 6A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


-------------------------------------
Name: Jose Zaidan Maluf
Title: Director
Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director

Date: December 20th, 2005               Date: December 20th, 2005


                      - Letter Agreement No 6A - Page 15/15

LETTER AGREEMENT NO 6B

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO - SP,
BRAZIL

Subject: *

TAM - LINHAS AEREAS S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into an A350-800 Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-800 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, no severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                      - Letter Agreement No 6B - Page 1/16

Pages 2 to 15 redacted

                                       *

LETTER AGREEMENT NO 6B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.


Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director

Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director

Date: December 20th, 2005               Date:  December 20th, 2005


                      - Letter Agreement No 6B - Page 16/16

LETTER AGREEMENT NO 7

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO - SP,
BRAZIL

Subject: *

TAM - LINHAS AEREAS S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into an A350-900 Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                       - Letter Agreement No 7 - Page 1/3

LETTER AGREEMENT NO 7

                                       *


                       - Letter Agreement No 7 - Page 2/3

LETTER AGREEMENT NO 7

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director

Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director

Date: December 20th, 2005               Date: December 20th, 2005


                       - Letter Agreement No 7 - Page 3/3

LETTER AGREEMENT NO 8

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO - SP,
BRAZIL

Subject: *

TAM - LINHAS AEREAS S.A. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have a entered into an A350-900 Purchase Agreement (the "Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                       - Letter Agreement No 8 - Page 1/5

Pages 2 to 4 redacted

                                       *

LETTER AGREEMENT NO 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director
Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director

Date: December 20th, 2005               Date: December 20th, 2005


                       - Letter Agreement No 8 - Page 5/5

LETTER AGREEMENT NO 9

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856,20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO-SP,
BRAZIL

Subject: *

TAM - LINHAS AEREAS S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into an A350-900 Purchase Agreement (the "Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                       - Letter Agreement No 9 - Page 1/15

Page 2 to 4 redacted

                                        *

LETTER AGREEMENT NO 9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                        Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director

Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director
Date: December 20th, 2005               Date: December 20th, 2005


                       - Letter Agreement No 9 - Page 5/15

Pages 6 to 15 redacted

                                        *

LETTER AGREEMENT NO 10

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO -SP,
BRAZIL

Subject: MISCELLANEOUS

TAM - LINHAS AEREAS S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into an A350-900 Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, no severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                       - Letter Agreement No 10 - Page 1/4

Pages 2 to 3 redacted

                                       *

LETTER AGREEMENT NO 10

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director

Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director

Date: December 20th, 2005               Date: December 20th, 2005


                       - Letter Agreement No 10 - Page 4/4

LETTER AGREEMENT NO 11

TAM - LINHAS AEREAS S.A.
Avenida Jurandir, 856, 20 andar, Lote 4,
CEP 04072 - 000, Jardim CECI,
SAO PAULO-SP,
BRAZIL

Subject: *

TAM - LINHAS AEREAS S.A. ("the Buyer") and AIRBUS S.A.S. ("the Seller") have entered into an A350-900 Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A350-900 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, no severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.


                       - Letter Agreement No 11 - Page 1/3

LETTER AGREEMENT NO 11

                                       *


                       - Letter Agreement No 11 - Page 2/3

LETTER AGREEMENT NO 11

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/ Marco Antonio Bologna               /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Marco Antonio Bologna             Name: Christian Scherer
Title: Chief Executive Officer          Title: Head of Transactions and Control
                                               Deputy Head of Commercial

Date: December 20th, 2005               Date: December 20th, 2005


/s/ Jose Zaidan Maluf
-------------------------------------
Name: Jose Zaidan Maluf
Title: Director

Date: December 20th, 2005


WITNESS                                 WITNESS


/s/ Vanessa Alvarenga                   /s/ Michel Clanet
-------------------------------------   ----------------------------------------
Name: Vanessa Alvarenga                 Name: Michel Clanet
Title: Legal Counsel                    Title: Regional Sales Director

Date: December 20th, 2005               Date: December 20th, 2005


                       - Letter Agreement No 11 - Page 3/3